UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Paul J. Smith	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Customer Service Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

Issued by:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home Office, Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

statefarm.com®

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2015, for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.1 We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix.2 As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

Market Review

During 2015, U.S. and international equity markets generated mixed returns, while the returns of the U.S. fixed income market were mostly positive.

During the period, U.S. equity markets (as represented by the S&P 500® Index3) achieved positive total returns in six of the past twelve months, including an 8.44% total return in October, the index’s highest monthly return in four years. The S&P 500 Index eclipsed the 2,100 mark for the first time in its history, establishing multiple closing price highs through year end (December 31, 2015) before settling down to post a total return of 1.38%, including reinvested dividends. During the period, equity markets were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product — all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets — particularly in August, during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. The global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

Major Market Indices	Year-to-Date Total Return as of 12/31/2015
S&P 500 Index	1.38%
Russell Midcap Index	-2.44%
Russell 2000 Index	-4.41%
MSCI EAFE Free Index	-0.81%
MSCI All Country World Index ex-U.S. Index	-5.66%
MSCI Emerging Markets Index	-14.92%
Barclays Intermediate U.S. Government/Credit Index	1.07%

For the year ended December 31, 2015, large cap stocks (as represented by the S&P 500 Index) posted total returns of 1.38%, as a 2.12% dividend yield offset a negative price return of approximately –0.73%. Meanwhile mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) posted negative total returns of –2.44% and –4.41%, respectively.

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard and Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted negative total returns for the year of –0.81% and –5.66%, respectively, in U.S. dollar terms. Within the MSCI EAFE Free Index, Denmark was the strongest performing market, rising 23.43% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the MSCI EAFE Free Index, rose 9.6% and decreased –7.6%, respectively, in U.S. dollar terms. Meanwhile, Singapore finished 2015 as the weakest performing market within the MSCI EAFE Free Index, decreasing –17.71% in U.S. dollar terms. In general, emerging market countries experienced high single-digit and double-digit negative market returns during the period, with Greece’s –61.33% return leading the worst performers as the MSCI Emerging Markets Index posted a negative total return of –14.92% in U.S. dollar terms.6

The U.S. dollar appreciated relative to most foreign currencies during the period, increasing approximately 5.7% relative to the British pound, approximately 11.4% relative to the euro, and approximately 0.5% relative to the Japanese yen.

After surprising many in 2014 with their relative strength, bond markets generated mostly positive returns during the

12-month period ended December 31, 2015. Among major fixed income indices, bond coupon income offset a price decline as the Barclays Intermediate U.S. Government/Credit Index experienced a 1.07% total return.7

Source: The U.S. Department of the Treasury (treasury.gov)

6

Source: Bloomberg. The MSCI Europe, Australasia and Far East Free (EAFE Free®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2015, the MSCI ACWI ex-U.S. Index consisted of 45 developed and emerging market country indices. The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Source: Barclays Inc. The Barclays Intermediate U.S. Government/Credit Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

As the chart above shows, after beginning January at 2.17%, the yield on the 10-year U.S. Treasury declined to a low of 1.68% in late January before staging an uneven climb to reach a period high of 2.50% in June, ultimately settling at 2.27% on December 31, 2015. The short-term 3-month U.S. Treasury began January at 0.04% and remained low during the first seven months of the period before increasing to 0.12% leading up to the Fed’s August meeting, during which many investors expected the Fed to initiate raising its key benchmark interest rate. Starting again in late October and continuing into December, 3-month Treasury yields increased again, rising to a period high of 0.29% in early December before ending the year at 0.16%. Similarly, after beginning the period at 0.67%, yields on 2-year U.S. Treasuries gathered momentum in the fourth quarter (October–December) — rising almost 20 basis points in November alone — and established a period high of 1.09% in early December before finishing at 1.06% following the Fed’s December decision to move forward on raising rates.8

During the period, the ECB and other major global central banks initiated or increased their own monetary stimulus measures, which contributed to foreign investors maintaining their strong demand for U.S. Treasuries and other U.S. fixed income securities as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

8	Source: The U.S. Department of the Treasury. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. A 2-year U.S. Treasury Note and a 10-year U.S. Treasury Note are debt obligations issued by the U.S. Treasury with maturities of 2 and 10 years, respectively, and that pay interest every six months. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2015, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

During the period, U.S. equity markets (as represented by the S&P 500 Index) were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest —in U.S. Gross Domestic Product — all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets, particularly in August during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. This global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the period. Relative to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

The 12-month total return for the Index was 1.38%. The total return for the period reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –6%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 5%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 5.67%, outperforming value stocks, as represented by the Russell 1000 Value Index, which generated a negative total return of –3.83%.1

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, the Large Cap Equity Fund had a total return of 1.33% compared to a 1.38% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2015, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 3.18% and 0.64%, respectively, compared to a 1.38% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.46% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, each of which posted a double-digit gain during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
Incyte Corp.	Health Care	2.0%
Regeneron Pharmaceuticals Inc.	Health Care	2.0%
Freescale Semiconductor Inc.*	Information Technology	sold
Electronic Arts Inc.	Information Technology	1.5%
Tesoro Corp.	Energy	1.5%

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
Micron Technology Inc.	Information Technology	0.8%
Union Pacific Corp.	Industrials	0.8%
Keurig Green Mountain Inc.*	Consumer Staples	sold
Avis Budget Group Inc.*	Financials	sold
Santander Consumer USA Holdings Inc.	Financials	0.8%

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Seven of the top ten largest holdings within Bridgeway’s portion of the Fund posted positive total returns, with four of those holdings providing double-digit gains (Incyte Corp., O’Reilly Automotive Inc., Regeneron Pharmaceuticals Inc., and The Kroger Co.). HCA Holdings Inc. and Apple Inc. posted negative single-digit total returns and United Continental Holdings Inc. produced a double-digit negative total return.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
Apple Inc.	Information Technology	3.2%
Southwest Airlines Co.	Industrials	2.8%
Delta Air Lines Inc.	Industrials	2.3%
Incyte Corp.	Health Care	2.0%
O’Reilly Automotive Inc.	Consumer Discretionary	2.0%
Regeneron Pharmaceuticals Inc.	Health Care	2.0%
VeriSign Inc.	Information Technology	2.0%
HCA Holdings Inc.	Health Care	1.8%
United Continental Holdings Inc.	Industrials	1.8%
Kroger Co., The	Consumer Staples	1.7%

Westwood Management Corp. (49.54% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, each of which posted a double-digit gain during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2015
Cigna Corp.	Health Care	1.9%
Amdocs Ltd.	Information Technology	2.8%
Home Depot Inc., The	Consumer Discretionary	2.2%
Skyworks Solutions, Inc.*	Information Technology	sold
Aetna Inc.	Health Care	1.8%

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the largest detractors to Westwood’s performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2015
Union Pacific Corp.	Industrials	1.7%
Viacom Inc. Class B*	Consumer Discretionary	sold
BorgWarner Inc.*	Industrials	sold
Time Warner Inc.	Consumer Discretionary	1.7%
Garmin Ltd.*	Consumer Discretionary	sold

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Seven of the top ten largest holdings within Westwood’s portion of the Fund posted positive total returns, with three of those holdings providing double-digit gains (The JM Smucker Co., Amdocs Ltd., and McCormick & Company Inc.). Bank of America Corp., General Dynamics Corp. and Simon Property Group Inc. each delivered single-digit negative total returns.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2015
Wells Fargo & Co.	Financials	3.4%
JPMorgan Chase & Co.	Financials	3.4%
Johnson & Johnson	Health Care	3.2%
Bank of America Corp.	Financials	3.1%
General Dynamics Corp.	Industrials	2.9%
Amdocs Ltd.	Information Technology	2.8%
McCormick & Company Inc.	Consumer Staples	2.3%
WEC Energy Group Inc.	Utilities	2.3%
Simon Property Group Inc.	Financials	2.3%
JM Smucker Co., The	Consumer Staples	2.3%

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2015, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed. U.S. equity markets (as represented by the S&P 500 Index) were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest —in U.S. Gross Domestic Product—all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets, particularly in August, during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. This global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the period. Relative to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

For the year ended December 31, 2015, the Index posted a negative total return of –2.90%. Value stocks, as represented by the Russell 2500 Value Index, produced a negative total return of –5.49%, which underperformed growth stocks, as represented by the Russell 2500 Growth Index, which experienced a total return of –0.19%.1

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2015, the Small/Mid Cap Equity Fund had a total return of –3.99% compared to a total return of –2.90% for the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the year, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of –7.38% and 1.03%, respectively, compared to a negative total return of –2.90% for the Index over the same time period.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (48.48% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Skechers U.S.A. Inc. Class A posting a triple-digit total return and the remaining holdings providing double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
Skechers U.S.A. Inc. Class A*	Consumer Discretionary	sold
JetBlue Airways Corp.*	Industrials	sold
SkyWest Inc.	Industrials	1.9%
Symetra Financial Corp.*	Financials	sold
EarthLink Holdings Corp.	Information Technology	0.9%

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
Republic Airways Holdings Inc.*	Industrials	sold
Century Aluminum Co.*	Materials	sold
Titan Machinery Inc.	Industrials	0.8%
Intelsat SA*	Telecommunication Services	sold
PDL BioPharma Inc.	Health Care	0.7%

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, seven posted double-digit gains while two (Amkor Technology Inc. and Sanmina Corp.) posted double-digit losses and one (Green Plains Inc.) provided a single-digit loss.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2015
SkyWest Inc.	Industrials	1.9%
Matthews International Corp. Class A	Industrials	1.6%
Selective Insurance Group Inc.	Financials	1.6%
Amkor Technology Inc.	Information Technology	1.6%
Independent Bank Corp	Financials	1.5%
Isle of Capri Casinos Inc.	Consumer Discretionary	1.5%
Green Plains Inc.	Energy	1.5%
Maiden Holdings Ltd.	Financials	1.5%
Sanmina Corp.	Information Technology	1.4%
Talmer Bancorp Inc. Class A	Financials	1.4%

Rainier Investment Management, LLC (51.52% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, each of which posted a double-digit gain during the period.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2015
Tyler Technologies Inc.	Information Technology	2.2%
Mohawk Industries Inc.	Consumer Discretionary	3.0%
Ulta Salon, Cosmetics & Fragrance Inc.	Consumer Discretionary	1.0%
Avago Technologies Ltd.	Information Technology	1.0%
Palo Alto Networks Inc.	Information Technology	1.4%

Among the largest detractors to Rainier’s performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2015
Devon Energy Corp.*	Energy	sold
Envision Healthcare Holdings	Health Care	1.2%
Polaris Industries Inc.	Consumer Discretionary	0.3%
United Rentals Inc.*	Industrials	sold
LaSalle Hotel Properties*	Financials	sold

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, Mohawk Industries Inc., Tyler Technologies Inc., E*TRADE Financial Corp. and Owens Corning Inc. posted double-digit gains. Northern Trust Corp. and Lazard Ltd. Class A delivered single-digit losses, while the other four holdings generated positive single-digit total returns for the year.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2015
Mohawk Industries Inc.	Consumer Discretionary	3.0%
Vulcan Materials Co.	Materials	2.9%
Southwest Airlines Co.	Industrials	2.3%
Tyler Technologies Inc.	Information Technology	2.2%
CBRE Group Inc. Class A	Financials	2.0%
E*TRADE Financial Corp.	Financials	1.9%
Northern Trust Corp.	Financials	1.7%
Owens Corning Inc.	Industrials	1.6%
Lazard Ltd. Class A	Financials	1.6%
MEDNAX Inc.	Health Care	1.6%

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2015, the Fund had 5.83% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

For the year, international equity markets (as represented by the Index) posted a negative total return of –5.66%, in U.S. dollar terms, lagging the 1.38% total return performance of U.S. equity markets (as represented by the S&P 500 Index). All performance information included in this discussion is quoted in U.S. dollars.

While emerging market countries generally experienced high single-digit and double-digit negative returns during the year, within the Index the emerging market country of Hungary posted the strongest performance, rising 36.31%. However, Greece, also an emerging market country, finished 2015 as the weakest performing market within the Index, decreasing –61.33%. Meanwhile, Japan and the United Kingdom, the largest country weightings in the Index, realized a 9.57% gain and a –7.56% decline, respectively.

While U.S. equity markets were positively impacted by modest growth in U.S. Gross Domestic Product, through the period international equity markets were affected by uneven global economic activity. Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets and contributed to the continued relative strength of the dollar.

The U.S. dollar appreciated relative to most foreign currencies during the period. In comparison to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 8 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2015, the International Equity Fund had a total return of –0.17% compared to a total return of –5.66% for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2015, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2015, for their respective portions of the Fund, Marsico posted a positive single-digit return while Northern Cross posted a single-digit loss. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (52.93% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year, Domino’s Pizza Enterprises Ltd. led with a triple-digit total return while the other four holdings posted double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2015
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	4.5%
Tencent Holdings Ltd.	Information Technology	4.0%
Hargreaves Lansdown PLC	Financials	2.9%
Domino’s Pizza Group PLC	Consumer Discretionary	2.9%
Ctrip.com International Ltd. ADR	Consumer Discretionary	2.6%

Among the largest detractors to Marsico’s performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2015
Concordia Healthcare Corp.	Health Care	2.1%
Canadian Pacific Ralway Ltd.*	Industrials	sold
Baidu Inc. Sponsored ADR*	Information Technology	sold
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.0%
Endo International PLC*	Health Care	sold

* Sold prior to 12/31/2015. Price change referenced is from 1/1/2015 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, Domino’s Pizza Enterprises Ltd. led with a triple-digit total return during the year, while six holdings (Tencent Holdings Ltd., MasterCard Inc. Class A, Ryanair Holdings PLC SP ADR, Worldpay Group PLC, Norwegian Cruise Line Holdings Ltd. and JC Decaux SA) posted double-digit gains. Novo Nordisk A/S Class B experienced a negative single-digit loss while the remaining two holdings posted single-digit gains.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2015
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	4.5%
Novo Nordisk A/S Class B	Health Care	4.1%
Tencent Holdings Ltd.	Information Technology	4.0%
MasterCard Inc. Class A	Information Technology	3.9%
Ryanair Holdings PLC SP ADR	Industrials	3.3%
Worldpay Group PLC	Information Technology	3.3%
Norwegian Cruise Line Holdings Ltd.	Consumer Discretionary	3.2%
Paysafe Group PLC	Information Technology	3.1%
JC Decaux SA	Consumer Discretionary	3.1%
Keyence Corp.	Information Technology	3.1%

Northern Cross, LLC (47.07% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, each of which posted a double-digit gain for the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2015
Syngenta AG Reg.	Materials	1.8%
UBS Group AG	Financials	2.2%
Novo Nordisk A/S Class B	Health Care	3.3%
AXA SA	Financials	2.0%
Erste Group Bank AG	Financials	1.4%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, each of which posted a double-digit loss during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2015
Rolls-Royce Holdings PLC	Industrials	1.7%
Freeport-McMoRan Inc.	Materials	0.4%
Volkswagen AG*	Industrials	sold
Standard Chartered PLC	Financials	1.8%
Las Vegas Sands Corp.	Consumer Discretionary	3.2%

Among the top ten largest holdings within Northern Cross’ portion of the Fund, Novo Nordisk A/S Class B, Essilor International SA and Allianz SE Reg. posted double-digit gains while Roche Holding AG, Unibail-Rodamco SE (Amsterdam) and Nestle SA Reg. provided single-digit gains. Las Vegas Sands Corp. delivered a double-digit loss while the remaining three holdings generated single-digit losses.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2015
Novo Nordisk A/S Class B	Health Care	3.3%
Las Vegas Sands Corp.	Consumer Discretionary	3.2%
Roche Holding AG	Health Care	3.2%
Unibail-Rodamco SE (Amsterdam)	Financials	2.6%
Nestle SA Reg.	Consumer Staples	2.5%
Essilor International SA	Health Care	2.4%
Diageo PLC	Consumer Staples	2.4%
Shire PLC	Health Care	2.4%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	2.4%
Allianz SE Reg.	Financials	2.3%

Financial highlights for this Fund can be found on page 111.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the period, U.S. equity markets (as represented by the S&P 500 Index) were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest —in U.S. Gross Domestic Product—all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets — particularly in August, during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. This global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the period. Relative to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

The 12-month total return for the Index was 1.38%. The total return for the period reflected a decrease in corporate earnings per share for the Index companies of approximately –6%, an expansion of the price/earnings valuation of the Index of approximately 5%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 5.67%, outperforming value stocks, as represented by the Russell 1000 Value Index, which generated a negative total return of –3.83%.

[1]

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Variable Product Trust (“Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2015, the Large Cap Equity Index Fund had a total return of 1.12% compared to a 1.38% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2015, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 1.38%. Half of the Index’s sectors posted positive gains for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2015	2015 Gain/Loss
Information Technology	20.7%	6%
Financials	16.5%	-2%
Health Care	15.2%	7%
Consumer Discretionary	12.9%	10%
Consumer Staples	10.1%	7%
Industrials	10.0%	-3%
Energy	6.5%	-21%
Utilities	3.0%	-5%
Materials	2.8%	-8%
Telecommunication Services	2.4%	3%

The Fund’s top ten holdings had mixed results, with three holdings (Apple Inc., Berkshire Hathaway Inc. and Exxon Mobil Corp.) posting losses. Three holdings (JPMorgan Chase & Co., Wells Fargo & Co. and Johnson & Johnson) posted single-digit gains and one holding (Amazon.com Inc.) posted a triple-digit gain. The remaining three holdings posted double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2015
Apple Inc.	Information Technology	3.2%
Microsoft Corp.	Information Technology	2.4%
Exxon Mobil Corp.	Energy	1.8%
General Electric Co.	Industrials	1.6%
Johnson & Johnson	Health Care	1.6%
Amazon.com Inc.	Consumer Discretionary	1.4%
Wells Fargo & Co.	Financials	1.4%
Berkshire Hathaway Inc. Class B	Financials	1.4%
JPMorgan Chase & Co.	Financials	1.3%
Facebook Inc. Class A	Information Technology	1.3%

Financial highlights for this Fund can be found on page 112.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index.2 The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisers (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The performance of small capitalization stocks lagged the performance of large capitalization stocks in 2015, with the Index posting a negative total return of –4.41%. Large capitalization stocks, as represented by the Russell 1000 Index3, generated a total return of 0.92%.

During the period, U.S. equity markets (as represented by the S&P 500 Index) were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest —in U.S. Gross Domestic Product—all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment was not without its challenges, though, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets — particularly in August during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. This global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the period. Relative to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2015, the Small Cap Equity Index Fund had a total return of –4.86% compared to a –4.41% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2000 Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2015, before fees and expenses that are not found within the Index.

Within the Index, sector performance was mixed, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2015	2015 Gain/Loss
Financials	25.63%	-0.22%
Information Technology	18.03%	2.87%
Health Care	16.52%	7.97%
Consumer Discretionary	13.45%	-10.60%
Industrials	12.13%	-12.85%
Utilities	3.71%	-1.48%
Materials	3.60%	-23.05%
Consumer Staples	3.41%	-3.28%
Energy	2.68%	-38.81%
Telecommunication Services	0.84%	-1.83%

Performance for each of the Fund’s top ten holdings was positive for the year, with three holdings– Anacor Pharmaceuticals Inc., Dyax Corp., and Neurocrine Biosciences Inc.–posting triple-digit gains and the other seven holdings all posting double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2015
STERIS PLC	Health Care	0.4%
Tyler Technologies Inc.	Information Technology	0.3%
Dyax Corp	Health Care	0.3%
CubeSmart	Financials	0.3%
Manhattan Associates Inc.	Information Technology	0.3%
Neurocrine Biosciences Inc.	Health Care	0.3%
Vail Resorts Inc.	Consumer Discretionary	0.3%
Anacor Pharmaceuticals Inc	Health Care	0.3%
Casey’s General Stores Inc.	Consumer Staples	0.3%
Piedmont Natural Gas Company Inc.	Utilities	0.3%

The annual reconstitution of holdings within the Russell indices occurred on June 26, 2015. For the Index, the one-time 2015 reconstitution resulted in 177 companies being added to the Index while 182 companies were removed from the Index, a turnover of 14.51%.

Financial highlights for this Fund can be found on page 113.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the MSCI EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

For the year, international equity markets (as represented by the Index) posted a negative total return of –0.81%, lagging the 1.38% total return performance of U.S. equity markets (as represented by the S&P 500 Index). All performance information included in this discussion is quoted in U.S. dollars.

Within the Index, Denmark was the strongest performing market, rising 23.43%, while Japan and the United Kingdom, the largest country weightings in the Index, gained 9.57% and decreased –7.56%, respectively. Meanwhile, Singapore finished 2015 as the weakest performing market within the Index, decreasing –17.71%.

While U.S. equity markets were positively impacted by modest growth in U.S. Gross Domestic Product, through the period international equity markets were affected by uneven global economic activity. Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program —initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets and contributed to the continued relative strength of the dollar.

The U.S. dollar appreciated relative to most foreign currencies during the period. In comparison to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2015, the International Equity Index Fund had a total return of –1.16% compared to a –0.81% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2015, before fees and expenses that are not found within the Index.

Within the Index, only two of the ten industry sectors (Health Care and Utilities) produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2015	2015 Gain/Loss
Financials	25.61%	-1%
Consumer Discretionary	13.20%	-1%
Industrials	12.63%	-2%
Health Care	11.90%	1%
Consumer Staples	11.89%	-1%
Materials	6.36%	-4%
Information Technology	5.22%	-1%
Telecommunication Services	4.92%	-1%
Energy	4.53%	-8%
Utilities	3.75%	1%

Of the top ten countries in the Index, only two (Japan and the Netherlands) posted a gain in 2015 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2015	2015 Gain/Loss
Japan	23.44%	10%
United Kingdom	19.39%	-8%
France	9.74%	0%
Switzerland	9.41%	0%
Germany	9.10%	-2%
Australia	6.84%	-10%
Spain	3.18%	-16%
Hong Kong	3.09%	-1%
Netherlands	2.88%	1%
Sweden	2.87%	-5%

Among the Fund’s ten largest holdings as of December 31, 2015, only one (Novo Nordisk A/S Class B) posted a positive return for the period. Novo Nordisk A/S Class B was the best performer among the top ten holdings, posting a double-digit gain while Bayer AG was the worst performer among the top ten holdings, posting a double-digit loss.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2015
Nestle SA Reg.	Consumer Staples	1.9%
Novartis AG Reg.	Health Care	1.6%
Roche Holding AG	Health Care	1.6%
Toyota Motor Corp.	Consumer Discretionary	1.4%
HSBC Holdings PLC	Financials	1.3%
Novo Nordisk A/S Class B	Health Care	0.9%
Commonwealth Bank of Australia	Financials	0.9%
British American Tobacco PLC	Consumer Staples	0.8%
Bayer AG	Health Care	0.8%
Sanofi	Health Care	0.8%

Financial highlights for this Fund can be found on pages 114.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

During 2015, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed. U.S. equity markets (as represented by the S&P 500 Index) were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest —in U.S. Gross Domestic Product—all factors that helped sustain investor confidence and equity market price-to-earnings valuations.

In addition, for most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008. The continued low interest rate environment helped spur a record year in merger-and-acquisition activity — led by the health care and technology sectors — which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets — particularly in August, during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years. This global weakening also contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended December 31, 2015. Oil prices began the period at around $54/barrel and ranged between approximately $35 to $61/barrel during the year, before ending at around $37/barrel, a decrease of approximately –31% for the 12-month period. Gold prices began the period at around $1,184 per troy ounce and ranged between approximately $1,046 and $1,304 per troy ounce, before ending December 2015 at around $1,060/oz., a decrease of approximately –10% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the period. Relative to the Japanese yen, the U.S. dollar increased approximately 0.5% to $0.008/yen. Versus the Euro, the U.S. dollar increased by approximately 11% to $1.09/euro, and versus the British pound, the U.S. dollar increased by approximately 6% to $1.47/£.

The 12-month total return for the S&P 500 Index was 1.38%. The total return for the period reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –6%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 5%, and a dividend return of approximately 2.1%.

Growth stocks, as represented by the Russell 1000 Growth Index, produced a total return of 5.67%, outperforming value stocks, as represented by the Russell 1000 Value Index, which generated a negative total return of –3.83%.

Influenced in part by the ECB’s quantitative easing activity, U.S. fixed income markets produced generally positive gains during the year. As the ECB and other major global central banks initiated or increased their own monetary stimulus measures, foreign investors maintained their strong demand for U.S. fixed income issuances as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

After beginning January at 2.17%, the yield on the 10-year U.S. Treasury declined to a low of 1.68% in late January before staging an uneven climb to reach a period high of 2.50% in June, ultimately settling at 2.27% on December 31, 2015. The short-term 3-month U.S. Treasury began January at 0.04% and remained low during the first seven months of the period before increasing to 0.12% leading up to the Fed’s August meeting, during which many investors expected the Fed to initiate raising its key benchmark interest rate. Starting again in late October and continuing into December, 3-month Treasury yields increased again, rising to a period high of 0.29% in early December before ending the year at 0.16%. Similarly, after beginning the period at 0.67%, yields on 2-year U.S. Treasuries gathered momentum in the fourth quarter (October–December) — rising almost 20 basis points in November alone —and established a period high of 1.09% in December before finishing at 1.06%, following the Fed’s December decision to move forward on raising rates.

For the year, within the Barclays Intermediate Government/Credit Index (the “Index”), intermediate U.S. Treasuries outperformed intermediate corporate bonds, posting total returns of 1.18% and 1.08%, respectively. Among corporate bond sectors within the Index, the 1.98% total return posted by financial institution bonds led the 1.21% and 0.47% total returns generated by utility bonds and industrial bonds, respectively, for the year.

From a credit quality standpoint within the Index, A-rated bonds posted a total return of 1.82% for the year, generally outperforming the lower quality Baa-rated bonds as well as the higher quality Aa-rated bonds and Aaa-rated bonds, which delivered total returns of –0.21%, 1.57% and 1.17%, respectively. Among intermediate corporate bonds within the Index, Baa-rated securities were the worst performing corporate bond sector within the Index, generating a total return of 0.16% compared to A-rated, Aa-rated, and Aaa-rated securities, which had total returns of 1.83%, 1.77%, and 1.57%, respectively, for the year.1

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the year, the Stock and Bond Balanced Fund had a total return of 1.11%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 1.49% for the 1-year period ended December 31, 2015. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index. The S&P 500 Index, the Barclays Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds — the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the year, the Large Cap Equity Index Fund and the Bond Fund returned 1.12% and 1.01% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2015, before fees and expenses that are not found within the S&P 500 Index. The S&P 500 Index finished the year with a total return of 1.38%. Half of the S&P 500 Index’s sectors posted positive gains for the year.

S&P 500 Index Sector Performance

Sector	S&P 500 Index Weighting as of 12/31/2015	2015 Gain/Loss
Information Technology	20.7%	6%
Financials	16.5%	-2%
Health Care	15.2%	7%
Consumer Discretionary	12.9%	10%
Consumer Staples	10.1%	7%
Industrials	10.0%	-3%
Energy	6.5%	-21%
Utilities	3.0%	-5%
Materials	2.8%	-8%
Telecommunication Services	2.4%	3%

The Large Cap Equity Index Fund’s top ten holdings had mixed results, with three holdings (Apple Inc., Berkshire Hathaway Inc. and Exxon Mobil Corp.) posting losses. Three holdings (JPMorgan Chase & Co., Wells Fargo & Co. and Johnson & Johnson) posted single-digit gains and one holding (Amazon.com Inc.) posted a triple-digit gain. The remaining three holdings posted double-digit gains.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2015
Apple Inc.	Information Technology	3.2%
Microsoft Corp.	Information Technology	2.4%
Exxon Mobil Corp.	Energy	1.8%
General Electric Co.	Industrials	1.6%
Johnson & Johnson	Health Care	1.6%
Amazon.com Inc.	Consumer Discretionary	1.4%
Wells Fargo & Co.	Financials	1.4%
Berkshire Hathaway Inc. Class B	Financials	1.4%
JPMorgan Chase & Co.	Financials	1.3%
Facebook Inc. Class A	Information Technology	1.3%

Fixed Income portion of the Fund (approximately 40% throughout the period)

On an absolute return basis, the greatest contributor to the Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which experienced a positive low-single digit total return for the 1-year reporting period. Meanwhile, the Bond Fund’s holdings of U.S. Treasuries also posted a positive low-single digit total return for the year.

When comparing the Bond Fund’s total return to the Barclays Intermediate Government/Credit Index, the Bond Fund’s higher weighting to corporate bonds relative to the Index and the outperformance of corporate bonds in the Bond Fund relative to the corporate bonds within the Index helped the relative performance of the Bond Fund versus the Index. Overall, however, the Bond Fund’s expenses and allocation to low-yielding cash throughout the period hindered the Bond Fund’s total return versus the Index for the year.

The option-adjusted duration of the Bond Fund stood at approximately 3.71 years at the end of 2015, down from 3.94 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 115.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2015, U.S. fixed income markets were impacted by factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product. For most of the period the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, before initiating in December its first rate increase since 2008.

Interest rates were affected by uneven global economic activity throughout the period. Many emerging market economies suffered due, in part, to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July–September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program — initiated in March — generally failed to deliver the expected boost to Eurozone economies.

Influenced in part by this ECB activity, U.S. fixed income markets produced generally positive gains during the year. As the ECB and other major global central banks initiated or increased their own monetary stimulus measures, foreign investors maintained their strong demand for U.S. fixed income issuances as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

After beginning January at 2.17%, the yield on the 10-year U.S. Treasury declined to a low of 1.68% in late January before staging an uneven climb to reach a period high of 2.50% in June, ultimately settling at 2.27% on December 31, 2015. The short-term 3-month U.S. Treasury began January at 0.04% and remained low during the first seven months of the period before increasing to 0.12% leading up to the Fed’s August meeting, during which many investors expected the Fed to initiate raising its key benchmark interest rate. Starting again in late October and continuing into December, 3-month Treasury yields increased again, rising to a period high of 0.29% in early December before ending the year at 0.16%. Similarly, after beginning the period at 0.67%, yields on 2-year U.S. Treasuries gathered momentum in the fourth quarter (October–December) — rising almost 20 basis points in November alone —and established a period high of 1.09% in December before finishing at 1.06%, following the Fed’s December decision to move forward on raising rates.

Overall, for the year ended December 31, 2015, intermediate U.S. Treasuries outperformed intermediate corporate bonds. For the 1-year period, the total return on U.S. Treasuries in the Barclays Intermediate Government/Credit Index (the “Index”) was 1.18% compared to a total return of 1.08% on corporate bonds in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 1.98% for the year, while utility and industrial bonds generated total returns of 1.21% and 0.47%, respectively, for the year.

From a credit quality standpoint within the Index, lower quality securities generally outperformed higher quality securities with A-rated, Aa-rated, and Aaa-rated securities in the Index generating total returns of 1.82%, 1.57%, and 1.17%, respectively, for the year. However, Baa-rated securities, the lowest quality securities in the Index, generated a total return of –0.21% for the year. Among intermediate corporate bonds within the Index, Baa-rated securities were the worst performing corporate bond sector within the Index, generating a total return of 0.16% compared to A-rated, Aa-rated, and Aaa-rated securities, which had total returns of 1.83%, 1.77%, and 1.57%, respectively, for the year.1

1	Source: Barclays Live

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2015, along with the security type allocation of the Barclays Intermediate Government/Credit Index for comparison.

Security Type Allocation: Bond Fund

compared to the Barclays Intermediate Govt/Credit Index

(unaudited)*

Security Type	Bond Fund Allocation	Barclays Intermediate Govt/Credit Index Allocation
Corporate Bonds	69.23%	31.27%
U.S. Treasury Obligations	23.54%	57.10%
Other Bonds	0.00%	11.63%
Short-term Investments and Other Assets, Net of Liabilities	7.23%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2015, the Bond Fund had a total return of 1.01% compared to a total return of 1.07% for the Barclays Intermediate Government/Credit Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Barclays Intermediate Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Intermediate Government/Credit Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

On an absolute return basis, the greatest contributor to Fund performance during the year came from the Fund’s allocation to corporate bonds, which experienced a positive low-single digit total return for the 1-year reporting period. Meanwhile, the Fund’s holdings of U.S. Treasuries posted a positive low-single digit total return for the 1-year reporting period.

When comparing the Fund’s total return to the Index, the Fund’s higher weighting to corporate bonds relative to the Index and outperformance of corporate bonds in the Fund relative to the corporate bonds within the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period. Overall, however, the Fund’s expenses and allocation to low-yielding cash throughout the period hindered the Fund’s total return versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 3.71 years at the end of 2015, down from 3.94 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this fund can be found on page 116.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 117.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio Based on the Period July 1, 2015 to December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015[2]
Large Cap Equity Fund
Actual	1,000.00	983.55	0.70%	3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57
Small/Mid Cap Equity Fund
Actual	1,000.00	932.14	0.90%	4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58
International Equity Fund
Actual	1,000.00	936.12	1.00%	4.88
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Large Cap Equity Index Fund[3]
Actual	1,000.00	1,000.30	0.29%	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29%	1.48
Small Cap Equity Index Fund[4]
Actual	1,000.00	910.16	0.50%	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55
International Equity Index Fund[5]
Actual	1,000.00	931.42	0.71%	3.46
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.71%	3.62
Stock and Bond Balanced Fund[6]
Actual	1,000.00	1,002.42	0.41%	2.07
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41%	2.09

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio Based on the Period July 1, 2015 to December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015[2]
Bond Fund
Actual	1,000.00	1,004.48	0.59%	2.98
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59%	3.01
Money Market Fund
Actual	1,000.00	1,000.00	0.12%	0.60
Hypothetical (5% return before expenses)	1,000.00	1,024.60	0.12%	0.61

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Restated Expense Example Table for the Large Cap Equity Index Fund. The State Farm Variable Product Trust Board of Trustees approved reducing the management fee for the Large Cap Equity Index Fund from 0.24% to 0.11% of the Fund’s average daily net assets effective approximately March 23, 2016. The example below reflects that change as if it had been in effect throughout the entire period July 1, 2015 to December 31, 2015.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio Based On the Period July 1, 2015 to December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*
Large Cap Equity Index Fund
Actual	1,000.00	1,000.30	0.16%	0.81
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.16%	0.82

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4	Restated Expense Example Table for the Small Cap Equity Index Fund. The State Farm Variable Product Trust Board of Trustees approved reducing the management fee for the Small Cap Equity Index Fund from 0.40% to 0.13% of the Fund’s average daily net assets effective approximately March 23, 2016. The example below reflects that change as if it had been in effect throughout the entire period July 1, 2015 to December 31, 2015.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio Based On the Period July 1, 2015 to December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*
Small Cap Equity Index Fund
Actual	1,000.00	910.16	0.23%	1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23%	1.17

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5	Restated Expense Example Table for the International Equity Index Fund. The State Farm Variable Product Trust Board of Trustees approved reducing the management fee for the International Equity Index Fund from 0.55% to 0.15% of the Fund’s average daily net assets effective approximately March 23, 2016. The example below reflects that change as if it had been in effect throughout the entire period July 1, 2015 to December 31, 2015.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio Based On the Period July 1, 2015 to December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*
International Equity Index Fund
Actual	1,000.00	931.42	0.31%	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31%	1.58

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

Board Approval of Amendments to Investment Advisory and Sub-Advisory Agreements

At a meeting of the Board of Trustees (the “Board”) of State Farm Variable Product Trust (the “Trust”) held on December 18, 2015 (the “Meeting”), all of the Trustees present, constituting the entire Board, including all of those Trustees present who were not “interested persons” of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether (i) to approve amendments to the Amended and Restated Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, and the Trust (the “Advisory Agreement”), related to certain separate investment series of the Trust (each, a “Fund” and together, the “Funds”), and (ii) to approve amendments to the sub-advisory agreement among BlackRock Fund Advisors (“BFA”), the Trust and SFIMC (the “BFA Sub-Advisory Agreement”). In addition to discussing each of these proposals at the Meeting, the Board had discussed the proposals at a special telephonic meeting of the Board held on November 17, 2015.

The Board first considered a proposal to reduce the sub-advisory fees that SFIMC pays to BFA under the BFA Sub-Advisory Agreement for BFA’s services as the investment sub-adviser to the Small Cap Equity Index Fund and the International Equity Index Fund of the Trust, as set forth in the chart below:

Fund	Existing Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets	Proposed Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets
State Farm Small Cap Equity Index Fund	0.10%	0.05% on the first $150 million, 0.03% on any assets over $150 million.
State Farm International Equity Index Fund	0.10%	0.06% on the first $150 million, and 0.04% on any assets over $150 million

The Board took into account that in calculating those proposed breakpoints:

•

the assets of the Trust’s Small Cap Equity Index Fund will be combined with the assets of the State Farm Mutual Fund Trust Small Cap Index Fund, so long as BFA remains the sub-adviser to each such fund, and

•

the assets of the Trust’s International Equity Index Fund will be combined with the assets of the State Farm Mutual Fund Trust International Index Fund, so long as BFA remains the sub-adviser to each such fund.

The Board also considered a proposal to reduce the fees that certain Funds would pay to SFIMC for its services under the Advisory Agreement, as set forth in the chart below:

Fund	Existing Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets	Proposed Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets
State Farm Large Cap Equity Index Fund	0.24%	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion
State Farm Small Cap Equity Index Fund	0.40%	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion
State Farm International Equity Index Fund	0.55%	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion
State Farm Large Cap Equity Fund	0.60%	0.15% on the first $1 billion, 0.12% on the next $2 billion, and 0.10% on amounts exceeding $3 billion
State Farm Small/Mid Cap Equity Fund	0.80%	0.15% on the first $1 billion, 0.12% on the next $2 billion, and 0.10% on amounts exceeding $3 billion

Fund	Existing Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets	Proposed Investment Advisory and Management Services Fee as a percentage of the Fund’s average daily net assets
State Farm International Equity Fund	0.80%	0.15% on the first $1 billion, 0.12% on the next $2 billion, and 0.10% on amounts exceeding $3 billion
State Farm Bond Fund	0.50%	0.10%
State Farm Money Market Fund	0.40%	0.10%

The Board next considered that, in calculating those proposed breakpoints, the assets of following funds would be combined:

Fund	Corresponding Fund
State Farm Large Cap Equity Index Fund	State Farm Mutual Fund Trust S&P 500 Index Fund
State Farm Small Cap Equity Index Fund	State Farm Mutual Fund Trust Small Cap Index Fund
State Farm International Equity Index Fund	State Farm Mutual Fund Trust International Index Fund
State Farm Large Cap Equity Fund	State Farm Mutual Fund Trust Equity Fund
State Farm Small/Mid Cap Equity Fund	State Farm Mutual Fund Trust Small/Mid Cap Equity Fund
State Farm International Equity Fund	State Farm Mutual Fund Trust International Equity Fund

In advance of the Meeting, SFIMC had provided to the Board drafts of the amended Advisory Agreement and BFA Sub-Advisory Agreement. Also in advance of the Meeting, upon request from the Board, SFIMC had provided certain information regarding the proposals for the Board’s consideration. Additionally, the Board had received and reviewed a memorandum from independent legal counsel to the Trust and its Independent Trustees discussing the Board members’ responsibilities (and in particular, the Independent Trustees’ responsibilities) in considering whether to approve the proposed amendments to the Advisory Agreement and to the BFA Sub-Advisory Agreement.

The Board also considered additional information it had received throughout the year from SFIMC and BFA with respect to, among other things, their services, performance and fees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, at the Meeting, as well as during the special telephonic meeting on November 17, after which the Board determined to approve the proposed amendments to the Advisory Agreement and to the BFA Sub-Advisory Agreement. In doing so, the Board considered various factors, as noted below, none of which was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination are discussed separately below.

Investment Performance

With respect to the Trust’s Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund, the Board did not consider the Fund’s investment performance because the proposed amendments to the Advisory Agreement and the BFA Sub-Advisory Agreement involve a reduction in fees and do not involve the performance of SFIMC or BFA.

For the Trust’s Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund and Bond Fund (the “Actively Managed Funds”), the Board did not consider each Fund’s investment performance because of the significant changes expected to occur to the principal investment strategies of those Funds during the third quarter of 2016. Except for the Bond Fund, the Actively Managed Funds currently are sub-advised by unaffiliated investment sub-advisers and SFIMC oversees the performance of those unaffiliated sub-advisers and the allocation of the assets among those sub-advisers. Upon implementation of the proposed changes during the third quarter of 2016, SFIMC will directly manage the assets of the Actively Managed Funds, including implementing new principal investment strategies for such funds.

Fees and Expenses

The Board examined the proposed fee structure and expense ratio of each Fund impacted by the changes to the Advisory Agreement and to the BFA Sub-Advisory Agreement. The Board considered SFIMC’s representation to the Board that each Fund reflected in the charts above (each, an “Impacted Fund” and together, the “Impacted Funds”) would pay a reduced investment advisory and management services fee should the proposals be approved. The Board did not take into account the projected profits of SFIMC or BFA because it would be difficult to project those profits. The Board concluded that the proposed investment advisory and management services fees set forth in the Advisory Agreement, including the breakpoints in fees, were reasonable, and that the Impacted Funds would enjoy reductions in investment advisory and management services fees once the changes become effective to the benefit of the Funds’ shareholders. The Board examined the proposed sub-advisory fee that SFIMC would pay to BFA if the amendments to the BFA

Sub-Advisory Agreement are approved, including the breakpoints in fees. The Board also considered that BFA’s sub-advisory fee would be paid by SFIMC, rather than directly by the Trust’s Small Cap Equity Index Fund and the Trust’s International Equity Index Fund. After considering this information, the Board concluded that the proposed investment advisory and management services fees and the proposed sub-advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board considered SFIMC’s representation that SFIMC does not anticipate changing the nature, extent and quality of the investment advisory and management services that SFIMC would provide to the Impacted Funds, and that they should be identical or nearly identical to the nature, extent and quality of the investment advisory and management services that SFIMC currently renders to the Impacted Funds. The Board considered that the nature, extent and quality of the sub-advisory services that BFA will provide to the Trust’s Small Cap Equity Index Fund and International Equity Index Fund is expected to be identical or nearly identical to the nature, extent and quality of services that BFA currently provides to these Funds. The Board also considered BFA’s on-going compliance oversight program, which the Board had evaluated throughout the year, and concluded that BFA’s compliance environment was acceptable. The Board noted it was familiar with the nature, quality and extent of the services that SFIMC and BFA provide and that, during its ongoing review of BFA, it had determined that that general reputation, financial resources and business activities of BFA, as well as the education and experience of the investment personnel responsible for the day-to-day management of the Funds was acceptable.

Economies of Scale/Other Benefits

The Board next discussed the extent to which each Impacted Fund’s fee levels, as amended, would reflect economies of scale for the benefit of Fund shareholders. SFIMC explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement and BFA Sub-Advisory Agreement, as such agreements are proposed to be amended, include breakpoints for most of the Impacted Funds. Breakpoints are reductions in the level of advisory or sub-advisory fees as the level of assets within a Fund grows. The Board considered that these breakpoints can lead to economies of scale for most of the Impacted Fund shareholders as Fund assets increase. The Board also noted that, to achieve certain breakpoints, assets of certain Funds would be aggregated with mutual funds from another trust advised by SFIMC.

The Board next considered whether BFA derives any direct or indirect (i.e., “fallout”) benefit from sub-advising the Trust’s Small Cap Equity Index Fund and/or the Trust’s International Equity Index Fund. The Board noted that BFA, as sub-adviser, may select a broker that is an affiliated person of BFA to execute securities transactions for those two Funds. When this occurs, the Trust’s Small Cap Equity Index Fund and/or the Trust’s International Equity Index Fund will pay brokerage commissions to an affiliated person of BFA.

The Board did not consider whether SFIMC would derive any fallout benefits, as the nature, quality and extent of its services to the Funds was not proposed to change.

Based upon all these considerations, the Board determined that the indirect ancillary benefits that BFA may receive from the Trust’s Small Cap Equity Index Fund and/or the Trust’s International Equity Index Funds’ using affiliates of BFA as brokers was not sufficiently high to preclude BFA from sub-advising the Funds or the Board from approving the amendments to the BFA Sub-Advisory Agreement.

Based on the Board’s extensive deliberations on, and their considerations of, the material factors described above, the Board, including all of the Independent Trustees present at the Meeting voting separately thereof, unanimously approved the:

•	The proposed amendments to the Advisory Agreement, and

•	The proposed amendments to the BFA Sub-Advisory Agreement.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (98.07%)
Consumer Discretionary (14.51%)
Amazon.com Inc. (a)	500	$337,945
AMC Networks Inc. Class A (a)	8,400	627,312
Best Buy Co. Inc.	7,900	240,555
Comcast Corp. Class A	17,400	981,882
Darden Restaurants Inc.	4,700	299,108
Foot Locker Inc.	5,200	338,468
Hilton Worldwide Holdings Inc.	12,800	273,920
Home Depot Inc., The	7,400	978,650
L Brands Inc.	4,000	383,280
Lear Corp.	1,500	184,245
Lowe’s Companies Inc.	4,800	364,992
Netflix Inc. (a)	2,700	308,826
Norwegian Cruise Line Holdings Ltd. (a)	5,600	328,160
O’Reilly Automotive Inc. (a)	2,600	658,892
Ross Stores Inc.	6,600	355,146
Skechers U.S.A. Inc. Class A (a)	10,000	302,100
Starbucks Corp.	6,200	372,186
Time Warner Inc.	8,300	536,761
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,700	314,500
Under Armour Inc. Class A (a)	5,800	467,538
VF Corp.	9,600	597,600

		9,252,066

Consumer Staples (11.06%)
Colgate-Palmolive Co.	9,800	652,876
ConAgra Foods Inc.	7,800	328,848
Costco Wholesale Corp.	2,400	387,600
CVS Health Corp.	3,300	322,641
General Mills Inc.	8,800	507,408
Hormel Foods Corp.	5,200	411,216
JM Smucker Co., The	5,800	715,372
Kroger Co., The	13,000	543,790
McCormick & Company Inc.	8,700	744,372
Monster Beverage Corp. (a)	2,500	372,400
PepsiCo Inc.	7,000	699,440
Rite Aid Corp. (a)	36,900	289,296
Sysco Corp.	8,800	360,800
Walgreens Boots Alliance Inc.	5,200	442,806
WhiteWave Foods Co. (a)	7,000	272,370

		7,051,235

Energy (5.72%)
Chevron Corp.	7,000	629,720
EOG Resources Inc.	7,400	523,846
EQT Corp.	3,800	198,094
Exxon Mobil Corp.	8,100	631,395
Marathon Petroleum Corp.	12,400	642,816
Schlumberger Ltd.	4,100	285,975
Tesoro Corp.	4,600	484,702
Valero Energy Corp.	3,500	247,485

		3,644,033

	Shares	Value
Common Stocks (Cont.)
Financials (13.07%)
ACE Ltd.	5,700	$666,045
Ally Financial Inc. (a)	15,700	292,648
American International Group Inc.	10,700	663,079
Bank of America Corp.	58,300	981,189
CIT Group Inc.	9,600	381,120
Discover Financial Services	6,000	321,720
FactSet Research Systems Inc.	2,100	341,397
Hartford Financial Services Group Inc., The	13,600	591,056
Invesco Ltd.	19,200	642,816
JPMorgan Chase & Co.	16,500	1,089,495
Santander Consumer USA Holdings Inc. (a)	15,400	244,090
Simon Property Group Inc.	3,700	719,428
Synchrony Financial (a)	10,100	307,141
Wells Fargo & Co.	20,100	1,092,636

		8,333,860

Health Care (13.79%)
Abbott Laboratories	14,800	664,668
Aetna Inc.	8,000	864,960
Allergan PLC (a)	1,000	312,500
Becton, Dickinson and Co.	4,300	662,587
C.R. Bard Inc.	1,500	284,160
Cardinal Health Inc.	10,100	901,627
Centene Corp. (a)	3,000	197,430
Cigna Corp.	4,200	614,586
Edwards Lifesciences Corp. (a)	4,400	347,512
Gilead Sciences Inc.	3,500	354,165
HCA Holdings Inc. (a)	8,800	595,144
Incyte Corp. (a)	6,100	661,545
Johnson & Johnson	9,800	1,006,656
Regeneron Pharmaceuticals Inc. (a)	1,200	651,444
United Therapeutics Corp. (a)	2,200	344,542
UnitedHealth Group Inc.	2,800	329,392

		8,792,918

Industrials (14.07%)
Alaska Air Group Inc.	4,200	338,142
American Airlines Group Inc.	7,100	300,685
Boeing Co., The	4,500	650,655
Delta Air Lines Inc.	14,700	745,143
Equifax Inc.	3,000	334,110
FedEx Corp.	3,100	461,869
General Dynamics Corp.	6,600	906,576
Honeywell International Inc.	9,400	973,558
Lockheed Martin Corp.	1,900	412,585
Raytheon Co.	2,700	336,231
Southwest Airlines Co.	21,000	904,260
Stanley Black & Decker Inc.	3,100	330,863
Union Pacific Corp.	10,400	813,280
United Continental Holdings Inc. (a)	10,000	573,000
United Technologies Corp.	5,700	547,599

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Waste Management Inc.	6,400	$341,568

		8,970,124

Information Technology (19.75%)
Alphabet Inc. Class C (a)	500	379,440
Amdocs Ltd.	16,300	889,491
Amphenol Corp. Class A	5,800	302,934
Apple Inc.	15,500	1,631,530
Avago Technologies Ltd.	2,000	290,300
Booz Allen Hamilton Holding Corp.	22,486	693,693
CDW Corp. of Delaware	9,400	395,176
DST Systems Inc.	5,450	621,627
eBay Inc. (a)	25,900	711,732
Electronic Arts Inc. (a)	7,100	487,912
Facebook Inc. Class A (a)	3,100	324,446
Fidelity National Information Services Inc.	4,600	278,760
Fiserv Inc. (a)	4,800	439,008
Fortinet Inc. (a)	8,000	249,360
Global Payments Inc.	5,400	348,354
Lam Research Corp.	4,400	349,448
Micron Technology Inc. (a)	19,100	270,456
Microsoft Corp.	9,300	515,964
NXP Semiconductors NV (a)	5,316	447,873
Paychex Inc.	6,900	364,941
PayPal Holdings Inc. (a)	10,800	390,960
Skyworks Solutions Inc.	7,000	537,810
Texas Instruments Inc.	12,700	696,087
Total System Services Inc.	6,600	328,680
VeriSign Inc. (a)	7,400	646,464

		12,592,446

Materials (2.88%)
Dow Chemical Co., The	6,100	314,028
LyondellBasell Industries NV Class A	3,900	338,910
Praxair Inc.	2,400	245,760
Sherwin-Williams Co., The	3,600	934,560

		1,833,258

Telecommunication Services (0.99%)
Verizon Communications Inc.	13,700	633,214

Utilities (2.23%)
NextEra Energy Inc.	6,600	685,674
WEC Energy Group Inc.	14,300	733,733

		1,419,407

Total Common Stocks
(cost $52,991,806)		62,522,561

	Shares	Value
Short-term Investments (2.48%)
JPMorgan U.S. Government Money Market Fund	1,582,990	$1,582,990

Total Short-term Investments
(cost $ 1,582,990)		1,582,990

TOTAL INVESTMENTS (100.55%)
(cost $ 54,574,796)		64,105,551
LIABILITIES, NET OF OTHER ASSETS (-0.55%)		(352,528)

NET ASSETS (100.00%)		$63,753,023

(a)	Non-income producing security.

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (97.52%)
Consumer Discretionary (15.42%)
1-800-FLOWERS.COM Inc. (a)	33,900	$246,792
Bassett Furniture Industries Inc.	10,000	250,800
BJ’s Restaurants Inc. (a)	4,900	213,003
Build-A-Bear Workshop Inc. (a)	17,300	211,752
Burlington Stores Inc. (a)	8,370	359,073
Carter’s Inc.	2,440	217,233
Cracker Barrel Old Country Store Inc.	2,500	317,075
Dollar Tree Inc. (a)	4,210	325,096
Expedia Inc.	579	71,870
Foot Locker Inc.	5,860	381,427
Harman International Industries Inc.	3,160	297,704
Isle of Capri Casinos Inc. (a)	31,700	441,581
Leggett & Platt Inc.	4,610	193,712
Lennar Corp. Class A	7,310	357,532
LGI Homes Inc. (a)	13,100	318,723
Lions Gate Entertainment Corp.	7,690	249,079
Live Nation Entertainment Inc. (a)	12,350	303,440
Marriott International Inc. Class A	2,500	167,600
Marriott Vacations Worldwide Corp.	3,800	216,410
Mohawk Industries Inc. (a)	4,840	916,648
Penn National Gaming Inc. (a)	22,000	352,440
Penske Automotive Group Inc.	5,980	253,193
Perry Ellis International Inc. (a)	13,300	244,986
Polaris Industries Inc.	1,240	106,578
Restoration Hardware Holdings Inc. (a)	3,220	255,829
Royal Caribbean Cruises Ltd.	3,570	361,320
Signet Jewelers Ltd.	3,290	406,940
Sportsman’s Warehouse Holdings Inc. (a)	24,500	316,050
Stage Stores Inc.	16,300	148,493
Time Inc.	14,100	220,947
Tractor Supply Co.	3,230	276,165
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,660	307,100

		9,306,591

Consumer Staples (4.81%)
Cal-Maine Foods Inc.	5,900	273,405
Casey’s General Stores Inc.	3,430	413,144
Central Garden & Pet Co. Class A (a)	22,700	308,720
Constellation Brands Inc. Class A	1,600	227,904
Estee Lauder Companies Inc. Class A, The	1,880	165,553
Hormel Foods Corp.	3,870	306,040
Ingles Markets Inc. Class A	8,600	379,088
Kroger Co., The	3,280	137,202
Sanderson Farms Inc.	4,600	356,592
WhiteWave Foods Co. (a)	8,590	334,237

		2,901,885

Energy (3.27%)
Alon USA Energy Inc.	20,100	298,284
Concho Resources Inc. (a)	1,790	166,220
Green Plains Inc.	19,200	439,680
HollyFrontier Corp.	5,400	215,406
Noble Energy Inc.	6,580	216,679

	Shares	Value
Common Stocks (Cont.)
Energy (cont.)
Renewable Energy Group Inc. (a)	30,600	$284,274
Ship Finance International Ltd.	21,400	354,598

		1,975,141

Financials (29.92%)
American Equity Investment Life Holding Co.	12,100	290,764
AmTrust Financial Services Inc.	5,600	344,848
Arthur J. Gallagher & Co.	1,100	45,034
Brixmor Property Group Inc.	12,100	312,422
Capitol Federal Financial Inc.	25,400	319,024
Cash America International Inc.	12,400	371,380
CBRE Group Inc. Class A (a)	18,330	633,851
Clifton Bancorp Inc.	14,100	202,194
CNO Financial Group Inc.	18,000	343,620
Customers Bancorp Inc. (a)	12,200	332,084
E*TRADE Financial Corp. (a)	20,160	597,542
Equinix Inc.	1,570	474,768
F.N.B. Corp.	29,300	390,862
FBL Financial Group Inc. Class A	5,700	362,748
FCB Financial Holdings Inc. Class A (a)	10,500	375,795
Fidelity & Guaranty Life	13,300	337,421
First BanCorp (a)	50,000	162,500
Geo Group Inc., The	7,300	211,043
Gramercy Property Trust	41,200	318,064
Heritage Insurance Holdings Inc.	13,600	296,752
Highwoods Properties Inc.	10,790	470,444
Impac Mortgage Holdings Inc. (a)	15,800	284,400
Independent Bank Corp.	9,500	441,940
Inland Real Estate Corp.	29,200	310,104
Intercontinental Exchange Inc.	1,890	484,331
Invesco Ltd.	5,710	191,171
Investors Bancorp Inc.	29,500	366,980
Jones Lang LaSalle Inc.	2,220	354,889
Ladder Capital Corp.	21,100	262,062
Lazard Ltd. Class A	10,960	493,310
Maiden Holdings Ltd.	28,700	427,917
Mid-America Apartment Communities Inc.	3,740	339,629
National Western Life Group Inc. Class A	1,500	377,910
Navigators Group Inc., The (a)	4,500	386,055
Nelnet Inc. Class A	9,100	305,487
Northern Trust Corp.	7,320	527,699
Northwest Bancshares Inc.	29,300	392,327
Old Republic International Corp.	12,420	231,385
OneBeacon Insurance Group Ltd. Class A	22,100	274,261
PrivateBancorp Inc.	11,400	467,628
Ramco-Gershenson Properties Trust	19,300	320,573
SEI Investments Co.	4,640	243,136
Selective Insurance Group Inc.	14,000	470,120
Signature Bank (a)	2,770	424,835
State Auto Financial Corp.	6,300	129,717
Summit Hotel Properties Inc.	24,800	296,360
Synovus Financial Corp.	14,150	458,177

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Talmer Bancorp Inc. Class A	22,500	$407,475
Valley National Bancorp	16,800	165,480
Webster Financial Corp.	8,300	308,677
Western Alliance Bancorp (a)	10,900	390,874
Wilshire Bancorp Inc.	28,900	333,795

		18,061,864

Health Care (11.38%)
Acadia Healthcare Company Inc. (a)	6,350	396,621
Akorn Inc. (a)	8,330	310,792
AMN Healthcare Services Inc. (a)	11,600	360,180
BioMarin Pharmaceutical Inc. (a)	1,790	187,520
Cerner Corp. (a)	3,320	199,764
Cross Country Healthcare Inc. (a)	21,300	349,107
Endo International PLC (a)	7,620	466,496
Envision Healthcare Holdings (a)	13,950	362,282
Horizon Pharma PLC (a)	9,930	215,183
Illumina Inc. (a)	930	178,509
Incyte Corp. (a)	2,350	254,858
LHC Group Inc. (a)	6,700	303,443
Medivation Inc. (a)	7,650	369,801
MEDNAX Inc. (a)	6,800	487,288
Owens & Minor Inc.	9,100	327,418
PDL BioPharma Inc.	61,400	217,356
Perrigo Co. PLC	2,830	409,501
RadNet Inc. (a)	41,100	253,998
Triple-S Management Corp. Class B (a)	15,900	380,169
Universal Health Services Inc. Class B	2,240	267,658
VCA Inc. (a)	4,590	252,450
Zoetis Inc.	6,600	316,272

		6,866,666

Industrials (13.77%)
A.O. Smith Corp.	5,330	408,332
ABM Industries Inc.	10,100	287,547
Acco Brands Corp. (a)	34,200	243,846
Acuity Brands Inc.	680	158,984
Advanced Drainage Systems Inc.	11,500	276,345
Air Lease Corp.	9,730	325,760
Allegiant Travel Co.	1,400	234,962
Atlas Air Worldwide Holdings Inc. (a)	6,700	276,978
Comfort Systems USA Inc.	10,400	295,568
Cubic Corp.	7,900	373,275
General Cable Corp.	13,100	175,933
Global Brass & Copper Holdings Inc.	18,600	396,180
HD Supply Holdings Inc. (a)	11,340	340,540
Ingersoll-Rand PLC	1,970	108,921
JetBlue Airways Corp. (a)	19,880	450,282
Lennox International Inc.	2,870	358,463
Matson Inc.	9,100	387,933
Matthews International Corp. Class A	9,000	481,050
Owens Corning Inc.	10,690	502,751
Robert Half International Inc.	6,530	307,824
SkyWest Inc.	29,200	555,384
Snap-on Inc.	900	154,287
Southwest Airlines Co.	16,620	715,657

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
Textainer Group Holdings Ltd.	18,100	$255,391
Titan Machinery Inc. (a)	21,800	238,274

		8,310,467

Information Technology (13.21%)
Amkor Technology Inc. (a)	75,700	460,256
Amphenol Corp. Class A	2,310	120,651
Avago Technologies Ltd.	2,130	309,170
Cadence Design Systems Inc. (a)	11,230	233,696
Convergys Corp.	13,700	340,993
CoStar Group Inc. (a)	1,300	268,697
EarthLink Holdings Corp.	34,600	257,078
Euronet Worldwide Inc. (a)	5,180	375,187
Extreme Networks Inc. (a)	91,900	374,952
Fortinet Inc. (a)	13,330	415,496
Gartner Inc. (a)	2,150	195,005
j2 Global Inc.	3,300	271,656
Lam Research Corp.	5,460	433,633
Mentor Graphics Corp.	11,900	219,198
NetSuite Inc. (a)	2,700	228,474
NXP Semiconductors NV (a)	3,510	295,718
ON Semiconductor Corp. (a)	22,440	219,912
Palo Alto Networks Inc. (a)	2,550	449,157
Sanmina Corp. (a)	20,400	419,832
ServiceNow Inc. (a)	3,500	302,960
Tableau Software Inc. (a)	3,710	349,556
Tech Data Corp. (a)	3,800	252,244
Total System Services Inc.	5,390	268,422
TTM Technologies Inc. (a)	37,800	246,078
Tyler Technologies Inc. (a)	3,830	667,646

		7,975,667

Materials (3.66%)
Innospec Inc.	7,000	380,170
Louisiana-Pacific Corp. (a)	11,870	213,779
Rayonier Advanced Materials Inc.	29,900	292,721
Schnitzer Steel Industries Inc. Class A	18,300	262,971
Sherwin-Williams Co., The	580	150,568
Vulcan Materials Co.	9,580	909,812

		2,210,021

Telecommunication Services (0.54%)
Atlantic Tele-Network Inc.	4,200	328,566

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Utilities (1.54%)
American Water Works Company Inc.	6,090	$363,878
Laclede Group Inc., The	6,400	380,224
Talen Energy Corp. (a)	29,600	184,408

		928,510

Total Common Stocks
(cost $58,075,434)		58,865,378

Short-term Investments (2.33%)
JPMorgan U.S. Government Money Market Fund	1,404,276	1,404,276

Total Short-term Investments
(cost $1,404,276)		1,404,276

TOTAL INVESTMENTS (99.85%)
(cost $59,479,710)		60,269,654
OTHER ASSETS, NET OF LIABILITIES (0.15%)		93,007

NET ASSETS (100.00%)		$60,362,661

(a)	Non-income producing security.

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (a) (94.88%)
Australia (3.63%)
Domino’s Pizza Enterprises Ltd.	25,422	$1,060,693
REA Group Ltd.	13,700	545,095

		1,605,788

Austria (0.64%)
Erste Group Bank AG (b)	9,000	281,611

Belgium (1.03%)
Anheuser-Busch InBev SA/NV	3,673	457,094

Canada (2.82%)
Barrick Gold Corp.	5,347	39,461
Concordia Healthcare Corp.	11,978	489,438
Constellation Software Inc.	803	334,780
IMAX Corp. (b)	10,739	381,664

		1,245,343

China (4.62%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	14,682	1,193,206
Ctrip.com International Ltd. ADR (b)	13,309	616,606
TAL Education Group ADR (b)	5,008	232,722

		2,042,534

Colombia (0.93%)
Bancolombia SA Sponsored ADR	6,314	168,900
Cementos Argos SA	29,355	89,883
Grupo Argos SA	8,170	41,693
Grupo Aval Acciones y Valores SA ADR	4,550	29,666
Grupo de Inversiones Suramericana	7,005	78,777

		408,919

Denmark (3.76%)
Novo Nordisk A/S Class B	28,655	1,659,073

France (11.97%)
Air Liquide SA	1,810	203,202
AXA SA	15,594	426,083
Cie Generale des Etablissements Michelin Class B	3,682	350,462
Compagnie de Saint-Gobain	3,707	160,644
Essilor International SA	4,050	504,775
Hermes International	72	24,338
JC Decaux SA	24,341	933,107
Legrand SA	4,452	251,828
L’Oreal SA	2,015	338,933
LVMH Moet Hennessy Louis Vuitton SE	1,796	282,098
Pernod Ricard SA	3,750	427,666
Safran SA	6,701	460,377
Schneider Electric SE (Paris)	6,381	362,466
Unibail-Rodamco SE (Amsterdam)	2,130	540,873

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Unibail-Rodamco SE (Paris)	87	$22,162

		5,289,014

Germany (7.52%)
Allianz SE Reg.	2,721	479,653
Daimler AG Registered Shares	2,264	189,166
Fresenius Medical Care AG & Co. KGaA	2,221	186,641
Fresenius SE & Co. KGaA	4,053	288,704
Linde AG	2,327	336,155
SAP SE	4,677	371,134
Scout24 AG (b) (c)	13,830	490,291
Wirecard AG	9,533	476,507
Zalando SE (b) (c)	12,769	504,304

		3,322,555

Hong Kong (2.10%)
Tencent Holdings Ltd.	47,300	927,347

Ireland (3.92%)
Alkermes PLC (b)	6,278	498,347
Perrigo Co. PLC	3,211	464,632
Ryanair Holdings PLC SP ADR	8,904	769,840

		1,732,819

Italy (1.19%)
Yoox Net-A-Porter Group SpA (b)	14,143	526,839

Japan (7.41%)
Dentsu Inc.	4,900	268,090
Fanuc Corp.	2,000	344,580
Japan Tobacco Inc.	7,700	282,695
Kakaku.com Inc.	17,800	350,119
Keyence Corp.	1,300	714,487
LIXIL Group Corp.	2,600	57,745
OMRON Corp.	2,600	86,702
SMC Corp.	1,000	259,734
START TODAY Co. Ltd.	14,600	469,992
Tokio Marine Holdings Inc.	11,400	440,320

		3,274,464

Malaysia (0.27%)
Genting Berhad	67,300	114,781
Genting BHD Warrants (b)	21,382	4,233

		119,014

Netherlands (0.99%)
Heineken NV	5,124	436,653

Spain (0.98%)
Banco Bilbao Vizcaya Argentaria SA	59,094	431,787

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Sweden (1.63%)
Atlas Copco AB Class A	15,514	$380,478
Investor AB B Shares	7,020	257,986
Sandvik AB	9,532	83,090

		721,554

Switzerland (8.88%)
Compagnie Financiere Richemont SA Reg.	4,876	348,990
LafargeHolcim Ltd. Reg. (b)	4,547	227,690
Nestle SA Reg.	7,049	523,284
Novartis AG Reg.	12,825	1,103,197
Roche Holding AG	2,386	661,181
Swatch Group AG, The	662	229,889
Syngenta AG Reg.	933	365,179
UBS Group AG	23,941	464,442

		3,923,852

United Kingdom (19.08%)
ARM Holdings PLC	43,282	659,705
Auto Trader Group PLC (b) (c)	58,423	380,910
Delphi Automotive PLC	8,004	686,183
Diageo PLC	18,363	501,452
Domino’s Pizza Group PLC	44,481	689,411
Glencore PLC	51,978	68,877
Hargreaves Lansdown PLC	30,841	684,689
Indivior PLC	22,143	61,191
Liberty Global PLC Series C (b)	11,370	463,555
Lloyds Banking Group PLC	434,035	467,019
Nielsen Holdings PLC	14,353	668,850
Paysafe Group PLC (b)	135,188	735,616
Reckitt Benckiser Group PLC	3,778	349,564
Rolls-Royce Holdings PLC	42,359	358,798
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (b) (d)	3,926,679	5,789
Shire PLC	7,303	501,040
Standard Chartered PLC	46,360	384,656
Worldpay Group PLC (b) (c)	169,088	766,005

		8,433,310

United States (11.51%)
Facebook Inc. Class A (b)	6,779	709,490
Freeport-McMoRan Inc.	12,304	83,298
Las Vegas Sands Corp.	15,397	675,004
MasterCard Inc. Class A	9,302	905,643
Norwegian Cruise Line Holdings Ltd. (b)	12,575	736,895
NXP Semiconductors NV (b)	5,515	464,639
Priceline Group Inc., The (b)	536	683,373
Schlumberger Ltd.	5,769	402,388
Wynn Resorts Ltd.	6,160	426,210

		5,086,940

Total Common Stocks
(cost $38,723,079)		41,926,510

	Shares	Value
Preferred Stocks (a) (0.01%)
Colombia (0.01%)
Grupo de Inversiones Suramericana	651	$7,136

Total Preferred Stocks
(cost $9,100)		7,136

Short-term Investments (5.12%)
State Street Institutional U.S. Government Money Market Fund	2,261,949	2,261,949

Total Short-term Investments
(cost $2,261,949)		2,261,949

TOTAL INVESTMENTS (100.01%)
(cost $40,994,128)		44,195,595
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.01%)		(5,523)

NET ASSETS (100.00%)		$44,190,072

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $2,141,510 or 4.85% of net assets.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
United States Dollar	$13,562,521	30.69
Euro	10,745,553	24.31
British Pound	6,614,722	14.97
Swiss Franc	3,923,852	8.88
Japanese Yen	3,274,464	7.41
Danish Krone	1,659,073	3.75
Australian Dollar	1,605,788	3.63
Hong Kong Dollar	927,347	2.10
Canadian Dollar	824,218	1.87
Swedish Krona	721,554	1.63
Colombian Peso	217,489	0.49
Malaysian Ringgit	119,014	0.27

Total Investments	$44,195,595	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$11,443,700	25.90
Information Technology	9,566,581	21.65
Health Care	6,418,219	14.52
Financials	5,165,760	11.69
Industrials	4,164,219	9.42
Consumer Staples	3,317,341	7.51
Materials	1,455,438	3.29
Energy	402,388	0.91

Total Stocks	41,933,646	94.89
Short-term Investments	2,261,949	5.12
Liabilities, Net of Cash and Other Assets	(5,523)	(0.01)

Net Assets	$44,190,072	100.00%

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (97.93%)
Consumer Discretionary (12.62%)
Advance Auto Parts Inc.	2,403	$361,678
Amazon.com Inc. (a)	12,682	8,571,637
AutoNation Inc. (a)	2,537	151,357
AutoZone Inc. (a)	1,013	751,555
Bed Bath & Beyond Inc. (a)	5,565	268,511
Best Buy Co. Inc.	9,840	299,628
BorgWarner Inc.	7,426	321,026
Cablevision Systems Corp. Class A	7,281	232,264
CarMax Inc. (a)	6,687	360,897
Carnival Corp.	15,189	827,497
CBS Corp. Class B	14,306	674,242
Chipotle Mexican Grill Inc. (a)	1,022	490,407
Coach Inc.	9,047	296,108
Comcast Corp. Class A	80,579	4,547,073
Darden Restaurants Inc.	3,730	237,377
Delphi Automotive PLC	9,248	792,831
Discovery Communications Inc. Class A (a)	4,925	131,399
Discovery Communications Inc. Class C (a)	8,460	213,361
Dollar General Corp.	9,669	694,911
Dollar Tree Inc. (a)	7,702	594,748
DR Horton Inc.	10,711	343,073
Expedia Inc.	3,842	477,561
Ford Motor Co.	128,600	1,811,974
Fossil Group Inc. (a)	1,359	49,685
GameStop Corp. Class A	3,482	97,635
GAP Inc., The	7,760	191,672
Garmin Ltd.	3,839	142,696
General Motors Co.	46,719	1,588,913
Genuine Parts Co.	4,975	427,303
Goodyear Tire & Rubber Co., The	8,840	288,803
H&R Block Inc.	7,680	255,821
Hanesbrands Inc.	12,930	380,530
Harley-Davidson Inc.	6,331	287,364
Harman International Industries Inc.	2,332	219,698
Hasbro Inc.	3,669	247,144
Home Depot Inc., The	41,833	5,532,414
Interpublic Group of Companies Inc., The	13,466	313,488
Johnson Controls Inc.	21,462	847,534
Kohl’s Corp.	6,262	298,259
L Brands Inc.	8,431	807,858
Leggett & Platt Inc.	4,455	187,199
Lennar Corp. Class A	5,908	288,960
Lowe’s Companies Inc.	30,190	2,295,648
Macy’s Inc.	10,372	362,813
Marriott International Inc. Class A	6,361	426,441
Mattel Inc.	11,087	301,234
McDonald’s Corp.	30,299	3,579,524
Michael Kors Holdings Ltd. (a)	6,078	243,485
Mohawk Industries Inc. (a)	2,086	395,068
Netflix Inc. (a)	14,102	1,612,987
Newell Rubbermaid Inc.	8,787	387,331
News Corp. Class A	12,401	165,677
News Corp. Class B	3,619	50,521
NIKE Inc. Class B	44,486	2,780,375

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	4,571	$227,682
Omnicom Group Inc.	7,972	603,162
O’Reilly Automotive Inc. (a)	3,262	826,656
Priceline Group Inc., The (a)	1,644	2,096,018
PulteGroup Inc.	10,466	186,504
PVH Corp.	2,695	198,487
Ralph Lauren Corp.	1,962	218,724
Ross Stores Inc.	13,364	719,117
Royal Caribbean Cruises Ltd.	5,630	569,812
Scripps Networks Interactive Class A	3,091	170,654
Signet Jewelers Ltd.	2,612	323,078
Staples Inc.	20,989	198,766
Starbucks Corp.	49,024	2,942,911
Starwood Hotels & Resorts Worldwide Inc.	5,591	387,344
Target Corp.	20,325	1,475,798
TEGNA Inc.	7,431	189,639
Tiffany & Co.	3,681	280,823
Time Warner Cable Inc.	9,349	1,735,081
Time Warner Inc.	26,398	1,707,159
TJX Companies Inc., The	22,128	1,569,096
Tractor Supply Co.	4,457	381,074
TripAdvisor Inc. (a)	3,734	318,324
Twenty-First Century Fox Inc. Class A	38,631	1,049,218
Twenty-First Century Fox Inc. Class B	14,149	385,277
Under Armour Inc. Class A (a)	5,905	476,002
Urban Outfitters Inc. (a)	3,101	70,548
VF Corp.	11,173	695,519
Viacom Inc. Class B	11,401	469,265
Walt Disney Co., The	50,174	5,272,284
Whirlpool Corp.	2,574	378,043
Wyndham Worldwide Corp.	3,876	281,591
Wynn Resorts Ltd.	2,713	187,712
Yum! Brands Inc.	14,149	1,033,584

		76,130,147

Consumer Staples (9.85%)
Altria Group Inc.	64,733	3,768,108
Archer-Daniels-Midland Co.	19,704	722,742
Brown-Forman Corp. Class B	3,354	332,985
Campbell Soup Co.	5,953	312,830
Church & Dwight Co. Inc.	4,327	367,276
Clorox Co., The	4,222	535,476
Coca-Cola Co., The	129,129	5,547,382
Coca-Cola Enterprises Inc.	6,916	340,544
Colgate-Palmolive Co.	29,535	1,967,622
ConAgra Foods Inc.	14,166	597,239
Constellation Brands Inc. Class A	5,717	814,329
Costco Wholesale Corp.	14,421	2,328,992
CVS Health Corp.	36,569	3,575,351
Dr. Pepper Snapple Group Inc.	6,264	583,805
Estee Lauder Companies Inc. Class A, The	7,343	646,625
General Mills Inc.	19,646	1,132,788
Hershey Co., The	4,793	427,871
Hormel Foods Corp.	4,421	349,613

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
JM Smucker Co., The	3,927	$484,356
Kellogg Co.	8,354	603,744
Keurig Green Mountain Inc.	3,832	344,803
Kimberly-Clark Corp.	11,953	1,521,617
Kraft Heinz Co., The	19,633	1,428,497
Kroger Co., The	32,136	1,344,249
McCormick & Company Inc.	3,806	325,641
Mead Johnson Nutrition Co. Class A	6,506	513,649
Molson Coors Brewing Co. Class B	5,186	487,069
Mondelez International Inc. Class A	52,436	2,351,230
Monster Beverage Corp. (a)	4,990	743,310
PepsiCo Inc.	48,104	4,806,552
Philip Morris International Inc.	51,119	4,493,871
Procter & Gamble Co., The	89,765	7,128,239
Reynolds American Inc.	27,350	1,262,202
Sysco Corp.	17,324	710,284
Tyson Foods Inc. Class A	9,763	520,661
Walgreens Boots Alliance Inc.	28,758	2,448,888
Wal-Mart Stores Inc.	51,780	3,174,114
Whole Foods Market Inc.	11,268	377,478

		59,422,032

Energy (6.36%)
Anadarko Petroleum Corp.	16,669	809,780
Apache Corp.	12,403	551,560
Baker Hughes Inc.	14,303	660,083
Cabot Oil & Gas Corp.	13,566	239,983
Cameron International Corp. (a)	6,284	397,149
Chesapeake Energy Corp.	17,333	77,998
Chevron Corp.	62,139	5,590,024
Cimarex Energy Co.	3,093	276,452
Columbia Pipeline Group Inc.	12,838	256,760
ConocoPhillips	40,745	1,902,384
CONSOL Energy Inc.	7,701	60,838
Devon Energy Corp.	12,677	405,664
Diamond Offshore Drilling Inc.	2,021	42,643
Ensco PLC Class A	7,799	120,027
EOG Resources Inc.	18,132	1,283,564
EQT Corp.	4,996	260,441
Exxon Mobil Corp.	137,444	10,713,760
FMC Technologies Inc. (a)	7,530	218,445
Halliburton Co.	28,235	961,119
Helmerich & Payne Inc.	3,501	187,479
Hess Corp.	7,912	383,574
Kinder Morgan Inc.	60,413	901,362
Marathon Oil Corp.	22,220	279,750
Marathon Petroleum Corp.	17,593	912,021
Murphy Oil Corp.	5,329	119,636
National-Oilwell Varco Inc.	12,399	415,243
Newfield Exploration Co. (a)	5,335	173,708
Noble Energy Inc.	13,948	459,308
Occidental Petroleum Corp.	25,201	1,703,840
ONEOK Inc.	6,804	167,787
Phillips 66	15,711	1,285,160
Pioneer Natural Resources Co.	4,900	614,362
Range Resources Corp.	5,555	136,709

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Schlumberger Ltd.	41,613	$2,902,507
Southwestern Energy Co. (a)	12,879	91,570
Spectra Energy Corp.	22,029	527,374
Tesoro Corp.	3,973	418,635
Transocean Ltd.	11,339	140,377
Valero Energy Corp.	15,889	1,123,511
Williams Companies Inc., The	22,386	575,320

		38,347,907

Financials (16.14%)
ACE Ltd.	10,699	1,250,178
Affiliated Managers Group Inc. (a)	1,782	284,692
Aflac Inc.	14,132	846,508
Allstate Corp., The	12,778	793,386
American Express Co.	27,606	1,919,997
American International Group Inc.	40,821	2,529,677
American Tower Corp.	13,972	1,354,585
Ameriprise Financial Inc.	5,745	611,383
Aon PLC	9,038	833,394
Apartment Investment and Management Co.	5,188	207,676
Assurant Inc.	2,193	176,624
AvalonBay Communities Inc.	4,516	831,531
Bank of America Corp.	343,492	5,780,970
Bank of New York Mellon Corp.	36,086	1,487,465
BB&T Corp.	25,743	973,343
Berkshire Hathaway Inc. Class B (a)	61,840	8,165,354
BlackRock Inc.	4,170	1,419,968
Boston Properties Inc.	5,040	642,802
Capital One Financial Corp.	17,568	1,268,058
CBRE Group Inc. Class A (a)	9,512	328,925
Charles Schwab Corp., The	39,561	1,302,744
Chubb Corp., The	7,498	994,535
Cincinnati Financial Corp.	4,830	285,791
Citigroup Inc.	98,282	5,086,094
CME Group Inc.	11,160	1,011,096
Comerica Inc.	5,839	244,245
Crown Castle International Corp.	10,952	946,800
Discover Financial Services	14,103	756,203
E*TRADE Financial Corp. (a)	9,666	286,500
Equinix Inc.	2,045	618,408
Equity Residential	11,947	974,756
Essex Property Trust Inc.	2,154	515,689
Fifth Third Bancorp	26,357	529,776
Franklin Resources Inc.	12,502	460,324
General Growth Properties Inc.	19,180	521,888
Goldman Sachs Group Inc., The	13,088	2,358,850
Hartford Financial Services Group Inc., The	13,612	591,578
HCP Inc.	15,355	587,175
Host Hotels & Resorts Inc.	24,646	378,070
Huntington Bancshares Inc.	26,351	291,442
Intercontinental Exchange Inc.	3,917	1,003,770
Invesco Ltd.	14,068	470,997
Iron Mountain Inc.	6,250	168,812
JPMorgan Chase & Co.	121,341	8,012,146

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
KeyCorp	27,591	$363,925
Kimco Realty Corp.	13,556	358,692
Legg Mason Inc.	3,551	139,306
Leucadia National Corp.	11,014	191,533
Lincoln National Corp.	8,235	413,891
Loews Corp.	9,244	354,970
M&T Bank Corp.	5,279	639,709
Macerich Co., The	4,416	356,327
Marsh & McLennan Companies Inc.	17,211	954,350
McGraw Hill Financial Inc.	8,942	881,502
MetLife Inc.	36,647	1,766,752
Moody’s Corp.	5,718	573,744
Morgan Stanley	49,994	1,590,309
Nasdaq Inc.	3,793	220,639
Navient Corp.	12,113	138,694
Northern Trust Corp.	7,182	517,750
People’s United Financial Inc.	10,209	164,875
Plum Creek Timber Co. Inc.	5,729	273,388
PNC Financial Services Group Inc.	16,766	1,597,967
Principal Financial Group Inc.	8,995	404,595
Progressive Corp., The	19,226	611,387
ProLogis Inc.	17,198	738,138
Prudential Financial Inc.	14,799	1,204,787
Public Storage	4,855	1,202,584
Realty Income Corp.	8,241	425,483
Regions Financial Corp.	43,473	417,341
Simon Property Group Inc.	10,210	1,985,232
SL Green Realty Corp.	3,253	367,524
State Street Corp.	13,391	888,627
Suntrust Banks Inc.	16,824	720,740
Synchrony Financial (a)	27,495	836,123
T. Rowe Price Group Inc.	8,285	592,295
Torchmark Corp.	3,808	217,665
Travelers Companies Inc., The	10,039	1,133,002
U.S. Bancorp	54,315	2,317,621
Unum Group	8,095	269,483
Ventas Inc.	10,910	615,651
Vornado Realty Trust	5,814	581,167
Wells Fargo & Co.	153,490	8,343,716
Welltower Inc.	11,677	794,386
Weyerhaeuser Co.	16,872	505,823
XL Group PLC	9,920	388,666
Zions Bancorporation	6,799	185,613

		97,350,177

Health Care (14.84%)
Abbott Laboratories	49,221	2,210,515
AbbVie Inc.	53,982	3,197,894
Aetna Inc.	11,512	1,244,677
Agilent Technologies Inc.	10,874	454,642
Alexion Pharmaceuticals Inc. (a)	7,421	1,415,556
Allergan PLC (a)	13,013	4,066,563
AmerisourceBergen Corp.	6,450	668,930
Amgen Inc.	24,880	4,038,770
Anthem Inc.	8,584	1,196,953
Baxalta Inc.	17,771	693,602

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Baxter International Inc.	17,901	$682,923
Becton, Dickinson and Co.	6,954	1,071,542
Biogen Inc. (a)	7,355	2,253,204
Boston Scientific Corp. (a)	44,098	813,167
Bristol-Myers Squibb Co.	55,080	3,788,953
C.R. Bard Inc.	2,435	461,286
Cardinal Health Inc.	10,856	969,115
Celgene Corp. (a)	25,940	3,106,574
Cerner Corp. (a)	10,078	606,393
Cigna Corp.	8,501	1,243,951
DaVita HealthCare Partners Inc. (a)	5,587	389,470
DENTSPLY International Inc.	4,588	279,180
Edwards Lifesciences Corp. (a)	7,056	557,283
Eli Lilly and Co.	32,202	2,713,341
Endo International PLC (a)	6,835	418,439
Express Scripts Holding Co. (a)	22,313	1,950,379
Gilead Sciences Inc.	47,550	4,811,584
HCA Holdings Inc. (a)	10,356	700,376
Henry Schein Inc. (a)	2,737	432,966
Humana Inc.	4,861	867,737
Illumina Inc. (a)	4,831	927,286
Intuitive Surgical Inc. (a)	1,233	673,415
Johnson & Johnson	91,280	9,376,282
Laboratory Corp. of America Holdings (a)	3,301	408,136
Mallinckrodt PLC (a)	3,901	291,132
McKesson Corp.	7,593	1,497,567
Medtronic PLC	46,403	3,569,319
Merck & Co. Inc.	92,176	4,868,736
Mylan NV (a)	13,549	732,594
Patterson Companies Inc.	2,844	128,577
PerkinElmer Inc.	3,787	202,870
Perrigo Co. PLC	4,800	694,560
Pfizer Inc.	203,623	6,572,950
Quest Diagnostics Inc.	4,711	335,141
Regeneron Pharmaceuticals Inc. (a)	2,562	1,390,833
St. Jude Medical Inc.	9,245	571,064
Stryker Corp.	10,379	964,624
Tenet Healthcare Corp. (a)	3,287	99,596
Thermo Fisher Scientific Inc.	13,168	1,867,881
UnitedHealth Group Inc.	31,470	3,702,131
Universal Health Services Inc. Class B	3,000	358,470
Varian Medical Systems Inc. (a)	3,240	261,792
Vertex Pharmaceuticals Inc. (a)	8,108	1,020,230
Waters Corp. (a)	2,700	363,366
Zimmer Biomet Holdings Inc.	5,606	575,120
Zoetis Inc.	15,062	721,771

		89,481,408

Industrials (9.85%)
3M Co.	20,318	3,060,704
ADT Corp., The	5,551	183,072
Allegion PLC	3,144	207,252
American Airlines Group Inc.	20,685	876,010
AMETEK Inc.	7,946	425,826
Boeing Co., The	20,798	3,007,183

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Caterpillar Inc.	19,210	$1,305,512
CH Robinson Worldwide Inc.	4,653	288,579
Cintas Corp.	2,929	266,685
CSX Corp.	32,279	837,640
Cummins Inc.	5,452	479,831
Danaher Corp.	19,683	1,828,157
Deere & Co.	10,230	780,242
Delta Air Lines Inc.	25,951	1,315,456
Dover Corp.	5,134	314,766
Dun & Bradstreet Corp.	1,168	121,390
Eaton Corp. PLC	15,340	798,294
Emerson Electric Co.	21,562	1,031,310
Equifax Inc.	3,880	432,116
Expeditors International of Washington Inc.	6,207	279,936
Fastenal Co.	9,521	388,647
FedEx Corp.	8,663	1,290,700
Flowserve Corp.	4,377	184,184
Fluor Corp.	4,756	224,578
General Dynamics Corp.	9,805	1,346,815
General Electric Co.	311,408	9,700,359
Honeywell International Inc.	25,430	2,633,785
Illinois Tool Works Inc.	10,811	1,001,963
Ingersoll-Rand PLC	8,707	481,410
J.B. Hunt Transport Services Inc.	3,008	220,667
Jacobs Engineering Group Inc. (a)	4,063	170,443
Kansas City Southern	3,622	270,455
L-3 Communications Holdings Inc.	2,636	315,028
Lockheed Martin Corp.	8,721	1,893,765
Masco Corp.	11,286	319,394
Nielsen Holdings PLC	12,038	560,971
Norfolk Southern Corp.	9,890	836,595
Northrop Grumman Corp.	6,018	1,136,259
PACCAR Inc.	11,648	552,115
Parker Hannifin Corp.	4,542	440,483
Pentair PLC	5,908	292,623
Pitney Bowes Inc.	6,551	135,278
Precision Castparts Corp.	4,540	1,053,325
Quanta Services Inc. (a)	5,270	106,718
Raytheon Co.	9,960	1,240,319
Republic Services Inc.	7,900	347,521
Robert Half International Inc.	4,413	208,029
Rockwell Automation Inc.	4,401	451,587
Rockwell Collins Inc.	4,324	399,105
Roper Technologies Inc.	3,304	627,066
Ryder System Inc.	1,761	100,078
Snap-on Inc.	1,908	327,088
Southwest Airlines Co.	21,457	923,938
Stanley Black & Decker Inc.	4,941	527,353
Stericycle Inc. (a)	2,784	335,750
Textron Inc.	9,070	381,031
Tyco International PLC	13,831	441,071
Union Pacific Corp.	28,177	2,203,441
United Continental Holdings Inc. (a)	12,396	710,291
United Parcel Service Inc. Class B	22,918	2,205,399
United Rentals Inc. (a)	3,130	227,050

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
United Technologies Corp.	27,177	$2,610,894
Verisk Analytics Inc. (a)	5,087	391,089
W.W. Grainger Inc.	1,906	386,137
Waste Management Inc.	13,801	736,559
Xylem Inc.	5,907	215,606

		59,392,923

Information Technology (20.26%)
Accenture PLC Class A	20,610	2,153,745
Activision Blizzard Inc.	16,506	638,951
Adobe Systems Inc. (a)	16,453	1,545,595
Akamai Technologies Inc. (a)	5,861	308,464
Alliance Data Systems Corp. (a)	2,016	557,565
Alphabet Inc. Class A (a)	9,612	7,478,232
Alphabet Inc. Class C (a)	9,801	7,437,783
Amphenol Corp. Class A	10,144	529,821
Analog Devices Inc.	10,293	569,409
Apple Inc.	184,094	19,377,734
Applied Materials Inc.	37,916	707,892
Autodesk Inc. (a)	7,422	452,222
Automatic Data Processing Inc.	15,285	1,294,945
Avago Technologies Ltd.	8,656	1,256,418
Broadcom Corp. Class A	18,511	1,070,306
CA Inc.	10,281	293,625
Cisco Systems Inc.	167,452	4,547,159
Citrix Systems Inc. (a)	5,079	384,226
Cognizant Technology Solutions Corp. Class A (a)	20,000	1,200,400
Corning Inc.	39,058	713,980
CSRA Inc.	4,532	135,960
eBay Inc. (a)	36,446	1,001,536
Electronic Arts Inc. (a)	10,229	702,937
EMC Corp.	63,967	1,642,673
F5 Networks Inc. (a)	2,330	225,917
Facebook Inc. Class A (a)	74,905	7,839,557
Fidelity National Information Services Inc.	9,240	559,944
First Solar Inc. (a)	2,444	161,280
Fiserv Inc. (a)	7,540	689,608
FLIR Systems Inc.	4,652	130,582
Harris Corp.	4,060	352,814
Hewlett Packard Enterprise Co.	59,331	901,831
HP Inc.	59,609	705,771
Intel Corp.	155,692	5,363,589
International Business Machines Corp.	29,469	4,055,524
Intuit Inc.	8,709	840,418
Juniper Networks Inc.	11,605	320,298
KLA-Tencor Corp.	5,169	358,470
Lam Research Corp.	5,191	412,269
Linear Technology Corp.	7,867	334,111
MasterCard Inc. Class A	32,747	3,188,248
Microchip Technology Inc.	6,708	312,190
Micron Technology Inc. (a)	35,813	507,112
Microsoft Corp.	263,744	14,632,517
Motorola Solutions Inc.	5,253	359,568

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
NetApp Inc.	9,847	$261,241
NVIDIA Corp.	16,802	553,794
Oracle Corp.	105,657	3,859,650
Paychex Inc.	10,549	557,937
PayPal Holdings Inc. (a)	36,671	1,327,490
Qorvo Inc. (a)	4,667	237,550
QUALCOMM Inc.	49,623	2,480,406
Red Hat Inc. (a)	6,021	498,599
salesforce.com inc. (a)	20,588	1,614,099
SanDisk Corp.	6,620	503,054
Seagate Technology PLC	9,911	363,337
Skyworks Solutions Inc.	6,259	480,879
Symantec Corp.	22,449	471,429
TE Connectivity Ltd.	12,747	823,584
Teradata Corp. (a)	4,389	115,957
Texas Instruments Inc.	33,495	1,835,861
Total System Services Inc.	5,553	276,539
VeriSign Inc. (a)	3,278	286,366
Visa Inc. Class A	64,225	4,980,649
Western Digital Corp.	7,560	453,978
Western Union Co.	16,782	300,566
Xerox Corp.	31,419	333,984
Xilinx Inc.	8,488	398,681
Yahoo! Inc. (a)	28,665	953,398

		122,222,224

Materials (2.71%)
Air Products & Chemicals Inc.	6,397	832,314
Airgas Inc.	2,140	296,005
Alcoa Inc.	42,977	424,182
Avery Dennison Corp.	3,002	188,105
Ball Corp.	4,514	328,303
CF Industries Holdings Inc.	7,647	312,074
Dow Chemical Co., The	37,129	1,911,401
E.I. du Pont de Nemours & Co.	28,938	1,927,271
Eastman Chemical Co.	4,878	329,314
Ecolab Inc.	8,775	1,003,684
FMC Corp.	4,466	174,755
Freeport-McMoRan Inc.	38,141	258,215
International Flavors & Fragrances Inc.	2,645	316,448
International Paper Co.	13,707	516,754
LyondellBasell Industries NV Class A	11,864	1,030,982
Martin Marietta Materials Inc.	2,199	300,339
Monsanto Co.	14,521	1,430,609
Mosaic Co., The	11,063	305,228
Newmont Mining Corp.	17,360	312,306
Nucor Corp.	10,487	422,626
Owens-Illinois Inc. (a)	5,437	94,713
PPG Industries Inc.	8,883	877,818
Praxair Inc.	9,400	962,560
Sealed Air Corp.	6,513	290,480
Sherwin-Williams Co., The	2,600	674,960
Vulcan Materials Co.	4,362	414,259
WestRock Co.	8,592	391,967

		16,327,672

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (2.38%)
AT&T Inc.	202,942	$6,983,234
CenturyLink Inc.	18,116	455,799
Frontier Communications Corp.	38,714	180,794
Level 3 Communications Inc. (a)	9,458	514,137
Verizon Communications Inc.	134,226	6,203,926

		14,337,890

Utilities (2.92%)
AES Corp., The	22,359	213,976
AGL Resources Inc.	3,986	254,347
Ameren Corp.	7,962	344,197
American Electric Power Company Inc.	16,208	944,440
CenterPoint Energy Inc.	14,069	258,307
CMS Energy Corp.	9,057	326,777
Consolidated Edison Inc.	9,610	617,635
Dominion Resources Inc.	19,641	1,328,517
DTE Energy Co.	5,889	472,239
Duke Energy Corp.	22,726	1,622,409
Edison International	10,691	633,014
Entergy Corp.	5,891	402,709
Eversource Energy	10,408	531,537
Exelon Corp.	30,336	842,431
FirstEnergy Corp.	13,862	439,841
NextEra Energy Inc.	15,207	1,579,855
NiSource Inc.	10,591	206,630
NRG Energy Inc.	10,850	127,704
Pepco Holdings Inc.	8,407	218,666
PG&E Corp.	16,183	860,774
Pinnacle West Capital Corp.	3,600	232,128
PPL Corp.	22,164	756,457
Public Service Enterprise Group Inc.	16,599	642,215
SCANA Corp.	4,675	282,791
Sempra Energy	7,728	726,509
Southern Co.	29,990	1,403,232
TECO Energy Inc.	7,718	205,685
WEC Energy Group Inc.	10,359	531,520
Xcel Energy Inc.	16,643	597,650

		17,604,192

Total Common Stocks
(cost $426,596,427)		590,616,572

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Short-term Investments (1.93%)
State Street Institutional U.S. Government Money Market Fund	11,605,546	$11,605,546

Total Short-term Investments
(cost $11,605,546)		11,605,546

TOTAL INVESTMENTS (99.86%)
(cost $438,201,973)		602,222,118
CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.14%)		862,440

NET ASSETS (100.00%)		$603,084,558

(a)	Non-income producing security.

(b)	At December 31, 2015, cash in the amount of $561,600 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	122	March 2016	$12,499,403	$12,415,940	$(83,463)

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (97.32%)
Consumer Discretionary (13.09%)
1-800-FLOWERS.COM Inc. (a)	4,167	$30,336
2U Inc. (a)	4,025	112,620
Abercrombie & Fitch Co. Class A	11,138	300,726
AMC Entertainment Holdings Inc. Class A	3,421	82,104
American Axle & Manufacturing Holdings Inc. (a)	12,218	231,409
American Eagle Outfitters Inc.	31,179	483,274
American Public Education Inc. (a)	2,406	44,776
America’s Car-Mart Inc. (a)	1,325	35,364
Apollo Education Group Inc. (a)	15,152	116,216
Arctic Cat Inc.	2,029	33,235
Asbury Automotive Group Inc. (a)	3,982	268,546
Ascena Retail Group Inc. (a)	27,550	271,368
Ascent Capital Group LLC Class A (a)	2,132	35,647
Barnes & Noble Education Inc. (a)	5,153	51,272
Barnes & Noble Inc.	8,154	71,021
Bassett Furniture Industries Inc.	1,671	41,909
Beazer Homes USA Inc. (a)	5,112	58,737
bebe stores inc.	4,879	2,757
Belmond Ltd. Class A (a)	15,625	148,438
Big 5 Sporting Goods Corp.	2,816	28,132
Big Lots Inc.	7,895	304,273
Biglari Holdings Inc. (a)	243	79,174
BJ’s Restaurants Inc. (a)	3,466	150,667
Black Diamond Inc. (a)	3,942	17,424
Bloomin’ Brands Inc.	19,900	336,111
Blue Nile Inc. (a)	1,953	72,515
Bob Evans Farms Inc.	3,123	121,329
Bojangles’ Inc. (a)	1,262	20,028
Boot Barn Holdings Inc (a)	1,902	23,376
Boyd Gaming Corp. (a)	12,833	254,992
Bravo Brio Restaurant Group Inc. (a)	2,474	22,266
Bridgepoint Education Inc. (a)	2,834	21,567
Bright Horizons Family Solutions Inc. (a)	6,009	401,401
Buckle Inc., The	4,490	138,202
Buffalo Wild Wings Inc. (a)	3,049	486,773
Build-A-Bear Workshop Inc. (a)	2,103	25,741
Burlington Stores Inc. (a)	12,062	517,460
Caesars Acquisition Co. Class A (a)	7,387	50,305
Caesars Entertainment Corp. (a)	8,619	68,004
CalAtlantic Group Inc.	12,324	467,326
Caleres Inc.	6,956	186,560
Callaway Golf Co.	12,386	116,676
Cambium Learning Group Inc. (a)	1,589	7,707
Capella Education Co.	1,835	84,814
Career Education Corp. (a)	11,253	40,848
Carmike Cinemas Inc. (a)	3,981	91,324
Carriage Services Inc.	2,283	55,020
Carrols Restaurant Group Inc. (a)	5,896	69,219
Cato Corp. Class A	4,251	156,522
Cavco Industries Inc. (a)	1,451	120,883
Central European Media Enterprises Ltd. Class A (a)	11,670	31,392
Century Communities Inc. (a)	2,398	42,469
Cheesecake Factory Inc., The	7,777	358,597

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Chegg Inc. (a)	12,425	$83,620
Cherokee Inc. (a)	1,296	22,356
Chico’s FAS Inc.	22,944	244,812
Children’s Place Inc., The	3,286	181,387
Christopher & Banks Corp. (a)	6,247	10,308
Churchill Downs Inc.	1,968	278,452
Chuy’s Holdings Inc. (a)	2,710	84,931
Citi Trends Inc.	2,483	52,764
ClubCorp Holdings Inc.	7,020	128,255
Collectors Universe Inc.	1,230	19,065
Columbia Sportswear Co.	4,566	222,638
Conn’s Inc. (a)	3,775	88,599
Container Store Group Inc., The (a)	2,620	21,484
Cooper Tire & Rubber Co.	9,189	347,804
Cooper-Standard Holding Inc. (a)	2,120	164,491
Core-Mark Holding Company Inc.	3,673	300,966
Cracker Barrel Old Country Store Inc.	3,066	388,861
Crocs Inc. (a)	12,442	127,406
Crown Media Holdings Inc. (a)	5,829	32,701
CSS Industries Inc.	1,460	41,435
Culp Inc.	1,496	38,103
Cumulus Media Inc. Class A (a)	24,441	8,068
Daily Journal Corp. (a)	186	37,572
Dana Holding Corp.	23,857	329,227
Dave & Buster’s Entertainment Inc. (a)	3,641	151,975
Deckers Outdoor Corp. (a)	5,248	247,706
Del Frisco’s Restaurant Group Inc. (a)	3,745	59,995
Denny’s Corp. (a)	13,766	135,320
Destination XL Group Inc. (a)	5,859	32,342
DeVry Education Group Inc.	10,235	259,048
Diamond Resorts International Inc. (a)	6,711	171,198
DineEquity Inc.	2,730	231,149
Dorman Products Inc. (a)	4,297	203,979
DreamWorks Animation SKG Inc. Class A (a)	12,191	314,162
Drew Industries Inc.	3,893	237,045
Duluth Holdings Inc. (a)	855	12,474
E.W. Scripps Co. Class A, The	9,324	177,156
El Pollo Loco Holdings Inc. (a)	2,149	27,142
Eldorado Resorts Inc. (a)	4,193	46,123
Empire Resorts Inc. (a)	503	9,050
Entercom Communications Corp. Class A (a)	4,280	48,064
Entravision Communications Corp. Class A	9,915	76,445
Eros International PLC (a)	4,509	41,257
Escalade Inc.	1,657	21,955
Ethan Allen Interiors Inc.	4,133	114,980
Etsy Inc. (a)	3,216	26,564
EVINE Live Inc. (a)	7,354	13,090
Express Inc. (a)	13,545	234,058
Federal-Mogul Holdings Corp. (a)	4,902	33,579
Fenix Parts Inc. (a)	2,098	14,245
Fiesta Restaurant Group Inc. (a)	4,334	145,622
Finish Line Inc. Class A, The	7,436	134,443
Five Below Inc. (a)	8,784	281,966

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Flexsteel Industries Inc.	789	$34,858
Fogo De Chao Inc. (a)	639	9,687
Fox Factory Holding Corp. (a)	2,529	41,804
Francesca’s Holdings Corp. (a)	6,812	118,597
Fred’s Inc. Class A	5,814	95,175
FTD Companies Inc. (a)	2,962	77,516
Genesco Inc. (a)	3,825	217,375
Gentherm Inc. (a)	5,727	271,460
G-III Apparel Group Ltd. (a)	6,398	283,175
Global Eagle Entertainment Inc. (a)	7,107	70,146
Grand Canyon Education Inc. (a)	7,602	304,992
Gray Television Inc. (a)	10,105	164,712
Green Brick Partners Inc. (a)	3,302	23,774
Group 1 Automotive Inc.	3,716	281,301
Guess? Inc.	9,964	188,120
Habit Restaurants Inc., The Class A (a)	1,812	41,785
Harte-Hanks Inc.	8,371	27,122
Haverty Furniture Companies Inc.	3,198	68,565
Helen of Troy Ltd. (a)	4,555	429,309
Hemisphere Media Group Inc. (a)	1,392	20,532
Hibbett Sports Inc. (a)	3,477	105,144
Hooker Furniture Corp.	1,652	41,696
Horizon Global Corp. (a)	2,925	30,332
Houghton Mifflin Harcourt Co. (a)	21,902	477,026
Hovnanian Enterprises Inc. Class A (a)	19,950	36,110
HSN Inc.	5,190	262,977
Iconix Brand Group Inc. (a)	7,705	52,625
IMAX Corp. (a)	9,715	345,271
Installed Building Products Inc. (a)	3,182	79,009
International Speedway Corp. Class A	4,387	147,930
Interval Leisure Group Inc.	6,327	98,764
Intrawest Resorts Holdings Inc. (a)	2,565	20,058
iRobot Corp. (a)	4,820	170,628
Isle of Capri Casinos Inc. (a)	3,644	50,761
J. Alexander’s Holdings Inc. (a)	2,203	24,057
Jack in the Box Inc.	5,985	459,109
JAKKS Pacific Inc. (a)	3,289	26,180
Jamba Inc. (a)	2,294	30,946
Johnson Outdoors Inc. Class A	858	18,782
Journal Media Group Inc.	3,318	39,882
K12 Inc. (a)	5,526	48,629
KB Home	13,253	163,409
Kirkland’s Inc.	2,580	37,410
Kona Grill Inc. (a)	1,279	20,285
Krispy Kreme Doughnuts Inc. (a)	10,486	158,024
La Quinta Holdings Inc. (a)	14,994	204,068
Lands’ End Inc. (a)	2,671	62,608
La-Z-Boy Inc.	8,142	198,828
LGI Homes Inc. (a)	2,376	57,808
Libbey Inc.	3,544	75,558
Liberty Tax Inc.	746	17,777
Liberty TripAdvisor Holdings Inc.
Class A (a)	11,755	356,647
LifeLock Inc. (a)	15,171	217,704
Lifetime Brands Inc.	1,738	23,046
Lithia Motors Inc. Class A	3,632	387,425

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Loral Space & Communications Inc. (a)	2,095	$85,287
Lumber Liquidators Holdings Inc. (a)	4,376	75,967
M.D.C. Holdings Inc.	6,352	162,167
M/I Homes Inc. (a)	4,030	88,338
Malibu Boats Inc. Class A (a)	2,795	45,754
Marcus Corp., The	3,045	57,764
Marine Products Corp.	1,652	9,978
MarineMax Inc. (a)	4,225	77,824
Marriott Vacations Worldwide Corp.	4,136	235,545
Mattress Firm Holding Corp. (a)	3,299	147,234
MCBC Holdings Inc. (a)	925	12,672
MDC Partners Inc. Class A	7,012	152,301
Media General Inc. (a)	15,424	249,098
Men’s Wearhouse Inc., The	7,748	113,741
Meredith Corp.	5,862	253,532
Meritage Homes Corp. (a)	6,190	210,398
Metaldyne Performance Group Inc.	1,854	34,002
Modine Manufacturing Co. (a)	7,757	70,201
Monarch Casino & Resort Inc. (a)	1,657	37,647
Monro Muffler Brake Inc.	5,087	336,861
Morgans Hotel Group Co. (a)	4,923	16,591
Motorcar Parts of America Inc. (a)	2,912	98,455
Movado Group Inc.	2,610	67,103
NACCO Industries Inc. Class A	677	28,569
National CineMedia Inc.	9,996	157,037
Nautilus Inc. (a)	5,036	84,202
New Home Company Inc., The (a)	1,548	20,062
New Media Investment Group Inc.	7,264	141,357
New York Times Co. Class A, The	21,908	294,005
Nexstar Broadcasting Group Inc. Class A	5,049	296,376
Noodles & Company (a)	1,864	18,062
NutriSystem Inc.	4,681	101,297
Ollie’s Bargain Outlet Holdings Inc. (a)	1,474	25,073
Outerwall Inc.	2,670	97,562
Overstock.com Inc. (a)	1,912	23,479
Oxford Industries Inc.	2,364	150,870
Papa John’s International Inc.	4,632	258,790
Papa Murphy’s Holdings Inc. (a)	1,442	16,237
Party City Holdco Inc. (a)	4,016	51,847
Penn National Gaming Inc. (a)	12,717	203,726
Pep Boys-Manny, Moe & Jack, The (a)	8,726	160,646
Performance Sports Group Ltd. (a)	7,136	68,720
Perry Ellis International Inc. (a)	2,020	37,208
PetMed Express Inc.	3,201	54,865
Pier 1 Imports Inc.	14,570	74,161
Pinnacle Entertainment Inc. (a)	9,686	301,428
Planet Fitness Inc. Class A (a)	2,415	37,746
Pool Corp.	6,969	562,956
Popeyes Louisiana Kitchen Inc. (a)	3,739	218,732
Potbelly Corp. (a)	3,404	39,861
Reading International Inc. Class A (a)	2,699	35,384
Red Robin Gourmet Burgers Inc. (a)	2,280	140,767
Regis Corp. (a)	5,466	77,344
Rent-A-Center Inc.	8,549	127,979
Rentrak Corp. (a)	2,046	97,246

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Restoration Hardware Holdings Inc. (a)	5,346	$424,740
Ruby Tuesday Inc. (a)	9,666	53,260
Ruth’s Hospitality Group Inc.	5,687	90,537
Saga Communications Inc. Class A	599	23,032
Scholastic Corp.	4,242	163,572
Scientific Games Corp. Class A (a)	8,129	72,917
SeaWorld Entertainment Inc.	10,899	214,601
Select Comfort Corp. (a)	8,347	178,709
Sequential Brands Group Inc. (a)	5,365	42,439
SFX Entertainment Inc. (a)	7,624	1,449
Shake Shack Inc. Class A (a)	921	36,472
Shoe Carnival Inc.	2,390	55,448
Shutterfly Inc. (a)	5,456	243,119
Sinclair Broadcast Group Inc. Class A	10,499	341,637
Sizmek Inc. (a)	3,573	13,041
Skullcandy Inc. (a)	3,431	16,229
Smith & Wesson Holding Corp. (a)	8,727	191,819
Sonic Automotive Inc.	5,017	114,187
Sonic Corp.	8,126	262,551
Sotheby’s	9,911	255,307
Speedway Motorsports Inc.	1,878	38,912
Sportsman’s Warehouse Holdings Inc. (a)	2,804	36,172
Stage Stores Inc.	5,203	47,399
Standard Motor Products Inc.	3,210	122,140
Stein Mart Inc.	4,565	30,722
Steven Madden Ltd. (a)	8,981	271,406
Stoneridge Inc. (a)	4,490	66,452
Strattec Security Corp.	582	32,877
Strayer Education Inc. (a)	1,771	106,473
Sturm, Ruger & Company Inc.	3,022	180,141
Superior Industries International Inc.	3,713	68,393
Superior Uniform Group Inc.	1,065	18,084
Systemax Inc. (a)	1,932	16,615
Taylor Morrison Home Corp. Class A (a)	5,171	82,736
Tenneco Inc. (a)	9,105	418,011
Texas Roadhouse Inc. Class A	11,156	399,050
Tile Shop Holdings Inc., The (a)	4,422	72,521
Tilly’s Inc. Class A (a)	1,793	11,888
Time Inc.	17,522	274,570
Tower International Inc.	3,467	99,052
Townsquare Media Inc. (a)	1,286	15,381
TRI Pointe Group Inc. (a)	26,049	330,041
Tribune Publishing Co.	3,829	35,303
Tuesday Morning Corp. (a)	7,072	45,968
Tumi Holdings Inc. (a)	8,784	146,078
Unifi Inc. (a)	2,458	69,193
Universal Electronics Inc. (a)	2,228	114,408
Universal Technical Institute Inc.	3,792	17,671
Vail Resorts Inc.	5,809	743,494
Vera Bradley Inc. (a)	3,472	54,719
Vince Holding Corp. (a)	2,180	9,984
Vitamin Shoppe Inc. (a)	4,811	157,320
VOXX International Corp. (a)	3,356	17,653
Wayfair Inc. Class A (a)	3,226	153,622
WCI Communities Inc. (a)	2,449	54,564

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Weight Watchers International Inc. (a)	4,325	$98,610
West Marine Inc. (a)	2,951	25,054
Weyco Group Inc.	1,071	28,660
William Lyon Homes Class A (a)	2,967	48,956
Wingstop Inc. (a)	975	22,240
Winmark Corp.	371	34,507
Winnebago Industries Inc.	4,368	86,923
Wolverine World Wide Inc.	16,452	274,913
World Wrestling Entertainment Inc.	4,903	87,470
Zagg Inc. (a)	4,647	50,838
Zoe’s Kitchen Inc. (a)	3,082	86,234
Zumiez Inc. (a)	3,063	46,313

		36,149,658

Consumer Staples (3.32%)
Alico Inc.	494	19,118
Amplify Snack Brands Inc. (a)	2,237	25,770
Andersons Inc., The	4,576	144,739
Arcadia Biosciences Inc. (a)	723	2,198
B&G Foods Inc. Class A	9,100	318,682
Boston Beer Co. Inc. (a)	1,466	296,000
Boulder Brands Inc. (a)	8,910	97,832
Calavo Growers Inc.	2,382	116,718
Cal-Maine Foods Inc.	5,017	232,488
Casey’s General Stores Inc.	6,139	739,443
Castle Brands Inc. (a)	9,400	11,562
Central Garden & Pet Co. Class A (a)	6,644	90,358
Chefs’ Warehouse Inc., The (a)	3,105	51,791
Coca-Cola Bottling Co. Consolidated	750	136,882
Craft Brew Alliance Inc. (a)	1,922	16,087
Darling Ingredients Inc. (a)	26,349	277,191
Dean Foods Co.	15,015	257,507
Diamond Foods Inc. (a)	4,195	161,717
Elizabeth Arden Inc. (a)	4,093	40,521
Fairway Group Holdings Corp. (a)	3,221	2,126
Farmer Brothers Co. (a)	1,256	40,531
Fresh Del Monte Produce Inc.	5,288	205,597
Fresh Market Inc., The (a)	6,977	163,401
Freshpet Inc. (a)	3,282	27,864
HRG Group Inc. (a)	12,756	172,971
Ingles Markets Inc. Class A	2,028	89,394
Inter Parfums Inc.	2,713	64,624
Inventure Foods Inc. (a)	2,684	19,056
J&J Snack Foods Corp.	2,394	279,308
John B. Sanfilippo & Son Inc.	1,343	72,562
Lancaster Colony Corp.	2,969	342,801
Landec Corp. (a)	4,484	53,046
Lifeway Foods Inc. (a)	853	9,468
Limoneira Co.	1,908	28,506
Medifast Inc.	1,813	55,079
MGP Ingredients Inc.	1,659	43,051
National Beverage Corp. (a)	1,713	77,839
Natural Grocers by Vitamin Cottage Inc. (a)	1,513	30,820
Natural Health Trends Corp.	1,276	42,784
Nature’s Sunshine Products Inc.	1,753	17,740

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Nutraceutical International Corp. (a)	1,399	$36,122
Oil-Dri Corporation of America	848	31,232
Omega Protein Corp. (a)	3,637	80,741
Orchids Paper Products Co.	1,369	42,329
Performance Food Group Co. (a)	2,208	51,093
Post Holdings Inc. (a)	9,837	606,943
PriceSmart Inc.	3,116	258,597
Revlon Inc. Class A (a)	1,826	50,836
Sanderson Farms Inc.	3,623	280,855
Seaboard Corp. (a)	42	121,579
Seneca Foods Corp. Class A (a)	1,259	36,486
Smart & Final Stores Inc. (a)	3,872	70,509
Snyder’s-Lance Inc.	7,862	269,667
SpartanNash Co.	6,071	131,376
SUPERVALU Inc. (a)	42,139	285,702
Synutra International Inc. (a)	3,147	14,822
Tootsie Roll Industries Inc.	3,004	94,896
TreeHouse Foods Inc. (a)	6,868	538,863
United Natural Foods Inc. (a)	7,978	314,014
Universal Corp.	3,651	204,748
USANA Health Sciences Inc. (a)	921	117,658
Vector Group Ltd.	13,545	319,527
Village Super Market Inc. Class A	1,134	29,881
WD-40 Co.	2,342	231,038
Weis Markets Inc.	1,697	75,177

		9,169,863

Energy (2.61%)
Abraxas Petroleum Corp. (a)	15,755	16,700
Adams Resources & Energy Inc.	325	12,480
Alon USA Energy Inc.	5,021	74,512
Approach Resources Inc. (a)	5,868	10,797
Archrock Inc.	11,159	83,916
Ardmore Shipping Corp.	3,058	38,898
Atwood Oceanics Inc.	10,377	106,157
Basic Energy Services Inc. (a)	6,400	17,152
Bill Barrett Corp. (a)	8,533	33,535
Bonanza Creek Energy Inc. (a)	7,974	42,025
Bristow Group Inc.	5,616	145,454
C&J Energy Services Ltd. (a)	9,046	43,059
Callon Petroleum Co. (a)	12,363	103,107
CARBO Ceramics Inc.	3,158	54,318
Carrizo Oil & Gas Inc. (a)	9,115	269,622
Clayton Williams Energy Inc. (a)	946	27,973
Clean Energy Fuels Corp. (a)	11,702	42,127
Cloud Peak Energy Inc. (a)	9,663	20,099
Contango Oil & Gas Co. (a)	2,930	18,781
Delek US Holdings Inc.	9,139	224,819
DHT Holdings Inc.	15,054	121,787
Dorian LPG Ltd. (a)	3,920	46,138
Eclipse Resources Corp. (a)	7,537	13,717
Energy Fuels, Inc. (a)	6,386	18,839
Energy XXI Ltd.	15,532	15,687
Era Group Inc. (a)	3,256	36,304
Erin Energy Corp. (a)	1,543	4,938
Evolution Petroleum Corp.	3,345	16,089

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
EXCO Resources Inc. (a)	25,373	$31,463
Exterran Corp. (a)	5,579	89,543
Fairmount Santrol Holdings Inc. (a)	10,225	24,029
Forum Energy Technologies Inc. (a)	9,576	119,317
Frontline Ltd.	36,491	109,108
GasLog Ltd.	6,732	55,876
Gastar Exploration Inc. (a)	11,913	15,606
Gener8 Maritime Inc. (a)	2,305	21,782
Geospace Technologies Corp. (a)	2,059	28,970
Green Plains Inc.	6,131	140,400
GulfMark Offshore Inc. Class A	4,195	19,591
Halcon Resource Corp. (a)	11,740	14,792
Hallador Energy Co.	1,723	7,857
Helix Energy Solutions Group Inc. (a)	17,117	90,035
Hornbeck Offshore Services Inc. (a)	5,197	51,658
Independence Contract Drilling Inc. (a)	2,120	10,706
ION Geophysical Corp. (a)	21,636	10,885
Isramco Inc. (a)	144	12,861
Jones Energy Inc. Class A (a)	4,522	17,410
Key Energy Services Inc. (a)	21,639	10,432
Magnum Hunter Resources Corp. Warrants (a) (b)	3,193	0
Matador Resources Co. (a)	11,820	233,681
Matrix Service Co. (a)	4,331	88,959
McDermott International Inc. (a)	38,511	129,012
Natural Gas Services Group (a)	2,128	47,454
Navios Maritime Acquisition Corp.	13,865	41,734
Newpark Resources Inc. (a)	13,750	72,600
Nordic American Offshore Ltd.	3,037	16,005
Nordic American Tankers Ltd.	14,387	223,574
North Atlantic Drilling Ltd. (a)	1,246	3,065
Northern Oil and Gas Inc. (a)	10,003	38,612
Oasis Petroleum Inc. (a)	22,370	164,867
Oil States International Inc. (a)	8,288	225,848
Pacific Ethanol Inc. (a)	4,757	22,738
Panhandle Oil & Gas Inc.	2,382	38,493
Par Pacific Holdings Inc. (a)	2,490	58,615
Parker Drilling Co. (a)	20,082	36,549
Parsley Energy Inc. Class A (a)	14,551	268,466
PDC Energy Inc. (a)	6,376	340,351
Peabody Energy Corp.	2,959	22,725
Penn Virginia Corp. (a)	11,236	3,375
PHI Inc. (a)	2,033	33,362
Pioneer Energy Services Corp. (a)	10,798	23,432
Renewable Energy Group Inc. (a)	7,005	65,076
REX American Resources Corp. (a)	905	48,933
Rex Energy Corp. (a)	8,336	8,753
RigNet Inc. (a)	2,020	41,794
Ring Energy Inc. (a)	3,758	26,494
RSP Permian Inc. (a)	10,271	250,510
Sanchez Energy Corp. (a)	8,564	36,911
SandRidge Energy Inc. (a)	68,742	13,748
Scorpio Tankers Inc.	28,453	228,193
SEACOR Holdings Inc. (a)	2,941	154,579
SemGroup Corp. Class A	7,085	204,473
Seventy Seven Energy Inc. (a)	8,890	9,334

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Ship Finance International Ltd.	9,483	$157,133
Solazyme Inc. (a)	12,399	30,750
Stone Energy Corp. (a)	9,506	40,781
Synergy Resources Corp. (a)	16,722	142,471
Teekay Tankers Ltd. Class A	14,661	100,868
Tesco Corp.	5,761	41,710
TETRA Technologies Inc. (a)	12,734	95,760
Tidewater Inc.	7,530	52,409
TransAtlantic Petroleum Ltd. (a)	3,831	5,325
Triangle Petroleum Corp. (a)	7,670	5,906
Ultra Petroleum Corp. (a)	24,624	61,560
Unit Corp. (a)	8,047	98,173
Uranium Energy Corp. (a)	14,541	15,413
US Silica Holdings Inc.	8,613	161,321
W&T Offshore Inc. (a)	6,085	14,056
Western Refining Inc.	11,362	404,714
Westmoreland Coal Co. (a)	2,805	16,493

		7,208,509

Financials (24.90%)
1st Source Corp.	2,635	81,338
Acadia Realty Trust	11,040	365,976
Access National Corp.	975	19,948
AG Mortgage Investment Trust Inc.	4,639	59,565
Agree Realty Corp.	2,988	101,562
Alexander & Baldwin Inc.	7,916	279,514
Alexander’s Inc.	335	128,677
Altisource Asset Management Corp. (a)	148	2,540
Altisource Portfolio Solutions SA (a)	2,142	59,569
Altisource Residential Corp.	9,217	114,383
Ambac Financial Group Inc. (a)	7,316	103,082
American Assets Trust Inc.	6,002	230,177
American Capital Mortgage Investment Corp.	8,227	114,849
American Equity Investment Life Holding Co.	12,765	306,743
American National Bankshares Inc.	1,465	37,519
American Residential Properties Inc.	5,491	103,780
Ameris Bancorp	5,041	171,344
Amerisafe Inc.	3,066	156,059
Ames National Corp.	1,401	34,030
Anchor BanCorp Wisconsin Inc. (a)	1,105	48,090
Anworth Mortgage Asset Corp.	17,654	76,795
Apollo Commercial Real Estate Finance Inc.	9,431	162,496
Apollo Residential Mortgage Inc.	5,217	62,343
Ares Commercial Real Estate Corp.	4,889	55,930
Argo Group International Holdings Ltd.	4,398	263,176
Arlington Asset Investment Corp. Class A	3,748	49,586
Armada Hoffler Properties Inc.	4,424	46,364
ARMOUR Residential REIT Inc.	6,192	134,738
Arrow Financial Corp.	1,900	51,623
Ashford Hospitality Prime Inc.	4,510	65,395
Ashford Hospitality Trust Inc.	13,001	82,036

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ashford Inc. (a)	138	$7,348
Associated Capital Group Inc. Class A (a)	1,023	31,202
Astoria Financial Corp.	14,514	230,047
Atlas Financial Holdings Inc. (a)	1,822	36,258
AV Homes Inc. (a)	1,911	24,480
Baldwin & Lyons Inc.	1,564	37,583
Banc of California Inc.	5,667	82,852
BancFirst Corp.	1,150	67,413
Banco Latinoamericano de Comercio Exterior SA	4,881	126,564
Bancorp Inc., The (a)	5,551	35,360
BancorpSouth Inc.	15,443	370,478
Bank Mutual Corp.	7,966	62,135
Bank of Marin Bancorp	1,022	54,575
Bank of the Ozarks Inc.	12,462	616,371
BankFinancial Corp.	3,194	40,340
Banner Corp.	3,372	154,640
Bar Harbor Bankshares	722	24,851
BBCN Bancorp Inc.	12,928	222,620
BBX Capital Corp. Class A (a)	502	7,856
Bear State Financial Inc. (a)	1,716	18,584
Beneficial Bancorp Inc. (a)	13,057	173,919
Berkshire Hills Bancorp Inc.	4,702	136,875
BGC Partners Inc. Class A	29,393	288,345
Blue Hills Bancorp Inc.	4,803	73,534
Bluerock Residential Growth REIT Inc.	2,647	31,367
BNC Bancorp	4,158	105,530
BofI Holding Inc. (a)	9,888	208,142
Boston Private Financial Holdings Inc.	13,311	150,947
Bridge Bancorp Inc.	1,985	60,404
Brookline Bancorp Inc.	11,309	130,054
Bryn Mawr Bank Corp.	2,622	75,304
BSB Bancorp Inc. (a)	1,095	25,612
C1 Financial Inc. (a)	737	17,843
Calamos Asset Management Inc. Class A	2,906	28,130
Camden National Corp.	1,241	54,716
Campus Crest Communities Inc.	10,959	74,521
Capital Bank Financial Corp. Class A	3,230	103,295
Capital City Bank Group Inc.	1,774	27,231
Capitol Federal Financial Inc.	22,490	282,474
Capstead Mortgage Corp.	15,339	134,063
Cardinal Financial Corp.	5,204	118,391
CareTrust REIT Inc.	7,164	78,446
Cascade Bancorp (a)	5,247	31,849
Cash America International Inc.	3,913	117,194
CatchMark Timber Trust Inc. Class A	5,901	66,740
Cathay General Bancorp	12,787	400,617
Cedar Realty Trust Inc.	14,263	100,982
Centerstate Banks Inc.	6,941	108,627
Central Pacific Financial Corp.	3,596	79,184
Century Bancorp Inc. Class A	624	27,119
Charter Financial Corp.	2,845	37,582
Chatham Lodging Trust	6,242	127,836
Chemical Financial Corp.	5,459	187,080

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Chesapeake Lodging Trust	9,654	$242,895
Citizens & Northern Corp.	2,103	44,163
Citizens Inc. (a)	7,414	55,086
City Holding Co.	2,466	112,548
Clifton Bancorp Inc.	4,406	63,182
CNB Financial Corp.	2,471	44,552
CNO Financial Group Inc.	29,430	561,819
CoBiz Financial Inc.	6,086	81,674
Cohen & Steers Inc.	3,284	100,096
Colony Capital Inc. Class A	17,974	350,134
Columbia Banking System Inc.	9,254	300,848
Community Bank System Inc.	6,607	263,884
Community Trust Bancorp Inc.	2,596	90,756
CommunityOne Bancorp (a)	1,876	25,270
ConnectOne Bancorp Inc.	4,468	83,507
Consolidated-Tomoka Land Co.	725	38,215
CorEnergy Infrastructure Trust Inc.	1,721	25,540
Coresite Realty Corp.	3,942	223,590
Cousins Properties Inc.	34,444	324,807
Cowen Group Inc. Class A (a)	18,206	69,729
Crawford & Co. Class B	4,798	25,477
CU Bancorp (a)	2,477	62,817
CubeSmart	26,687	817,156
Customers Bancorp Inc. (a)	4,314	117,427
CVB Financial Corp.	16,995	287,555
CyrusOne Inc.	10,450	391,352
CYS Investments Inc.	25,192	179,619
DCT Industrial Trust Inc.	13,993	522,918
Diamond Hill Investment Group	479	90,531
DiamondRock Hospitality Co.	32,064	309,418
Dime Community Bancshares	5,098	89,164
Donegal Group Inc.	1,325	18,656
DuPont Fabros Technology Inc.	10,140	322,351
Dynex Capital Inc.	9,301	59,061
Eagle Bancorp Inc. (a)	4,820	243,265
Easterly Government Properties Inc.	2,155	37,023
EastGroup Properties Inc.	5,191	288,672
Education Realty Trust Inc.	8,705	329,745
eHealth Inc. (a)	2,788	27,824
EMC Insurance Group Inc.	1,290	32,637
Employers Holdings Inc.	5,173	141,223
Encore Capital Group Inc. (a)	4,213	122,514
Enova International Inc. (a)	4,230	27,960
Enstar Group Ltd. (a)	1,422	213,357
Enterprise Bancorp Inc.	1,316	30,071
Enterprise Financial Services Corp.	3,244	91,967
EPR Properties	9,196	537,506
Equity One Inc.	11,556	313,745
Essent Group Ltd. (a)	8,954	196,003
EverBank Financial Corp.	15,426	246,507
Evercore Partners Inc. Class A	5,559	300,575
EZCORP Inc. Class A (a)	8,247	41,153
F.N.B. Corp.	28,074	374,507
Farmers Capital Bank Corp. (a)	1,065	28,872
FBL Financial Group Inc. Class A	1,540	98,006
FCB Financial Holdings Inc. Class A (a)	4,414	157,977

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Federal Agricultural Mortgage Corp. Class C	1,698	$53,606
Federated National Holding Co.	2,311	68,313
FelCor Lodging Trust Inc.	23,225	169,542
Fidelity & Guaranty Life	1,757	44,575
Fidelity Southern Corp.	2,817	62,847
Fifth Street Asset Management Inc.	1,091	3,557
Financial Engines Inc.	8,264	278,249
Financial Institutions Inc.	2,360	66,080
First American Financial Corp.	17,318	621,716
First BanCorp (a)	17,496	56,862
First Bancorp (North Carolina)	3,299	61,823
First Bancorp Inc.	1,619	33,141
First Busey Corp.	3,914	80,746
First Business Financial Services Inc.	1,316	32,913
First Cash Financial Services Inc. (a)	4,555	170,494
First Citizens BancShares Inc. Class A	1,216	313,935
First Commonwealth Financial Corp.	14,262	129,356
First Community Bancshares Inc.	2,766	51,531
First Connecticut Bancorp Inc.	2,695	46,920
First Defiance Financial Corp.	1,548	58,483
First Financial Bancorp	9,764	176,436
First Financial Bankshares Inc.	10,270	309,846
First Financial Corp. Indiana	1,886	64,067
First Industrial Realty Trust Inc.	17,682	391,303
First Interstate BancSystem Inc.	3,055	88,809
First Merchants Corp.	6,135	155,952
First Midwest Bancorp Inc.	12,627	232,716
First NBC Bank Holding Co. (a)	2,561	95,756
First of Long Island Corp., The	2,026	60,780
First Potomac Realty Trust	9,299	106,009
FirstMerit Corp.	26,529	494,766
Flagstar Bancorp Inc. (a)	3,222	74,460
Flushing Financial Corp.	4,818	104,262
FNFV Group (a)	12,755	143,239
Forestar Group Inc. (a)	5,467	59,809
Fox Chase Bancorp	2,012	40,823
Franklin Financial Network Inc. (a)	794	24,916
Franklin Street Properties Corp.	14,391	148,947
FRP Holdings Inc. (a)	1,156	39,235
Fulton Financial Corp.	27,507	357,866
Gain Capital Holdings Inc.	5,031	40,801
GAMCO Investors Inc.	1,023	31,754
Geo Group Inc., The	11,934	345,012
German American Bancorp Inc.	2,229	74,270
Getty Realty Corp.	4,364	74,843
Glacier Bancorp Inc.	12,080	320,482
Gladstone Commercial Corp.	3,065	44,718
Global Indemnity PLC (a)	1,355	39,322
Government Properties Income Trust	11,303	179,379
Gramercy Property Trust	67,996	524,927
Great Ajax Corp.	464	5,624
Great Southern Bancorp Inc.	1,742	78,843
Great Western Bancorp Inc.	6,521	189,239
Green Bancorp Inc. (a)	1,496	15,678

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Green Dot Corp. Class A (a)	7,355	$120,769
Greenhill & Co. Inc.	4,764	136,298
Greenlight Capital Re Ltd. Class A (a)	4,555	85,224
Guaranty Bancorp	2,476	40,953
Hallmark Financial Services Inc. (a)	2,453	28,676
Hampton Roads Bankshares Inc. (a)	5,921	10,895
Hancock Holding Co.	12,444	313,215
Hanmi Financial Corp.	5,153	122,229
Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,658	107,049
Hatteras Financial Corp.	15,568	204,719
HCI Group Inc.	1,462	50,951
Healthcare Realty Trust Inc.	16,062	454,876
Heartland Financial USA Inc.	2,664	83,543
Heritage Commerce Corp.	3,398	40,640
Heritage Financial Corp.	4,975	93,729
Heritage Insurance Holdings Inc.	3,918	85,491
Heritage Oaks Bancorp	3,905	31,279
Hersha Hospitality Trust	7,115	154,822
HFF Inc. Class A	6,085	189,061
Highwoods Properties Inc.	15,079	657,444
Hilltop Holdings Inc. (a)	12,162	233,754
Hingham Institution for Savings	170	20,366
Home Bancshares Inc.	9,152	370,839
HomeStreet Inc. (a)	3,551	77,092
HomeTrust Bancshares Inc. (a)	3,179	64,375
Horace Mann Educators Corp.	6,620	219,652
Horizon Bancorp	1,597	44,652
Houlihan Lokey Inc.	1,841	48,253
Hudson Pacific Properties Inc.	11,992	337,455
IBERIABANK Corp.	6,093	335,542
Impac Mortgage Holdings Inc. (a)	1,386	24,948
Independence Holding Co.	1,269	17,576
Independence Realty Trust Inc.	4,128	31,001
Independent Bank Corp.	4,241	197,291
Independent Bank Corp. (Michigan)	3,325	50,640
Independent Bank Group Inc.	1,571	50,272
Infinity Property & Casualty Corp.	1,846	151,797
InfraREIT Inc. (a)	3,556	65,786
Inland Real Estate Corp.	14,151	150,284
International Bancshares Corp.	8,615	221,406
INTL FCStone Inc. (a)	2,427	81,207
Invesco Mortgage Capital	20,031	248,184
Investment Technology Group Inc.	5,564	94,699
Investors Bancorp Inc.	55,796	694,102
Investors Real Estate Trust	18,886	131,258
iStar Inc. (a)	13,786	161,710
James River Group Holdings Ltd.	1,861	62,418
Janus Capital Group Inc.	23,581	332,256
JG Wentworth Co. Class A (a)	2,054	3,697
KCG Holdings Inc. Class A (a)	5,534	68,124
Kearny Financial Corp.	14,764	187,060
Kemper Corp.	6,989	260,340
Kennedy-Wilson Holdings Inc.	14,916	359,177
Kite Realty Group Trust	13,305	344,999
Ladder Capital Corp.	6,140	76,259

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ladenburg Thalmann Financial Services Inc. (a)	17,002	$46,926
Lakeland Bancorp Inc.	6,187	72,945
Lakeland Financial Corp.	2,769	129,091
LaSalle Hotel Properties	18,082	454,943
LegacyTexas Financial Group Inc.	7,588	189,852
LendingTree Inc. (a)	973	86,869
Lexington Realty Trust	33,298	266,384
Live Oak Bancshares Inc.	633	8,989
LTC Properties Inc.	5,749	248,012
Mack-Cali Realty Corp.	14,335	334,722
Maiden Holdings Ltd.	8,175	121,889
MainSource Financial Group Inc.	3,460	79,165
Marcus & Millichap Inc. (a)	2,195	63,962
MarketAxess Holdings Inc.	5,984	667,755
Marlin Business Services Corp.	1,319	21,183
MB Financial Inc.	12,015	388,926
MBIA Inc. (a)	21,516	139,424
Medical Properties Trust Inc.	36,192	416,570
Medley Management Inc. Class A	1,008	5,736
Mercantile Bank Corp.	2,846	69,841
Merchants Bancshares Inc.	933	29,380
Meridian Bancorp Inc.	8,526	120,217
Meta Financial Group Inc.	1,047	48,089
Metro Bancorp Inc.	2,004	62,886
MGIC Investment Corp. (a)	54,306	479,522
MidWestOne Financial Group Inc.	1,183	35,975
Moelis & Co.	2,751	80,274
Monmouth Real Estate Investment Corp. Class A	9,430	98,638
Monogram Residential Trust Inc.	26,448	258,132
National Bank Holdings Corp. Class A	4,477	95,673
National Bankshares Inc.	1,186	42,150
National Commerce Corp. (a)	856	21,443
National General Holdings Corp.	6,071	132,712
National Health Investors Inc.	6,061	368,933
National Interstate Corp.	1,192	31,826
National Penn Bancshares Inc.	22,085	272,308
National Storage Affiliates Trust	3,591	61,514
National Western Life Group Inc. Class A	352	88,683
Nationstar Mortgage Holdings Inc. (a)	6,321	84,512
Navigators Group Inc., The (a)	1,653	141,811
NBT Bancorp Inc.	7,087	197,586
Nelnet Inc. Class A	3,789	127,197
New Residential Investment Corp.	36,504	443,889
New Senior Investment Group Inc.	13,610	134,195
New York Mortgage Trust Inc.	17,847	95,125
New York REIT Inc.	26,391	303,496
NewBridge Bancorp	5,706	69,499
NewStar Financial Inc. (a)	3,885	34,887
NexPoint Residential Trust Inc.	2,909	38,079
NMI Holdings Inc. Class A (a)	8,247	55,832
Northfield Bancorp Inc.	7,655	121,868
Northwest Bancshares Inc.	15,241	204,077
OceanFirst Financial Corp.	2,352	47,111

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ocwen Financial Corp. (a)	17,237	$120,142
OFG Bancorp	7,286	53,334
Old National Bancorp	18,690	253,436
Old Second Bancorp Inc. (a)	4,204	32,959
OM Asset Management PLC	4,097	62,807
On Deck Capital Inc. (a)	1,912	19,694
One Liberty Properties Inc.	2,051	44,014
OneBeacon Insurance Group Ltd. Class A	3,803	47,195
Oppenheimer Holdings Inc. Class A	1,622	28,190
Opus Bank	1,582	58,487
Orchid Island Capital Inc.	3,487	34,626
Oritani Financial Corp.	7,161	118,156
Pacific Continental Corp.	3,093	46,024
Pacific Premier Bancorp Inc. (a)	3,400	72,250
Park National Corp.	2,073	187,565
Park Sterling Corp.	7,711	56,445
Parkway Properties Inc.	13,376	209,067
Patriot National Inc. (a)	1,499	10,058
Peapack-Gladstone Financial Corp.	2,418	49,859
Pebblebrook Hotel Trust	11,494	322,062
Penns Woods Bancorp Inc.	803	34,095
Pennsylvania Real Estate Investment Trust	11,192	244,769
PennyMac Financial Services Inc. Class A (a)	2,351	36,111
PennyMac Mortgage Investment Trust	12,042	183,761
Peoples Bancorp Inc.	2,672	50,340
Peoples Financial Services Corp.	1,269	48,324
People’s Utah Bancorp	249	4,285
PHH Corp. (a)	8,046	130,345
Physicians Realty Trust	13,201	222,569
PICO Holdings Inc. (a)	3,845	39,680
Pinnacle Financial Partners Inc.	5,760	295,834
Piper Jaffray Companies Inc. (a)	2,426	98,010
Potlatch Corp.	6,541	197,800
PRA Group Inc. (a)	7,734	268,292
Preferred Apartment Communities Inc. Class A	3,167	41,424
Preferred Bank	1,949	64,356
Primerica Inc.	7,618	359,798
PrivateBancorp Inc.	12,590	516,442
Prosperity Bancshares Inc.	11,188	535,458
Provident Financial Services Inc.	10,131	204,140
PS Business Parks Inc.	3,139	274,443
Pzena Investment Management Inc. Class A	1,958	16,839
QCR Holdings Inc.	1,720	41,779
QTS Realty Trust Inc. Class A	4,247	191,582
Radian Group Inc.	30,752	411,769
RAIT Financial Trust	13,513	36,485
Ramco-Gershenson Properties Trust	12,696	210,881
RCS Capital Corp. Class A (a)	7,732	2,354
RE/MAX Holdings Inc. Class A	1,802	67,215
Redwood Trust Inc.	13,616	179,731
Regional Management Corp. (a)	1,843	28,511
Renasant Corp.	6,381	219,570

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Republic Bancorp Inc. Class A	1,659	$43,814
Resource America Inc. Class A	2,406	14,749
Resource Capital Corp.	5,475	69,861
Retail Opportunity Investments Corp.	15,454	276,627
Rexford Industrial Realty Inc.	9,096	148,811
RLI Corp.	6,923	427,495
RLJ Lodging Trust	21,129	457,020
RMR Group Inc., The Class A (a)	295	4,252
Rouse Properties Inc.	5,855	85,249
Ryman Hospitality Properties Inc.	6,984	360,654
S&T Bancorp Inc.	5,422	167,106
Sabra Health Care REIT Inc.	9,959	201,471
Safeguard Scientifics Inc. (a)	3,262	47,332
Safety Insurance Group Inc.	2,191	123,529
Sandy Spring Bancorp Inc.	4,069	109,700
Saul Centers Inc.	1,647	84,442
Seacoast Banking Corporation of Florida (a)	3,447	51,636
Select Income REIT	9,773	193,701
Selective Insurance Group Inc.	9,108	305,847
ServisFirst Bancshares Inc.	3,382	160,746
Sierra Bancorp	2,017	35,600
Silver Bay Realty Trust Corp.	6,120	95,839
Simmons First National Corp.	4,679	240,313
South State Corp.	3,891	279,957
Southside Bancshares Inc.	4,097	98,410
Southwest Bancorp Inc.	3,262	57,020
Sovran Self Storage Inc.	5,721	613,921
St. Joe Co., The (a)	8,814	163,147
STAG Industrial Inc.	10,351	190,976
Starwood Waypoint Residential Trust	6,168	139,644
State Auto Financial Corp.	2,422	49,869
State Bank Financial Corp.	5,892	123,909
State National Companies Inc.	4,482	43,968
Sterling Bancorp	19,310	313,208
Stewart Information Services Corp.	3,643	135,993
Stifel Financial Corp. (a)	10,882	460,962
Stock Yards Bancorp Inc.	2,427	91,716
Stonegate Bank	1,675	55,040
Stonegate Mortgage Corp. (a)	2,436	13,276
Store Capital Corp.	5,399	125,257
Suffolk Bancorp	1,941	55,027
Summit Hotel Properties Inc.	13,993	167,216
Sun Bancorp Inc. (a)	1,436	29,639
Sun Communities Inc.	7,838	537,138
Sunstone Hotel Investors Inc.	33,263	415,455
Symetra Financial Corp.	11,985	380,763
Talmer Bancorp Inc. Class A	8,269	149,752
Tejon Ranch Co. (a)	2,278	43,624
Terreno Realty Corp.	7,007	158,498
Territorial Bancorp Inc.	1,448	40,168
Texas Capital Bancshares Inc. (a)	7,350	363,237
Third Point Reinsurance Ltd. (a)	13,398	179,667
Tiptree Financial Inc. Class A	3,911	24,014
Tompkins Financial Corp.	2,444	137,255
TowneBank	7,349	153,374

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Trico Bancshares	3,683	$101,062
Tristate Capital Holdings Inc. (a)	3,684	51,539
Triumph Bancorp Inc. (a)	2,198	36,267
Trustco Bank Corp. NY	15,315	94,034
Trustmark Corp.	10,909	251,343
UMB Financial Corp.	6,295	293,032
UMH Properties Inc.	3,315	33,548
Umpqua Holdings Corp.	35,343	561,954
Union Bankshares Corp.	7,281	183,772
United Bankshares Inc.	11,133	411,810
United Community Banks Inc.	8,535	166,347
United Community Financial Corp.	8,355	49,294
United Development Funding IV	4,677	51,447
United Financial Bancorp Inc.	8,238	106,105
United Fire Group Inc.	3,276	125,504
United Insurance Holdings Corp.	2,848	48,701
Universal Health Realty Income Trust	2,044	102,220
Universal Insurance Holdings Inc.	5,194	120,397
Univest Corp. of Pennsylvania	2,740	57,156
Urban Edge Properties	13,560	317,982
Urstadt Biddle Properties Inc.	4,421	85,060
Valley National Bancorp	37,388	368,272
Virtu Financial Inc. Class A	2,937	66,494
Virtus Investment Partners Inc.	1,105	129,793
Walker & Dunlop Inc. (a)	4,252	122,500
Walter Investment Management Corp. (a)	6,118	86,998
Washington Federal Inc.	15,130	360,548
Washington Real Estate Investment Trust	10,983	297,200
Washington Trust Bancorp Inc.	2,424	95,796
Waterstone Financial Inc.	4,677	65,946
Webster Financial Corp.	14,580	542,230
WesBanco Inc.	6,000	180,120
West Bancorporation	2,667	52,673
Westamerica Bancorporation	4,110	192,142
Western Alliance Bancorp (a)	13,852	496,733
Western Asset Mortgage Capital Corp.	6,956	71,090
Westwood Holdings Group Inc.	1,246	64,904
Whitestone REIT	3,780	45,398
Wilshire Bancorp Inc.	11,367	131,289
Wintrust Financial Corp.	7,566	367,102
WisdomTree Investments Inc.	18,228	285,815
World Acceptance Corp. (a)	1,158	42,962
WSFS Financial Corp.	4,494	145,426
Xenia Hotels & Resorts Inc.	17,873	273,993
Yadkin Financial Corp.	3,907	98,339

		68,784,851

Health Care (16.09%)
AAC Holdings Inc. (a)	1,276	24,321
Abaxis Inc.	3,649	203,176
Abeona Therapeutics Inc. (a)	1,604	5,392
Abiomed Inc. (a)	6,690	603,976
ACADIA Pharmaceuticals Inc. (a)	12,756	454,751

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Accelerate Diagnostics Inc. (a)	3,509	$75,408
Acceleron Pharma Inc. (a)	3,491	170,221
Accuray Inc. (a)	12,960	87,480
Aceto Corp.	4,607	124,297
Achillion Pharmaceuticals Inc. (a)	18,987	204,870
Aclaris Therapeutics Inc. (a)	811	21,848
Acorda Therapeutics Inc. (a)	6,946	297,150
Adamas Pharmaceuticals Inc. (a)	1,620	45,878
Addus HomeCare Corp. (a)	1,101	25,631
Adeptus Health Inc. Class A (a)	980	53,430
Aduro Biotech Inc. (a)	1,346	37,876
Advaxis Inc. (a)	4,888	49,173
Aegerion Pharmaceuticals Inc. (a)	4,080	41,208
Aerie Pharmaceuticals Inc. (a)	3,303	80,428
Affimed Therapeutics B.V. (a)	2,417	17,209
Affymetrix Inc. (a)	12,635	127,487
Agenus Inc. (a)	12,282	55,760
Agile Therapeutics Inc. (a)	1,598	15,596
Aimmune Therapeutics Inc. (a)	1,768	32,620
Air Methods Corp. (a)	6,340	265,836
Akebia Therapeutics Inc. (a)	3,782	48,863
Albany Molecular Research Inc. (a)	4,002	79,440
Alder Biopharmaceuticals Inc. (a)	3,714	122,673
Alimera Sciences Inc. (a)	4,523	10,946
Alliance HealthCare Services Inc. (a)	847	7,775
Almost Family Inc. (a)	1,180	45,111
AMAG Pharmaceuticals Inc. (a)	4,979	150,316
Amedisys Inc. (a)	4,548	178,827
Amicus Therapeutics Inc. (a)	18,498	179,431
AMN Healthcare Services Inc. (a)	7,611	236,322
Amphastar Pharmaceuticals Inc. (a)	5,051	71,876
Amsurg Corp. (a)	8,512	646,912
Anacor Pharmaceuticals Inc. (a)	6,557	740,744
Analogic Corp.	2,014	166,356
Angiodynamics Inc. (a)	4,184	50,794
ANI Pharmaceuticals Inc. (a)	1,247	56,271
Anika Therapeutics Inc. (a)	2,366	90,287
Antares Pharma Inc. (a)	24,704	29,892
Anthera Pharmaceuticals Inc. (a)	6,303	29,246
Applied Genetic Technologies Corp. (a)	1,340	27,336
Aratana Therapeutics Inc. (a)	4,820	26,896
Ardelyx Inc. (a)	2,622	47,511
Arena Pharmaceuticals Inc. (a)	39,135	74,356
ARIAD Pharmaceuticals Inc. (a)	27,081	169,256
Array Biopharma Inc. (a)	22,827	96,330
Arrowhead Research Corp. (a)	9,222	56,715
Assembly Biosciences Inc. (a)	2,238	16,807
Asterias Biotherapeutics (a)	1,273	5,003
Atara Biotherapeutics Inc. (a)	2,689	71,016
AtriCure Inc. (a)	4,638	104,077
Atrion Corp.	233	88,820
aTyr Pharma Inc. (a)	962	9,456
Avalanche Biotechnologies Inc. (a)	3,138	29,874
Axovant Sciences Ltd. (a)	2,162	38,981
Bellicum Pharmaceutical Inc. (a)	1,382	28,013
BioCryst Pharmaceuticals Inc. (a)	11,761	121,374

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
BioDelivery Sciences International Inc. (a)	7,148	$34,239
BioScrip Inc. (a)	11,491	20,109
BioSpecifics Technologies Corp. (a)	720	30,938
BioTelemetry Inc. (a)	4,494	52,490
BioTime Inc. (a)	8,910	36,531
Blueprint Medicines Corp. (a)	1,506	39,668
Calithera Biosciences Inc. (a)	1,717	13,152
Cambrex Corp. (a)	5,011	235,968
Cantel Medical Corp.	5,528	343,510
Capital Senior Living Corp. (a)	4,838	100,921
Cara Therapeutics Inc. (a)	3,134	52,839
Carbylan Therapeutics Inc. (a)	1,920	6,950
Cardiovascular Systems Inc. (a)	5,086	76,900
Castlight Health Inc. Class B (a)	5,333	22,772
Catabasis Pharmaceuticals Inc. (a)	468	3,711
Catalent Inc. (a)	13,472	337,204
Catalyst Pharmaceuticals Inc. (a)	11,976	29,341
Celldex Therapeutics Inc. (a)	15,905	249,390
Cellular Biomedicine Group Inc. (a)	1,576	33,868
Cempra Inc. (a)	5,065	157,673
Cepheid Inc. (a)	11,512	420,533
Cerus Corp. (a)	15,335	96,917
Chemed Corp.	2,732	409,254
ChemoCentryx Inc. (a)	4,531	36,701
Chiasma Inc. (a)	1,082	21,175
Chimerix Inc. (a)	7,277	65,129
Cidara Therapeutics Inc. (a)	741	12,716
Civitas Solutions Inc. (a)	1,907	54,903
Clovis Oncology Inc. (a)	4,460	156,100
Coherus Biosciences Inc. (a)	3,785	86,904
Collegium Pharmaceutical Inc. (a)	1,042	28,655
Computer Programs & Systems Inc.	1,814	90,246
Concert Pharmaceuticals Inc. (a)	2,423	45,964
ConforMis Inc. (a)	1,544	26,696
Conmed Corp.	4,465	196,683
Connecture Inc. (a)	996	3,596
Corcept Therapeutics Inc. (a)	9,482	47,220
Corindus Vascular Robotics Inc. (a)	3,237	10,391
Corium International Inc. (a)	1,609	13,065
CorMedix Inc. (a)	4,994	10,138
Corvel Corp. (a)	1,433	62,937
Cross Country Healthcare Inc. (a)	5,115	83,835
CryoLife Inc.	4,445	47,917
CTI BioPharma Corp. (a)	30,163	37,100
Curis Inc. (a)	17,654	51,373
Cutera Inc. (a)	2,200	28,138
Cynosure Inc. Class A (a)	3,625	161,929
Cytokinetics Inc. (a)	5,883	61,536
CytomX Therapeutics Inc. (a)	1,079	22,519
CytRx Corp. (a)	9,644	25,557
DepoMed Inc. (a)	9,584	173,758
Dermira Inc. (a)	2,430	84,102
Dicerna Pharmaceuticals Inc. (a)	2,401	28,500
Dimension Therapeutics Inc. (a)	501	5,651
Diplomat Pharmacy Inc. (a)	5,820	199,160

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Durect Corp. (a)	17,829	$39,402
Dyax Corp. (a)	23,324	877,449
Dynavax Technologies Corp. (a)	5,812	140,418
Eagle Pharmaceuticals Inc. (a)	1,386	122,897
Edge Therapeutics Inc. (a)	1,128	14,100
Emergent Biosolutions Inc. (a)	4,835	193,448
Enanta Pharmaceuticals Inc. (a)	2,573	84,960
EndoChoice Holdings Inc. (a)	866	7,231
Endocyte Inc. (a)	6,481	25,989
Endologix Inc. (a)	10,925	108,158
Ensign Group Inc., The	8,172	184,932
Entellus Medical Inc. (a)	919	15,494
Epizyme Inc. (a)	4,657	74,605
Esperion Therapeutics Inc. (a)	2,122	47,236
Evolent Health Inc. Class A (a)	2,002	24,244
Exact Sciences Corp. (a)	15,306	141,274
Exactech Inc. (a)	1,714	31,109
ExamWorks Group Inc. (a)	6,662	177,209
Exelixis Inc. (a)	36,013	203,113
Fibrocell Science Inc. (a)	3,812	17,345
FibroGen Inc. (a)	7,700	234,619
Five Prime Therapeutics Inc. (a)	3,547	147,200
Five Star Quality Care Inc. (a)	6,908	21,967
Flex Pharma Inc. (a)	846	10,533
Flexion Therapeutics Inc. (a)	2,213	42,645
Fluidigm Corp. (a)	4,743	51,272
Foamix Pharmaceuticals Ltd. (a)	3,573	28,977
Foundation Medicine Inc. (a)	1,945	40,962
Galena Biopharma Inc. (a)	26,298	38,658
Genesis Healthcare Inc. (a)	5,731	19,887
GenMark Diagnostics Inc. (a)	7,031	54,561
Genocea Biosciences Inc. (a)	3,334	17,570
Genomic Health Inc. (a)	2,856	100,531
Geron Corp. (a)	25,848	125,104
Glaukos Corp. (a)	1,058	26,122
Global Blood Therapeutics Inc. (a)	1,100	35,563
Globus Medical Inc. Class A (a)	10,779	299,872
Greatbatch Inc. (a)	4,134	217,035
Haemonetics Corp. (a)	8,313	268,011
Halozyme Therapeutics Inc. (a)	16,961	293,934
Halyard Health Inc. (a)	7,491	250,274
Hanger Inc. (a)	5,740	94,423
Harvard Bioscience Inc. (a)	4,551	15,792
HealthEquity Inc. (a)	5,817	145,832
Healthsouth Corp.	14,754	513,587
HealthStream Inc. (a)	4,032	88,704
Healthways Inc. (a)	5,120	65,894
HeartWare International Inc. (a)	2,800	141,120
Heron Therapeutics Inc. (a)	4,658	124,369
Heska Corp. (a)	889	34,387
HMS Holdings Corp. (a)	14,355	177,141
ICU Medical Inc. (a)	2,262	255,108
Idera Pharmaceuticals Inc. (a)	14,292	44,162
Ignyta Inc. (a)	3,377	45,252
Immune Design Corp. (a)	1,800	36,144

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
ImmunoGen Inc. (a)	13,913	$188,799
Immunomedics Inc. (a)	15,142	46,486
Impax Laboratories Inc. (a)	11,503	491,868
Imprivata Inc. (a)	1,375	15,538
INC Research Holdings Inc. Class A (a)	2,086	101,192
Infinity Pharmaceuticals Inc. (a)	7,755	60,877
Inogen Inc. (a)	2,533	101,548
Inovio Pharmaceuticals Inc. (a)	11,536	77,522
Insmed Inc. (a)	9,928	180,193
Insulet Corp. (a)	8,967	339,042
Insys Therapeutics Inc. (a)	3,805	108,937
Integra LifeSciences Holdings Corp. (a)	4,471	303,044
Intersect ENT Inc. (a)	2,631	59,198
Intra-Cellular Therapies Inc. (a)	4,188	225,273
Invacare Corp.	5,262	91,506
Invitae Corp. (a)	1,176	9,655
InVivo Therapeutics Holdings Corp. (a)	4,194	30,197
Invuity Inc. (a)	647	5,707
iRadimed Corp. (a)	417	11,689
Ironwood Pharmaceuticals Inc. (a)	20,202	234,141
K2M Group Holdings Inc. (a)	2,796	55,193
Karyopharm Therapeutics Inc. (a)	3,703	49,065
Keryx Biopharmaceuticals Inc. (a)	16,802	84,850
Kindred Healthcare Inc.	13,173	156,890
Kite Pharma Inc. (a)	4,649	286,471
La Jolla Pharmaceutical Co. (a)	2,154	58,158
Landauer Inc.	1,519	50,005
Lannett Company Inc. (a)	4,290	172,115
Lantheus Holdings Inc. (a)	1,738	5,874
LDR Holding Corp. (a)	4,032	101,244
LeMaitre Vascular Inc.	1,651	28,480
Lexicon Pharmaceuticals Inc. (a)	6,374	84,838
LHC Group Inc. (a)	2,100	95,109
Ligand Pharmaceuticals Inc. Class B (a)	2,836	307,479
Lion Biotechnologies Inc. (a)	7,189	55,499
LivaNova PLC (a)	7,092	421,052
Loxo Oncology Inc. (a)	1,353	38,493
Luminex Corp. (a)	6,600	141,174
MacroGenics Inc. (a)	4,976	154,107
Magellan Health Inc. (a)	3,878	239,117
MannKind Corp. (a)	39,426	57,168
Masimo Corp. (a)	7,029	291,774
MedAssets Inc. (a)	9,512	294,301
Medgenics Inc. (a)	3,287	19,788
Medicines Co., The (a)	10,610	396,177
Medidata Solutions Inc. (a)	8,846	436,019
Meridian Bioscience Inc.	6,851	140,583
Merit Medical Systems Inc. (a)	7,123	132,417
Merrimack Pharmaceuticals Inc. (a)	18,266	144,301
MiMedx Group Inc. (a)	17,499	163,966
Mirati Therapeutics Inc. (a)	1,789	56,532
Molina Healthcare Inc. (a)	6,260	376,414
Momenta Pharmaceuticals Inc. (a)	9,834	145,937
MyoKardia Inc. (a)	673	9,866
Myriad Genetics Inc. (a)	11,117	479,810

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
NanoString Technologies Inc. (a)	2,102	$30,920
NantKwest Inc. (a)	915	15,857
Natera Inc. (a)	1,434	15,487
National Healthcare Corp.	1,629	100,509
National Research Corp. Class A	1,572	25,215
Natus Medical Inc. (a)	5,340	256,587
Navidea Biopharmaceuticals Inc. (a)	24,410	32,465
Nektar Therapeutics (a)	21,233	357,776
Neogen Corp. (a)	5,926	334,938
NeoGenomics Inc. (a)	8,244	64,880
Neos Therapeutics Inc. (a)	827	11,843
Neurocrine Biosciences Inc. (a)	13,685	774,160
Nevro Corp. (a)	2,647	178,699
NewLink Genetics Corp. (a)	3,360	122,270
Nivalis Therapeutics Inc. (a)	649	5,023
Nobilis Health Corp. (a)	4,761	13,426
Northwest Biotherapeutics Inc. (a)	7,454	23,853
Novavax Inc. (a)	42,905	359,973
Novocure Ltd. (a)	1,126	25,177
NuVasive Inc. (a)	7,746	419,136
NxStage Medical Inc. (a)	10,253	224,643
Ocata Therapeutics Inc. (a)	6,186	52,086
Ocular Therapeutix Inc. (a)	2,298	21,532
Omeros Corp. (a)	6,145	96,661
Omnicell Inc. (a)	5,854	181,942
OncoMed Pharmaceuticals Inc. (a)	2,707	61,016
Oncothyreon Inc. (a)	15,384	34,152
Ophthotech Corp. (a)	3,811	299,278
OraSure Technologies Inc. (a)	9,465	60,955
Orexigen Therapeutics Inc. (a)	16,628	28,600
Organovo Holdings Inc. (a)	14,405	35,868
Orthofix International NV (a)	3,012	118,101
Osiris Therapeutics Inc.	3,118	32,365
Otonomy Inc. (a)	2,367	65,684
OvaScience Inc. (a)	3,791	37,038
Owens & Minor Inc.	10,065	362,139
Oxford Immunotec Global PLC (a)	3,070	35,305
Pacific Biosciences of California Inc. (a)	9,409	123,540
Pacira Pharmaceuticals Inc. (a)	5,773	443,309
Paratek Pharmaceuticals Inc. (a)	1,920	36,422
Parexel International Corp. (a)	8,831	601,568
PDL BioPharma Inc.	26,602	94,171
Penumbra Inc. (a)	660	35,515
Peregrine Pharmaceuticals Inc. (a)	32,051	37,500
Pernix Therapeutics Holdings Inc. (a)	6,713	19,803
Pfenex Inc. (a)	2,597	32,151
PharMerica Corp. (a)	4,918	172,130
Phibro Animal Health Corp. Class A	2,808	84,605
Portola Pharmaceuticals Inc. (a)	7,806	401,619
Pozen Inc. (a)	4,658	31,814
PRA Health Sciences Inc. (a)	3,222	145,860
Press Ganey Holdings Inc. (a)	1,647	51,963
Prestige Brands Holdings Inc. (a)	8,394	432,123
Progenics Pharmaceuticals Inc. (a)	11,461	70,256
Proteon Therapeutics Inc. (a)	1,156	17,930

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Prothena Corp. PLC (a)	5,015	$341,572
Providence Service Corp. (a)	2,193	102,896
PTC Therapeutics Inc. (a)	5,458	176,839
Quality Systems Inc.	8,047	129,718
Quidel Corp. (a)	4,636	98,283
Radius Health Inc. (a)	5,287	325,362
RadNet Inc. (a)	5,609	34,664
Raptor Pharmaceutical Corp. (a)	13,004	67,621
REGENXBIO Inc. (a)	1,002	16,633
Regulus Therapeutics Inc. (a)	4,535	39,545
Relypsa Inc. (a)	5,251	148,813
Repligen Corp. (a)	5,249	148,494
Retrophin Inc. (a)	5,640	108,796
Revance Therapeutics Inc. (a)	2,818	96,263
Rigel Pharmaceuticals Inc. (a)	14,722	44,608
Rockwell Medical Inc. (a)	7,927	81,172
RTI Surgical Inc. (a)	9,588	38,064
Sage Therapeutics Inc. (a)	2,221	129,484
Sagent Pharmaceuticals Inc. (a)	3,587	57,069
Sangamo BioSciences Inc. (a)	11,157	101,863
Sarepta Therapeutics Inc. (a)	7,042	271,680
SciClone Pharmaceuticals Inc. (a)	8,124	74,741
SeaSpine Holdings Corp. (a)	1,384	23,777
Second Sight Medical Products Inc (a)	1,889	11,126
Select Medical Holdings Corp.	16,841	200,576
Sequenom Inc. (a)	19,907	32,647
Seres Therapeutics Inc. (a)	1,317	46,214
Sientra Inc. (a)	1,039	6,151
Sorrento Therapeutics Inc. (a)	4,558	39,700
Spark Therapeutics Inc. (a)	1,283	58,133
Spectranetics Corp., The (a)	6,871	103,477
Spectrum Pharmaceuticals Inc. (a)	11,137	67,156
STAAR Surgical Co. (a)	6,555	46,803
Stemline Therapeutics Inc. (a)	2,480	15,649
STERIS PLC	13,625	1,026,508
Sucampo Pharmaceuticals Inc. Class A (a)	4,006	69,264
Supernus Pharmaceuticals Inc. (a)	5,368	72,146
Surgery Partners Inc. (a)	2,342	47,988
Surgical Care Affiliates Inc. (a)	3,435	136,747
SurModics Inc. (a)	2,214	44,878
Synergy Pharmaceuticals Inc. (a)	16,312	92,489
Synta Pharmaceuticals Corp. (a)	14,044	4,943
T2 Biosystems Inc. (a)	1,358	14,857
Tandem Diabetes Care Inc. (a)	2,771	32,726
Team Health Holdings Inc. (a)	11,534	506,227
Teladoc Inc. (a)	1,411	25,342
Teligent Inc. (a)	6,490	57,761
Tesaro Inc. (a)	3,704	193,793
Tetraphase Pharmaceuticals Inc. (a)	5,829	58,465
TG Therapeutics Inc. (a)	5,693	67,917
TherapeuticsMD Inc. (a)	20,295	210,459
Theravance Biopharma Inc. (a)	4,306	70,575
Theravance Inc.	13,780	145,241
Threshold Pharmaceuticals Inc. (a)	9,681	4,646
Tobira Therapeutics Inc. (a)	290	2,914

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Tokai Pharmaceuticals Inc. (a)	1,439	$12,548
TransEnterix Inc. (a)	6,844	16,973
Trevena Inc. (a)	4,879	51,230
Triple-S Management Corp. Class B (a)	3,930	93,966
Trovagene Inc. (a)	4,704	25,402
Trupanion Inc. (a)	2,280	22,253
U.S. Physical Therapy Inc.	2,033	109,131
Ultragenyx Pharmaceutical Inc. (a)	6,158	690,804
Unilife Corp. (a)	19,201	9,506
Universal American Corp.	7,111	49,777
Utah Medical Products Inc.	646	37,817
Vanda Pharmaceuticals Inc. (a)	6,683	62,219
Vascular Solutions Inc. (a)	2,815	96,808
Veracyte Inc. (a)	2,099	15,113
Verastem Inc. (a)	5,060	9,412
Versartis Inc. (a)	3,577	44,319
Vitae Pharmaceuticals Inc. (a)	2,108	38,155
Vital Therapies Inc. (a)	3,109	35,816
VIVUS Inc. (a)	15,735	16,050
Vocera Communications Inc. (a)	3,929	47,934
Voyager Therapeutics Inc. (a)	735	16,096
vTv Therapeutics Inc. Class A (a)	819	5,577
WellCare Health Plans Inc. (a)	7,031	549,895
West Pharmaceutical Services Inc.	11,332	682,413
Wright Medical Group NV (a)	14,353	347,056
XBiotech Inc. (a)	634	6,892
Xencor Inc. (a)	4,558	66,638
Xenoport Inc. (a)	9,833	53,983
XOMA Corp. (a)	15,224	20,248
Zafgen Inc. (a)	2,643	16,624
Zeltiq Aesthetics Inc. (a)	5,141	146,673
ZIOPHARM Oncology Inc. (a)	18,484	153,602
Zogenix Inc. (a)	3,889	57,324
Zynerba Pharmaceuticals Inc. (a)	543	5,468

		44,443,635

Industrials (11.82%)
Aaon Inc.	6,623	153,786
AAR Corp.	5,730	150,642
ABM Industries Inc.	8,941	254,550
Acacia Research Corp.	8,391	35,997
Acco Brands Corp. (a)	17,427	124,255
Accuride Corp. (a)	6,594	10,946
Actuant Corp. Class A	9,623	230,572
Advanced Drainage Systems Inc.	5,397	129,690
Advisory Board Co., The (a)	6,689	331,841
Aegion Corp. (a)	5,942	114,740
Aerojet Rocketdyne Holdings Inc. (a)	10,081	157,868
Aerovironment Inc. (a)	3,235	95,335
Air Transport Services Group Inc. (a)	8,584	86,527
Aircastle Ltd.	9,928	207,396
Alamo Group Inc.	1,531	79,765
Albany International Corp. Class A	4,558	166,595
Allegiant Travel Co.	2,139	358,988
Allied Motion Technologies Inc.	969	25,368

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Altra Industrial Motion Corp.	4,259	$106,816
Ameresco Inc. Class A (a)	3,363	21,019
American Railcar Industries Inc.	1,307	60,488
American Science & Engineering Inc.	1,214	50,235
American Woodmark Corp. (a)	2,079	166,278
Apogee Enterprises Inc.	4,658	202,670
Applied Industrial Technologies Inc.	6,223	251,969
ARC Document Solutions Inc. (a)	6,566	29,022
ArcBest Corp.	4,213	90,116
Argan Inc.	2,123	68,785
Astec Industries Inc.	2,962	120,553
Astronics Corp. (a)	3,562	145,009
Atlas Air Worldwide Holdings Inc. (a)	4,040	167,014
AZZ Inc.	4,078	226,614
Barnes Group Inc.	8,752	309,733
Barrett Business Services Inc.	1,197	52,117
Beacon Roofing Supply Inc. (a)	7,925	326,352
Blount International Inc. (a)	7,913	77,627
Blue Bird Corp. (a)	375	3,802
BMC Stock Holdings Inc. (a)	5,555	93,046
Brady Corp.	7,693	176,785
Briggs & Stratton Corp.	7,204	124,629
Brink’s Co., The	7,728	223,030
Builders FirstSource Inc. (a)	7,968	88,285
CAI International Inc. (a)	2,816	28,385
Casella Waste Systems Inc. Class A (a)	6,749	40,359
CBIZ Inc. (a)	7,320	72,175
CDI Corp.	2,355	15,920
CEB Inc.	5,368	329,542
CECO Environmental Corp.	4,102	31,503
Celadon Group Inc.	4,345	42,972
Chart Industries Inc. (a)	4,922	88,399
CIRCOR International Inc.	2,763	116,460
Civeo Corp. (a)	17,224	24,458
Clarcor Inc.	7,978	396,347
Columbus McKinnon Corp.	3,248	61,387
Comfort Systems USA Inc.	5,945	168,957
Commercial Vehicle Group Inc. (a)	4,569	12,610
Continental Building Products Inc. (a)	5,061	88,365
Covenant Transport Group Inc. Class A (a)	1,851	34,965
CRA International Inc. (a)	1,447	26,987
Cubic Corp.	3,475	164,194
Curtiss-Wright Corp.	7,597	520,394
Deluxe Corp.	8,001	436,375
DigitalGlobe Inc. (a)	11,714	183,441
Douglas Dynamics Inc.	3,633	76,547
Ducommun Inc. (a)	1,875	30,412
DXP Enterprises Inc. (a)	2,035	46,398
Dycom Industries Inc. (a)	5,464	382,261
Eagle Bulk Shipping Inc. (a)	3,184	11,208
Echo Global Logistics Inc. (a)	4,831	98,504
EMCOR Group Inc.	9,778	469,735
Encore Wire Corp.	3,345	124,066
EnerSys	7,108	397,550
Engility Holdings Inc.	2,849	92,536

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Ennis Inc.	4,220	$81,235
Enphase Energy Inc. (a)	4,382	15,381
EnPro Industries Inc.	3,685	161,550
ESCO Technologies Inc.	4,209	152,113
Essendant Inc.	6,092	198,051
Esterline Technologies Corp. (a)	4,704	381,024
ExOne Co., The (a)	1,722	17,289
Exponent Inc.	4,236	211,588
Federal Signal Corp.	10,144	160,782
Forward Air Corp.	4,989	214,577
Franklin Covey Co. (a)	1,870	31,304
Franklin Electric Co. Inc.	7,648	206,725
Freightcar America Inc.	2,061	40,045
FTI Consulting Inc. (a)	6,663	230,940
FuelCell Energy Inc. (a)	3,325	16,492
Furmanite Corp. (a)	6,019	40,087
G&K Services Inc. Class A	3,223	202,727
Generac Holdings Inc. (a)	11,077	329,762
General Cable Corp.	7,888	105,936
Gibraltar Industries Inc. (a)	5,070	128,981
Global Brass & Copper Holdings Inc.	3,485	74,230
Golden Ocean Group Ltd. (a)	10,978	11,746
Gorman-Rupp Co., The	3,060	81,794
GP Strategies Corp. (a)	2,137	53,660
Graham Corp.	1,712	28,796
Granite Construction Inc.	6,143	263,596
Great Lakes Dredge & Dock Co. (a)	10,129	40,111
Greenbrier Companies Inc., The	4,272	139,353
Griffon Corp.	4,748	84,514
H&E Equipment Services Inc.	5,050	88,274
Harsco Corp.	12,901	101,660
Hawaiian Holdings Inc. (a)	7,649	270,239
HC2 Holdings Inc. (a)	3,049	16,129
Healthcare Services Group Inc.	11,393	397,274
Heartland Express Inc.	8,141	138,560
HEICO Corp.	3,386	184,063
HEICO Corp. Class A	5,958	293,134
Heidrick & Struggles International Inc.	2,853	77,659
Heritage-Crystal Clean Inc. (a)	1,816	19,250
Herman Miller Inc.	9,290	266,623
Hill International Inc. (a)	5,362	20,805
Hillenbrand Inc.	9,970	295,411
HNI Corp.	7,096	255,882
Hub Group Inc. (a)	5,815	191,604
Hurco Companies Inc.	1,117	29,668
Huron Consulting Group Inc. (a)	3,753	222,928
Hyster-Yale Materials Handling Inc.	1,530	80,248
ICF International Inc. (a)	3,205	113,970
Innerworkings Inc. (a)	5,930	44,475
Insperity Inc.	3,076	148,109
Insteel Industries Inc.	3,005	62,865
Interface Inc.	10,543	201,793
John Bean Technologies Corp.	4,714	234,899
Kadant Inc.	1,775	72,083
Kaman Corp.	4,262	173,932

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Kelly Services Inc. Class A	4,643	$74,984
Keyw Holding Corp., The (a)	5,583	33,610
Kforce Inc.	4,029	101,853
Kimball International Inc. Class B	5,593	54,644
KLX Inc. (a)	8,455	260,329
Knight Transportation Inc.	9,983	241,888
Knoll Inc.	7,891	148,351
Korn/Ferry International	8,037	266,668
Kratos Defense & Security Solutions Inc. (a)	7,417	30,410
L.B. Foster Co. Class A	1,654	22,594
Lawson Products Inc. (a)	792	18,493
Lindsay Corp.	1,905	137,922
LSI Industries Inc.	3,588	43,738
Lydall Inc. (a)	2,766	98,138
Marten Transport Ltd.	3,732	66,056
Masonite International Corp. (a)	4,719	288,944
MasTec Inc. (a)	10,795	187,617
Matson Inc.	6,893	293,849
Matthews International Corp. Class A	5,282	282,323
McGrath Rentcorp	3,594	90,533
Meritor Inc. (a)	15,806	131,980
Milacron Holdings Corp. (a)	2,150	26,896
Miller Industries Inc.	1,840	40,075
Mistras Group Inc. (a)	2,853	54,464
Mobile Mini Inc.	7,270	226,315
Moog Inc. Class A (a)	5,726	346,996
MRC Global Inc. (a)	16,528	213,211
MSA Safety Inc.	4,739	206,004
Mueller Industries Inc.	9,066	245,689
Mueller Water Products Inc.	25,515	219,429
Multi-Color Corp.	2,051	122,670
MYR Group Inc. (a)	3,423	70,548
National Presto Industries Inc.	786	65,128
Navigant Consulting Inc. (a)	7,879	126,537
Navios Maritime Holdings Inc.	13,046	22,830
Navistar International Corp. (a)	8,179	72,302
NCI Building Systems Inc. (a)	4,342	53,884
Neff Corp. Class A (a)	1,725	13,214
NL Industries Inc. (a)	1,105	3,359
NN Inc.	4,173	66,518
Nortek Inc. (a)	1,526	66,564
Northwest Pipe Co. (a)	1,641	18,363
NV5 Global Inc. (a)	796	17,496
Omega Flex Inc.	508	16,769
On Assignment Inc. (a)	8,269	371,692
Orion Marine Group Inc. (a)	4,710	19,641
P.A.M. Transportation Services Inc. (a)	493	13,602
Park-Ohio Holdings Corp.	1,418	52,154
Patrick Industries Inc. (a)	2,068	89,958
Pendrell Corp. (a)	27,207	13,633
PGT Inc. (a)	7,872	89,662
Plug Power Inc. (a)	28,560	60,262
Ply Gem Holdings Inc. (a)	3,678	46,122
Powell Industries Inc.	1,447	37,665
Power Solutions International Inc. (a)	774	14,126

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
PowerSecure International Inc. (a)	3,718	$55,956
Preformed Line Products Co.	463	19,492
Primoris Services Corp.	5,906	130,109
Proto Labs Inc. (a)	3,767	239,920
Quad Graphics Inc.	4,586	42,650
Quanex Building Products Corp.	5,520	115,092
Radiant Logistics Inc. (a)	4,959	17,009
Raven Industries Inc.	6,183	96,455
RBC Bearings Inc. (a)	3,578	231,103
Republic Airways Holdings Inc. (a)	8,374	32,910
Resources Connection Inc.	6,194	101,210
Rexnord Corp. (a)	16,325	295,809
Roadrunner Transportation Systems Inc. (a)	4,587	43,255
RPX Corp. (a)	8,848	97,328
Rush Enterprises Inc. Class A (a)	5,680	124,335
Safe Bulkers Inc.	5,730	4,641
Saia Inc. (a)	4,053	90,179
Scorpio Bulkers Inc. (a)	4,334	42,866
Simpson Manufacturing Co. Inc.	6,435	219,755
SkyWest Inc.	8,149	154,994
Sparton Corp. (a)	1,625	32,484
Standard Plus Corp. (a)	2,606	62,283
Standex International Corp.	2,056	170,956
Steelcase Inc.	13,233	197,172
Sun Hydraulics Corp.	3,631	115,212
Sunrun Inc. (a)	2,694	31,708
Swift Transportation Co. (a)	14,251	196,949
TAL International Group Inc.	5,357	85,176
Taser International Inc. (a)	8,645	149,472
Team Inc. (a)	3,335	106,587
Teledyne Technologies Inc. (a)	5,661	502,131
Tennant Co.	2,900	163,154
Tetra Tech Inc.	9,308	242,194
Textainer Group Holdings Ltd.	3,502	49,413
Thermon Group Holdings Inc. (a)	5,195	87,899
Titan International Inc.	7,123	28,065
Titan Machinery Inc. (a)	2,775	30,331
TRC Companies Inc. (a)	2,640	24,420
Trex Co. Inc. (a)	5,018	190,885
TriMas Corp. (a)	7,313	136,387
TriNet Group Inc. (a)	6,632	128,329
TrueBlue Inc. (a)	6,780	174,653
Tutor Perini Corp. (a)	6,067	101,562
Twin Disc Inc.	1,446	15,212
Ultrapetrol Bahamas Ltd. (a)	3,877	407
UniFirst Corp.	2,355	245,391
Univar Inc. (a)	6,189	105,275
Universal Forest Products Inc.	3,194	218,374
Universal Truckload Services Inc.	1,110	15,584
US Ecology Inc.	3,491	127,212
USA Truck Inc. (a)	1,536	26,803
UTi Worldwide Inc. (a)	14,908	104,803
Vectrus Inc. (a)	1,659	34,657
Veritiv Corp. (a)	1,283	46,470
Viad Corp.	3,297	93,074

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Vicor Corp. (a)	2,750	$25,080
Virgin American Inc. (a)	4,052	145,913
Volt Information Sciences Inc. (a)	1,315	10,704
VSE Corp.	726	45,143
Wabash National Corp. (a)	11,029	130,473
WageWorks Inc. (a)	5,716	259,335
Watts Water Technologies Inc.	4,530	225,005
Werner Enterprises Inc.	7,055	165,016
Wesco Aircraft Holdings Inc. (a)	9,802	117,330
West Corp.	8,331	179,700
Woodward Inc.	10,211	507,078
Xerium Technologies Inc. (a)	1,876	22,231
XPO Logistics Inc. (a)	11,527	314,111
YRC Worldwide Inc. (a)	5,352	75,891

		32,633,657

Information Technology (17.55%)
6D Global Technologies Inc. (a) (b)	2,915	8,483
A10 Networks Inc. (a)	5,293	34,722
ACI Worldwide Inc. (a)	18,669	399,518
Actua Corp. (a)	6,590	75,456
Acxiom Corp. (a)	12,460	260,663
Adtran Inc.	7,932	136,589
Advanced Energy Industries Inc. (a)	6,615	186,741
Advanced Micro Devices Inc. (a)	101,997	292,731
Aerohive Networks Inc. (a)	3,613	18,462
Agilysys Inc. (a)	2,449	24,466
Alarm.com Holdings Inc. (a)	1,119	18,665
Alliance Fiber Optic Products Inc.	2,179	33,034
Alpha & Omega Semiconductor Ltd. (a)	2,890	26,559
Ambarella Inc. (a)	5,009	279,202
Amber Road Inc. (a)	2,234	11,371
American Software Inc. Class A	4,191	42,664
Amkor Technology Inc. (a)	15,089	91,741
Angie’s List Inc. (a)	7,288	68,143
Anixter International Inc. (a)	4,591	277,250
Apigee Corp. (a)	606	4,866
AppFolio Inc. Class A (a)	797	11,636
Applied Micro Circuits Corp. (a)	13,124	83,600
Applied Optoelectronics Inc. (a)	2,683	46,040
Aspen Technology Inc. (a)	13,662	515,877
AVG Technologies NV (a)	6,585	132,029
Avid Technology Inc. (a)	5,127	37,376
AVX Corp.	6,912	83,912
Axcelis Technologies Inc. (a)	18,081	46,830
Badger Meter Inc.	2,333	136,690
Bankrate Inc. (a)	10,842	144,199
Barracuda Networks Inc. (a)	1,320	24,658
Bazaarvoice Inc. (a)	9,115	39,924
Bel Fuse Inc.	1,736	30,015
Belden Inc.	6,833	325,797
Benchmark Electronics Inc. (a)	8,294	171,437
Benefitfocus Inc. (a)	1,266	46,070
Black Box Corp.	2,446	23,310
Blackbaud Inc.	7,500	493,950

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Blackhawk Network Holdings Inc. (a)	8,705	$384,848
Blucora Inc. (a)	6,640	65,072
Bottomline Technologies Inc. (a)	6,649	197,675
Box Inc. Class A (a)	2,069	28,883
Brightcove Inc. (a)	5,561	34,478
BroadSoft Inc. (a)	4,703	166,298
Brooks Automation Inc.	10,816	115,515
Cabot Microelectronics Corp. (a)	3,892	170,392
CACI International Inc. Class A (a)	3,877	359,708
CalAmp Corp. (a)	5,803	115,654
Calix Inc. (a)	7,040	55,405
Callidus Software Inc. (a)	8,815	163,695
Carbonite Inc. (a)	3,031	29,704
Cardtronics Inc. (a)	7,303	245,746
Care.com Inc. (a)	2,865	20,513
Cascade Microtech Inc. (a)	2,169	35,246
Cass Information Systems Inc.	1,871	96,282
Cavium Inc. (a)	8,852	581,665
CEVA Inc. (a)	3,304	77,181
ChannelAdvisor Corp. (a)	3,495	48,406
Checkpoint Systems Inc.	6,726	42,172
Ciber Inc. (a)	13,302	46,690
Ciena Corp. (a)	19,746	408,545
Cimpress NV (a)	5,250	425,985
Cirrus Logic Inc. (a)	10,128	299,080
Clearfield Inc. (a)	1,960	26,284
Coherent Inc. (a)	3,844	250,283
Cohu Inc.	4,254	51,346
CommVault Systems Inc. (a)	7,207	283,595
comScore Inc. (a)	5,479	225,461
Comtech Telecommunications Corp.	2,616	52,555
Constant Contact Inc. (a)	5,175	151,317
Control4 Corp. (a)	3,232	23,497
Convergys Corp.	15,812	393,561
Cornerstone OnDemand Inc. (a)	8,702	300,480
CPI Card Group Inc. (a)	2,337	24,912
Cray Inc. (a)	6,367	206,609
CSG Systems International Inc.	5,340	192,133
CTS Corp.	5,403	95,309
Cvent Inc. (a)	3,752	130,982
Daktronics Inc.	6,536	56,994
Datalink Corp. (a)	3,452	23,474
Demandware Inc. (a)	5,381	290,413
DHI Group Inc. (a)	6,696	61,402
Diebold Inc.	10,378	312,274
Digi International Inc. (a)	4,021	45,759
Digimarc Corp. (a)	1,205	43,995
Digital Turbine Inc. (a)	7,289	9,694
Diodes Inc. (a)	5,915	135,927
DSP Group Inc. (a)	3,748	35,381
DTS Inc. (a)	2,828	63,856
EarthLink Holdings Corp.	16,716	124,200
Eastman Kodak Co. (a)	2,849	35,726
Ebix Inc.	4,243	139,128
Electro Rent Corp.	2,769	25,475
Electronics for Imaging Inc. (a)	7,477	349,475

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ellie Mae Inc. (a)	4,717	$284,105
EMCORE Corp. (a)	3,146	19,285
Endurance International Group Holdings Inc. (a)	9,426	103,026
EnerNOC Inc. (a)	4,546	17,502
Entegris Inc. (a)	22,366	296,797
Envestnet Inc. (a)	6,198	185,010
EPAM Systems Inc. (a)	7,834	615,909
EPIQ Systems Inc.	5,317	69,493
ePlus Inc. (a)	886	82,628
Euronet Worldwide Inc. (a)	8,307	601,676
Everi Holdings Inc. (a)	10,369	45,520
EVERTEC Inc.	10,639	178,097
Everyday Health Inc. (a)	3,380	20,348
Exar Corp. (a)	6,677	40,930
Exlservice Holdings Inc. (a)	5,378	241,634
Extreme Networks Inc. (a)	16,553	67,536
Fabrinet (a)	5,663	134,893
Fair Isaac Corp.	5,006	471,465
Fairchild Semiconductor International
Inc. (a)	18,487	382,866
FARO Technologies Inc. (a)	2,806	82,833
FEI Co.	6,627	528,768
Finisar Corp. (a)	16,785	244,054
Five9 Inc. (a)	3,274	28,484
Fleetmatics Group Ltd. PLC (a)	6,107	310,175
Formfactor Inc. (a)	9,379	84,411
Forrester Research Inc.	1,671	47,590
Gerber Scientific Inc.
Escrow Shares (a) (b)	4,900	0
Gigamon Inc. (a)	4,420	117,439
Globant SA (a)	2,442	91,599
Glu Mobile Inc. (a)	19,345	47,008
Gogo Inc. (a)	9,074	161,517
GrubHub Inc. (a)	12,112	293,110
GSI Group Inc. (a)	5,125	69,802
GTT Communications Inc. (a)	3,932	67,080
Guidance Software Inc. (a)	3,097	18,644
Guidewire Software Inc. (a)	11,227	675,416
Hackett Group Inc., The	3,990	64,119
Harmonic Inc. (a)	14,427	58,718
Heartland Payment Systems Inc.	5,878	557,352
Hortonworks Inc. (a)	1,167	25,557
HubSpot Inc. (a)	3,024	170,281
II-VI Inc. (a)	8,470	157,203
Imation Corp. (a)	4,952	6,784
Immersion Corp. (a)	4,497	52,435
Imperva Inc. (a)	4,247	268,878
Infinera Corp. (a)	21,202	384,180
Infoblox Inc. (a)	9,193	169,059
Inphi Corp. (a)	6,159	166,416
Insight Enterprises Inc. (a)	6,248	156,950
Instructure Inc. (a)	550	11,451
Integrated Device Technology Inc. (a)	23,690	624,232
Interactive Intelligence Group (a)	2,840	89,233
InterDigital Inc.	5,750	281,980
Internap Corp. (a)	9,244	59,162

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Intersil Corp. Class A	20,818	$265,638
Intralinks Holdings Inc. (a)	6,253	56,715
InvenSense Inc. (a)	12,104	123,824
Itron Inc. (a)	6,195	224,135
Ixia (a)	9,701	120,583
IXYS Corp.	3,837	48,461
j2 Global Inc.	7,707	634,440
Jive Software Inc. (a)	7,437	30,343
Kimball Electronics Inc. (a)	4,396	48,312
Knowles Corp. (a)	13,781	183,701
Kopin Corp. (a)	10,894	29,632
KVH Industries Inc. (a)	2,582	24,322
Lattice Semiconductor Corp. (a)	18,916	122,387
Limelight Networks Inc. (a)	10,061	14,689
Lionbridge Technologies Inc. (a)	10,324	50,691
Liquidity Services Inc. (a)	3,546	23,049
Littelfuse Inc.	3,594	384,594
LivePerson Inc. (a)	9,262	62,518
LogMeIn Inc. (a)	3,938	264,240
Luxoft Holding Inc. (a)	2,948	227,379
M/A-COM Technology Solutions Holdings Inc. (a)	3,774	154,319
Manhattan Associates Inc. (a)	11,811	781,534
ManTech International Corp. Class A	3,932	118,904
Marchex Inc. Class B	5,657	22,006
Marin Software Inc. (a)	4,531	16,221
Marketo Inc. (a)	5,589	160,460
Mattson Technology Inc. (a)	11,751	41,481
MAXIMUS Inc.	10,574	594,788
MaxLinear Inc. Class A (a)	8,014	118,046
MaxPoint Interactive Inc. (a)	675	1,154
Mentor Graphics Corp.	16,010	294,904
Mercury Systems Inc. (a)	5,442	99,915
Mesa Laboratories Inc.	470	46,765
Methode Electronics Inc.	6,084	193,654
Microsemi Corp. (a)	15,241	496,704
MicroStrategy Inc. (a)	1,483	265,887
MINDBODY, Inc. Class A (a)	1,054	15,947
MKS Instruments Inc.	8,480	305,280
MobileIron Inc. (a)	6,087	21,974
Model N Inc. (a)	3,298	36,806
ModusLink Global Solutions Inc. (a)	6,349	15,746
MoneyGram International Inc. (a)	4,673	29,300
Monolithic Power Systems Inc.	6,301	401,437
Monotype Imaging Holdings Inc.	6,443	152,313
Monster Worldwide Inc. (a)	14,783	84,707
MTS Systems Corp.	2,393	151,740
Multi-Fineline Electronix Inc. (a)	1,548	32,013
Nanometrics Inc. (a)	4,059	61,453
NeoPhotonics Corp. (a)	4,474	48,588
Netgear Inc. (a)	5,110	214,160
NetScout Systems Inc. (a)	14,701	451,321
NeuStar Inc. Class A (a)	3,878	92,956
New Relic Inc. (a)	928	33,807
Newport Corp. (a)	6,450	102,362
NIC Inc.	10,343	203,550

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Nimble Storage Inc. (a)	8,144	$74,925
Novatel Wireless Inc. (a)	5,907	9,865
NVE Corp.	790	44,382
Oclaro Inc. (a)	16,065	55,906
Omnivision Technologies Inc. (a)	9,262	268,783
Opower Inc. (a)	4,163	43,961
OSI Systems Inc. (a)	3,077	272,807
Park City Group Inc. (a)	1,608	19,151
Park Electrochemical Corp.	3,304	49,758
Paycom Software Inc. (a)	5,019	188,865
Paylocity Holding Corp. (a)	2,491	101,010
PC Connection Inc.	1,609	36,428
PDF Solutions Inc. (a)	4,406	47,761
Pegasystems Inc.	5,747	158,042
Perficient Inc. (a)	5,628	96,351
PFSweb Inc. (a)	1,842	23,707
Photronics Inc. (a)	10,609	132,082
Plantronics Inc.	5,622	266,595
Plexus Corp. (a)	5,418	189,197
PMC-Sierra Inc. (a)	27,636	321,130
Polycom Inc. (a)	21,452	270,081
Power Integrations Inc.	4,737	230,360
Progress Software Corp. (a)	8,046	193,104
Proofpoint Inc. (a)	6,318	410,733
PROS Holdings Inc. (a)	3,884	89,487
Pure Storage Inc. Class A (a)	4,408	68,633
Q2 Holdings Inc. (a)	3,119	82,248
QAD Inc. Class A	1,587	32,565
QLIK Technologies Inc. (a)	14,642	463,566
QLogic Corp. (a)	13,754	167,799
Qualys Inc. (a)	4,013	132,790
Quantum Corp. (a)	34,190	31,797
QuinStreet Inc. (a)	5,956	25,551
Quotient Technology Inc. (a)	9,755	66,529
Rambus Inc. (a)	18,644	216,084
Rapid7 Inc. (a)	1,199	18,141
RealD Inc. (a)	6,595	69,577
Realnetworks Inc. (a)	3,704	15,742
RealPage Inc. (a)	8,525	191,386
Reis Inc.	1,438	34,124
RetailMeNot Inc. (a)	6,168	61,187
RingCentral Inc. Class A (a)	8,605	202,906
Rocket Fuel Inc. (a)	3,904	13,625
Rofin-Sinar Technologies Inc. (a)	4,550	121,849
Rogers Corp. (a)	2,994	154,401
Rovi Corp. (a)	12,844	213,981
Rubicon Project Inc., The (a)	4,116	67,708
Ruckus Wireless Inc. (a)	12,080	129,377
Rudolph Technologies Inc. (a)	5,212	74,115
Sanmina Corp. (a)	12,231	251,714
Sapiens International Corp. NV	3,902	39,800
ScanSource Inc. (a)	4,035	130,008
Science Applications International Corp.	7,431	340,191
SciQuest Inc. (a)	4,596	59,610
SeaChange International Inc. (a)	5,604	37,771

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Semtech Corp. (a)	10,708	$202,595
ServiceSource International Inc. (a)	9,679	44,620
ShoreTel Inc. (a)	10,611	93,907
Shutterstock Inc. (a)	3,161	102,227
Sigma Designs Inc. (a)	5,575	35,234
Silicon Graphics International Corp. (a)	5,827	34,379
Silicon Laboratories Inc. (a)	6,804	330,266
Silver Spring Networks Inc. (a)	5,763	83,045
Sonus Networks Inc. (a)	8,115	57,860
SPS Commerce Inc. (a)	2,694	189,146
Stamps.com Inc. (a)	2,274	249,253
Stratasys Ltd. (a)	8,190	192,301
Super Micro Computer Inc. (a)	5,840	143,138
Sykes Enterprises Inc. (a)	6,053	186,311
Synaptics Inc. (a)	5,883	472,640
Synchronoss Technologies Inc. (a)	6,241	219,870
SYNNEX Corp.	4,572	411,160
Syntel Inc. (a)	5,031	227,653
Take-Two Interactive Software Inc. (a)	13,526	471,246
Tangoe Inc. (a)	6,502	54,552
Tech Data Corp. (a)	5,858	388,854
TechTarget (a)	2,827	22,701
TeleCommunication Systems Inc. Class A (a)	8,063	40,073
TeleNav Inc. (a)	4,601	26,180
TeleTech Holdings Inc.	2,693	75,162
Tessera Technologies Inc.	8,381	251,514
Textura Corp. (a)	3,159	68,171
TiVo Inc. (a)	15,774	136,130
Travelport Worldwide Ltd.	16,907	218,100
Travelzoo Inc. (a)	1,285	10,755
TrueCar Inc. (a)	7,862	75,003
TTM Technologies Inc. (a)	9,625	62,659
TubeMogul Inc. (a)	2,472	33,619
Tyler Technologies Inc. (a)	5,329	928,951
Ubiquiti Networks Inc. (a)	4,928	156,168
Ultra Clean Holdings Inc. (a)	5,060	25,907
Ultratech Inc. (a)	4,477	88,734
Unisys Corp. (a)	8,120	89,726
United Online Inc. (a)	2,276	26,834
Universal Display Corp. (a)	6,418	349,396
Varonis Systems Inc. (a)	1,428	26,846
VASCO Data Security International Inc. (a)	4,750	79,468
Veeco Instruments Inc. (a)	6,506	133,763
Verint Systems Inc. (a)	9,833	398,826
ViaSat Inc. (a)	6,820	416,088
Violin Memory Inc. (a)	14,211	12,791
Virnetx Holding Corp. (a)	7,117	18,291
Virtusa Corp. (a)	4,779	197,564
Vishay Intertechnology Inc.	21,521	259,328
Vishay Precision Group Inc. (a)	2,191	24,802
Web.com Group Inc. (a)	7,087	141,811
WebMD Health Corp. (a)	5,880	284,004
Wix.com Ltd. (a)	3,003	68,318
Workiva Inc. (a)	1,123	19,731

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Xactly Corp. (a)	1,043	$8,897
Xcerra Corp. (a)	8,975	54,299
XO Group Inc. (a)	4,360	70,022
Xura Inc. (a)	3,750	92,175
Zendesk Inc. (a)	8,643	228,521
Zix Corp. (a)	9,173	46,599

		48,460,936

Materials (3.50%)
A. Schulman Inc.	4,716	144,498
AEP Industries Inc. (a)	661	50,996
AK Steel Holding Corp. (a)	28,803	64,522
American Vanguard Corp.	4,770	66,828
Axiall Corp.	11,087	170,740
Balchem Corp.	4,962	301,690
Berry Plastics Group Inc. (a)	19,100	691,038
Boise Cascade Co. (a)	6,181	157,801
Calgon Carbon Corp.	8,490	146,452
Carpenter Technology Corp.	8,054	243,795
Century Aluminum Co. (a)	8,005	35,382
Chase Corp.	1,106	45,047
Chemtura Corp. (a)	10,694	291,625
Clearwater Paper Corp. (a)	2,753	125,344
Cliffs Natural Resources Inc. (a)	24,519	38,740
Coeur Mining Inc. (a)	21,861	54,215
Commercial Metals Co.	18,536	253,758
Core Molding Technologies Inc. (a)	1,203	15,434
Deltic Timber Corp.	1,798	105,848
Ferro Corp. (a)	11,772	130,905
Ferroglobe PLC	10,446	112,294
Flotek Industries Inc. (a)	8,488	97,103
FutureFuel Corp.	3,768	50,868
Greif Inc. Class A	4,878	150,291
Handy & Harman Ltd. (a)	451	9,250
Hawkins Inc.	1,714	61,310
Haynes International Inc.	1,989	72,976
HB Fuller Co.	8,043	293,328
Headwaters Inc. (a)	11,955	201,681
Hecla Mining Co.	59,690	112,814
Horsehead Holding Corp. (a)	9,384	19,237
Innophos Holdings Inc.	3,098	89,780
Innospec Inc.	3,890	211,266
Intrepid Potash Inc. (a)	9,106	26,863
Kaiser Aluminum Corp.	2,720	227,555
Kapstone Paper and Packaging Corp.	13,623	307,744
KMG Chemicals Inc.	1,637	37,684
Koppers Holdings Inc. (a)	3,330	60,772
Kraton Performance Polymers Inc. (a)	5,081	84,395
Kronos Worldwide Inc.	3,556	20,056
Louisiana-Pacific Corp. (a)	22,868	411,853
LSB Industries Inc. (a)	3,176	23,026
Materion Corp.	3,270	91,560
Minerals Technologies Inc.	5,535	253,835
Multi Packaging Solutions International Ltd. (a)	2,750	47,712
Myers Industries Inc.	3,956	52,694

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Neenah Paper Inc.	2,597	$162,131
Olin Corp.	26,394	455,560
Olympic Steel Inc.	1,518	17,578
Omnova Solutions Inc. (a)	7,404	45,387
P. H. Glatfelter Co.	6,661	122,829
PolyOne Corp.	13,900	441,464
Quaker Chemical Corp.	2,146	165,800
Rayonier Advanced Materials Inc.	6,460	63,243
Real Industry Inc. (a)	3,900	31,317
Rentech Inc. (a)	3,793	13,351
Ryerson Holding Corp. (a)	1,825	8,523
Schnitzer Steel Industries Inc. Class A	4,289	61,633
Schweitzer-Mauduit International Inc.	4,733	198,739
Senomyx Inc. (a)	7,351	27,713
Sensient Technologies Corp.	7,482	470,019
Stepan Co.	3,108	154,437
Stillwater Mining Co. (a)	19,095	163,644
Summit Materials Inc. Class A (a)	4,785	95,882
SunCoke Energy Inc.	10,560	36,643
TimkenSteel Corp.	6,359	53,288
Trecora Resources (a)	3,288	40,738
Tredegar Corp.	4,051	55,175
Trinseo SA (a)	1,777	50,111
Tronox Ltd. Class A	10,298	40,265
United States Lime & Minerals Inc.	328	18,027
US Concrete Inc. (a)	2,350	123,751
Valhi Inc.	2,386	3,197
Wausau Paper Corp.	6,281	64,255
Worthington Industries Inc.	7,551	227,587

		9,674,892

Telecommunication Services (0.82%)
8x8 Inc. (a)	14,280	163,506
Atlantic Tele-Network Inc.	1,548	121,100
Boingo Wireless Inc. (a)	5,795	38,363
Cincinnati Bell Inc. (a)	34,143	122,915
Cogent Communications Holdings Inc.	7,405	256,879
Consolidated Communications Holdings Inc.	8,113	169,967
FairPoint Communications Inc. (a)	3,450	55,442
General Communication Inc. Class A (a)	5,709	112,924
Globalstar Inc. (a)	76,305	109,879
Hawaiian Telcom Holdco Inc. (a)	1,801	44,773
IDT Corp. Class B	2,681	31,260
inContact Inc. (a)	9,849	93,959
Inteliquent Inc.	5,375	95,514
Intelsat SA (a)	4,698	19,544
Iridium Communications Inc. (a)	13,186	110,894
Leap Wireless International Inc. Contingent Value Rights (a) (b)	9,775	3,079
Lumos Networks Corp.	3,221	36,075
NTELOS Holdings Corp. (a)	2,848	26,031
Orbcomm Inc. (a)	9,434	68,302
pdvWireless Inc. (a)	2,050	56,375

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Shenandoah Telecommunications Co.	3,912	$168,412
Spok Holdings Inc.	3,666	67,161
Straight Path Communications Inc. Class B (a)	1,505	25,796
Vonage Holdings Corp. (a)	29,610	169,961
Windstream Holdings Inc.	16,156	104,045

		2,272,156

Utilities (3.62%)
Abengoa Yield PLC	7,819	150,829
ALLETE Inc.	7,868	399,930
American States Water Co.	6,055	254,007
Artesian Resources Corp. Class A	1,360	37,672
Atlantic Power Corp.	20,150	39,696
Avista Corp.	10,020	354,407
Black Hills Corp.	7,795	361,922
California Water Service Group	7,725	179,761
Chesapeake Utilities Corp.	2,462	139,718
Cleco Corp.	9,707	506,802
Connecticut Water Service Inc.	1,863	70,815
Consolidated Water Co. Ltd. Ordinary Shares	2,135	26,132
Dynegy Inc. (a)	18,991	254,479
El Paso Electric Co.	6,521	251,058
Empire District Electric Co., The	7,051	197,922
Genie Energy Ltd. Class B (a)	1,922	21,430
Idacorp Inc.	8,091	550,188
Laclede Group Inc., The	6,954	413,137
MGE Energy Inc.	5,591	259,422
Middlesex Water Co.	2,735	72,587
New Jersey Resources Corp.	13,635	449,410
Northwest Natural Gas Co.	4,338	219,546
NorthWestern Corp.	7,543	409,208
NRG Yield Inc. Class A	5,497	76,463
NRG Yield Inc. Class C	9,954	146,921
ONE Gas Inc.	8,399	421,378
Ormat Technologies Inc.	5,960	217,361
Otter Tail Corp.	6,109	162,683
Pattern Energy Group Inc.	8,678	181,457
Piedmont Natural Gas Company Inc.	12,584	717,540
PNM Resources Inc.	12,786	390,868
Portland General Electric Co.	13,754	500,233
SJW Corp.	2,625	77,831
South Jersey Industries Inc.	10,897	256,297
Southwest Gas Corp.	7,461	411,549
Spark Energy Inc. Class A	473	9,801

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Talen Energy Corp. (a)	13,277	$82,716
TerraForm Global Inc. Class A	6,312	35,284
Unitil Corp.	2,375	85,215
Vivint Solar Inc. (a)	3,395	32,456
WGL Holdings Inc.	7,953	500,959
York Water Co., The	2,219	55,342

		9,982,432

Total Common Stocks
(cost $230,248,996)		268,780,589

Short-term Investments (2.51%)
State Street Institutional U.S. Government Money Market Fund	6,943,557	6,943,557

Total Short-term Investments
(cost $6,943,557)		6,943,557

TOTAL INVESTMENTS (99.83%)
(cost $237,192,553)		275,724,146
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.17%)		474,551

NET ASSETS (100.00%)		$276,198,697

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2015, cash in the amount of $356,400 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	65	March 2016	$7,405,129	$7,354,750	$(50,379)

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks (a) (98.79%)
Australia (6.79%)
AGL Energy Ltd.	15,297	$200,163
Alumina Ltd.	60,921	50,841
Amcor Ltd.	26,609	258,513
AMP Ltd.	68,009	286,551
APA Group	25,201	158,574
Aristocrat Leisure Ltd.	12,390	91,486
Asciano Ltd.	14,344	91,195
ASX Ltd.	4,386	134,938
Aurizon Holdings Ltd.	49,048	155,708
AusNet Services	36,202	38,973
Australia & New Zealand Banking Group Ltd.	65,281	1,317,356
Bank of Queensland Ltd.	8,650	87,258
Bendigo and Adelaide Bank Ltd.	9,875	85,417
BHP Billiton Ltd.	73,204	942,103
Boral Ltd.	18,123	77,486
Brambles Ltd.	36,171	302,928
Caltex Australia Ltd.	6,118	167,228
Challenger Ltd.	11,958	75,364
CIMIC Group Ltd.	2,409	42,258
Coca-Cola Amatil Ltd.	13,053	88,016
Cochlear Ltd.	1,394	96,467
Commonwealth Bank of Australia	38,743	2,395,266
Computershare Ltd.	11,101	93,410
Crown Resorts Ltd.	8,586	77,602
CSL Ltd.	10,598	807,988
Dexus Property Group	21,324	115,665
DUET Group	46,642	77,246
Flight Centre Travel Group Ltd.	1,134	32,705
Fortescue Metals Group Ltd.	35,894	48,304
Goodman Group	40,027	181,380
GPT Group	38,305	132,658
Harvey Norman Holdings Ltd.	13,901	42,022
Healthscope Ltd.	31,873	61,420
Iluka Resources Ltd.	10,050	44,455
Incitec Pivot Ltd.	40,008	114,320
Insurance Australia Group Ltd.	55,173	221,575
James Hardie Industries PLC	10,517	132,598
LendLease Group	12,857	132,653
Macquarie Group Ltd.	6,703	400,993
Medibank Private Ltd.	64,241	100,172
Mirvac Group	86,117	123,280
National Australia Bank Ltd.	59,536	1,299,184
Newcrest Mining Ltd. (b)	17,517	165,750
Oil Search Ltd.	30,677	149,316
Orica Ltd.	8,751	98,044
Origin Energy Ltd.	39,234	132,718
Platinum Asset Management Ltd.	5,385	31,467
Qantas Airways Ltd.	13,866	41,100
QBE Insurance Group Ltd.	31,214	283,897
Ramsay Health Care Ltd.	2,962	145,648
REA Group Ltd.	1,076	42,812
Rio Tinto Ltd.	9,588	310,071
Santos Ltd.	36,995	98,535
Scentre Group	119,795	363,355
Seek Ltd.	7,827	87,116

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Sonic Healthcare Ltd.	8,775	$113,611
South32 Ltd. (b)	123,270	94,696
Stockland	53,807	159,725
Suncorp Group Ltd.	29,606	259,941
Sydney Airport	25,709	118,321
Tabcorp Holding Ltd.	18,751	63,844
Tatts Group Ltd.	34,276	108,822
Telstra Corp. Ltd.	95,465	387,941
TPG Telecom Ltd.	6,552	46,910
Transurban Group	42,550	322,527
Transurban Group Rights (b) (c)	2,364	18,036
Treasury Wine Estates Ltd.	16,551	99,375
Vicinity Centres	77,400	157,020
Wesfarmers Ltd.	25,504	768,896
Westfield Corp.	45,582	313,600
Westpac Banking Corp.	75,531	1,830,854
Woodside Petroleum Ltd.	17,222	358,802
Woolworths Ltd.	29,075	515,864

		19,072,333

Austria (0.18%)
Andritz AG	1,628	79,232
Erste Group Bank AG (b)	6,580	205,889
Immoeast AG Interim Shares (b) (c)	11,178	0
Immofinanz AG Interim Shares (b) (c)	9,273	0
OMV AG	3,595	102,045
Raiffeisen Bank International AG (b)	2,781	40,756
VoestAlpine AG	2,521	77,113

		505,035

Belgium (1.44%)
Ageas	4,626	214,711
Anheuser-Busch InBev SA/NV	18,235	2,269,293
Colruyt SA	1,633	84,007
Delhaize Group	2,323	226,090
Groupe Bruxelles Lambert SA	1,915	163,861
KBC GROEP NV	5,812	363,402
Proximus SA	3,471	112,949
Solvay SA	1,708	182,293
Telenet Group Holding NV (b)	1,205	65,123
UCB SA	2,932	264,651
Umicore SA	2,218	93,014

		4,039,394

Denmark (1.88%)
A P Moller-Maersk A/S Class A	87	112,031
A P Moller-Maersk A/S Class B	153	199,558
Carlsberg A/S Class B	2,478	219,530
Chr. Hansen Holding A/S	2,161	135,171
Coloplast A/S Class B	2,610	210,724
Danske Bank A/S	16,219	435,193
DSV A/S	4,091	161,037
ISS A/S	3,420	123,280
Novo Nordisk A/S Class B	44,497	2,576,297
Novozymes A/S B Shares	5,186	248,300

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Pandora A/S	2,486	$313,444
TDC A/S	19,120	95,199
Tryg A/S	2,530	50,275
Vestas Wind Systems A/S	5,042	352,127
William Demant Holding A/S (b)	534	50,866

		5,283,032

Finland (0.90%)
Elisa OYJ	3,370	126,796
Fortum OYJ	10,232	154,160
Kone Corp. OYJ Class B	7,593	321,496
Metso OYJ	2,533	56,740
Neste Oyj	2,871	85,688
Nokia OYJ	82,973	586,994
Nokian Renkaat OYJ	2,726	97,322
Orion OYJ Class B	2,451	84,800
Sampo OYJ A Shares	10,260	521,026
Stora Enso OYJ R Shares	12,578	113,732
UPM-Kymmene OYJ	12,228	227,017
Wartsila OYJ Class B	3,488	159,255

		2,535,026

France (9.47%)
Accor SA	4,832	209,274
Aeroports de Paris (ADP)	670	77,967
Air Liquide SA	7,840	880,170
Airbus Group SE	13,372	901,103
Alcatel-Lucent (b)	63,967	253,734
Alstom SA (b)	5,082	155,229
Arkema	1,522	106,538
AtoS	1,849	155,228
AXA SA	44,950	1,228,194
BNP Paribas SA	24,121	1,364,702
Bollore	19,968	93,043
Bouygues SA	4,634	183,741
Bureau Veritas SA	6,094	121,462
Cap Gemini SA	3,581	332,265
Carrefour SA	12,664	365,478
Casino Guichard Perrachon SA	1,331	61,147
Christian Dior SE	1,246	211,649
Cie Generale des Etablissements Michelin Class B	4,300	409,285
CNP Assurances	4,035	54,429
Compagnie de Saint-Gobain	10,971	475,431
Credit Agricole SA	23,821	280,710
Danone	13,343	901,633
Dassault Systemes SA	2,986	238,673
Edenred	4,918	92,965
Electricite de France	5,505	81,075
Engie	33,525	593,835
Essilor International SA	4,688	584,293
Eurazeo SA	930	64,141
Eutelsat Communications	3,625	108,529
Fonciere des Regions	716	64,040
Gecina SA	800	97,257
Groupe Eurotunnel SE	11,022	137,126

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Hermes International	614	$207,547
ICADE	798	53,562
Iliad SA	620	147,794
Imerys SA	864	60,352
Ingenico Group	1,257	158,660
JC Decaux SA	1,551	59,457
Kering	1,723	294,590
Klepierre	4,698	208,825
Lagardere SCA	2,775	82,810
Legrand SA	6,078	343,804
L’Oreal SA	5,724	962,804
LVMH Moet Hennessy Louis Vuitton SE	6,351	997,553
Natixis SA	21,249	120,207
Numericable - SFR SAS	2,290	83,191
Orange	45,497	760,970
Pernod Ricard SA	4,909	559,844
Peugeot SA (b)	10,089	176,849
Publicis Groupe	4,334	288,191
Remy Cointreau SA	535	38,320
Renault SA	4,444	444,824
Rexel SA	6,337	84,382
Safran SA	6,707	460,789
Sanofi	26,954	2,297,066
Schneider Electric SE (Paris)	12,799	727,033
SCOR SE	3,600	134,704
SES	7,486	207,435
Societe BIC SA	636	104,657
Societe Generale	16,320	752,061
Sodexo	2,169	211,905
STMicroelectronics NV	14,634	97,971
Suez Environnement Co.	6,744	126,135
Technip SA	2,451	121,889
Thales SA	2,226	166,615
Total SA	49,537	2,220,811
Valeo SA	1,827	281,677
Veolia Environnement	9,693	229,974
Vinci SA	10,932	700,684
Vivendi	26,438	567,810
Wendel	683	81,226
Zodiac Aerospace	4,650	110,718

		26,620,042

Germany (8.53%)
Adidas AG	4,789	464,816
Allianz SE Reg.	10,437	1,839,813
Axel Springer SE	996	55,388
BASF SE	20,776	1,582,674
Bayer AG	18,734	2,339,695
Bayerische Motoren Werke (BMW) AG	7,429	782,656
Beiersdorf AG	2,283	207,505
Brenntag AG	3,582	186,650
Commerzbank AG (b)	24,453	252,320
Continental AG	2,523	610,338
Daimler AG Registered Shares	21,788	1,820,474
Deutsche Bank AG Reg.	31,215	758,045

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Deutsche Boerse AG	4,377	$384,743
Deutsche Lufthansa AG Reg. (b)	5,099	80,315
Deutsche Post AG	21,668	605,789
Deutsche Telekom AG	73,494	1,320,000
Deutsche Wohnen AG	7,705	213,057
E.ON SE	46,338	444,937
Evonik Industries AG	3,202	105,912
Fraport AG	916	58,415
Fresenius Medical Care AG & Co. KGaA	5,039	423,450
Fresenius SE & Co. KGaA	8,769	624,635
GEA Group AG	4,266	172,350
Hannover Rueck SE	1,339	152,900
HeidelbergCement AG	3,275	266,904
Henkel AG & Co. KGaA	2,387	228,323
Hugo Boss AG	1,539	126,981
Infineon Technologies AG	25,720	374,964
K+S AG Reg.	4,396	112,059
Kabel Deutschland Holding AG	526	64,995
Lanxess AG	2,154	99,121
Linde AG	4,157	600,513
MAN AG	832	83,609
Merck KGaA	2,988	289,300
Metro AG	3,815	121,536
Muenchener Rueckversicherungs- Gesellschaft AG Reg.	3,821	761,285
Osram Licht AG	2,093	87,443
ProSiebenSat.1 Media SE	5,053	254,930
QIAGEN NV (b)	5,281	143,137
RTL Group SA	864	71,950
RWE AG	11,474	144,657
SAP SE	22,307	1,770,130
Siemens AG Reg.	18,112	1,752,260
Symrise AG	2,828	187,209
Telefonica Deutschland Holding AG	13,730	72,421
ThyssenKrupp AG	8,455	167,607
United Internet AG Reg.	2,893	159,055
Volkswagen AG	817	125,546
Vonovia SE	10,722	331,236
Zalando SE (b) (d)	1,865	73,657

		23,957,705

Hong Kong (3.04%)
AIA Group Ltd.	274,554	1,640,482
ASM Pacific Technology Ltd.	5,900	46,102
Bank of East Asia Ltd., The	23,025	85,411
BOC Hong Kong
Holdings Ltd.	86,500	262,666
Cathay Pacific Airways Ltd.	29,000	49,899
Cheung Kong Infrastructure Holdings Ltd.	13,000	119,938
Cheung Kong Property Holdings Ltd.	61,659	401,641
CK Hutchison Holdings Ltd.	62,159	833,939
CLP Holdings Ltd.	43,283	367,703
First Pacific Company Ltd.	58,500	38,753

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Galaxy Entertainment Group Ltd.	55,000	$172,333
Hang Lung Properties Ltd.	50,000	113,293
Hang Seng Bank Ltd.	17,674	336,571
Henderson Land Development Co. Ltd.	26,882	163,980
HK Electric Investments (d)	41,500	34,773
HKT Trust and HKT Ltd.	61,100	78,000
Hong Kong & China Gas Co. Ltd.	162,625	319,101
Hong Kong Exchanges & Clearing Ltd.	25,500	649,607
Hysan Development Co. Ltd.	13,000	53,281
Kerry Properties Ltd.	14,000	38,189
Li & Fung Ltd.	132,000	89,439
Link REIT	50,000	299,058
MGM China Holdings Ltd.	23,600	29,332
MTR Corporation Ltd.	32,500	160,688
New World Development Company Ltd.	123,714	121,638
NWS Holdings Ltd.	36,327	53,853
PCCW Ltd.	101,000	59,039
Power Assets Holdings Ltd.	32,000	294,184
Sands China Ltd.	56,400	190,487
Shangri-La Asia Ltd.	26,960	26,320
Sino Land Co. Ltd.	72,600	105,947
SJM Holdings Ltd.	48,000	34,138
Sun Hung Kai Properties Ltd.	39,000	469,515
Swire Pacific Ltd. Class A	13,500	151,402
Swire Properties Ltd.	26,400	75,739
Techtronic Industries Company Ltd.	32,500	131,568
WH Group Ltd. (b) (d)	135,000	74,963
Wharf Holdings Ltd., The	30,953	171,254
Wheelock and Co. Ltd.	22,000	92,740
Wynn Macau Ltd.	34,800	40,430
Yue Yuen Industrial Holdings Ltd.	18,500	62,550

		8,539,946

Ireland (0.40%)
Bank of Ireland (b)	622,939	228,092
CRH PLC (Dublin)	18,744	540,557
Kerry Group PLC Class A (Dublin)	3,634	300,676
Ryanair Holdings PLC	4,036	65,784

		1,135,109

Israel (0.65%)
Azrieli Group Ltd.	836	31,143
Bank Hapoalim B.M.	25,304	130,619
Bank Leumi Le-Israel (b)	30,149	104,536
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	96,431
Delek Group Ltd.	101	20,226
Israel Chemicals Ltd.	10,564	42,882
Mizrahi Tefahot Bank Ltd.	2,895	34,576
NICE Systems Ltd.	1,258	72,285
Teva Pharmaceutical Industries Ltd.	19,639	1,281,266

		1,813,964

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Italy (2.27%)
Assicurazioni Generali SpA	27,047	$494,059
Atlantia SpA	9,727	257,361
Banca Monte dei Paschi di Siena SpA (b)	54,846	72,606
Banco Popolare Societa Cooperativa (b)	8,104	111,676
CNH Industrial NV	21,818	149,430
Enel Green Power SpA	41,261	83,866
Enel SpA	161,510	677,260
Eni SpA	57,493	854,242
EXOR SpA	2,361	107,158
Fiat Chrysler Automobiles NV (Italy) (b)	20,822	289,173
Finmeccanica SpA (b)	9,416	130,922
Intesa Sanpaolo	287,380	954,389
Luxottica Group SpA	3,821	248,996
Mediobanca SpA	12,371	118,589
Prysmian SpA	4,884	106,711
Saipem SpA (b)	6,534	52,813
Snam SpA	47,044	245,520
Telecom Italia SpA (b)	255,059	323,239
Tenaris SA	10,928	129,402
Terna - Rete Elettrica Nationale SpA	34,262	176,206
UBI Banca - Unione di Banche Italiane SpA	20,407	136,348
UBI Banca - Unione di Banche Italiane SpA Rights (b) (c)	20,407	0
UniCredit SpA	110,232	609,439
UnipolSai SpA	21,345	54,304

		6,383,709

Japan (23.15%)
ABC-Mart Inc.	600	32,843
ACOM Co. Ltd. (b)	7,900	37,201
Aeon Co. Ltd.	14,700	226,492
Aeon Credit Service Co. Ltd.	2,100	46,911
Aeon Mall Co. Ltd.	2,800	48,026
Air Water Inc.	3,000	48,250
Aisin Seiki Co. Ltd.	4,400	189,369
Ajinomoto Co. Inc.	13,000	307,784
Alfresa Holdings Corp.	4,000	79,001
All Nippon Airways Co. Ltd.	27,000	77,898
Alps Electric Co. Ltd.	4,000	108,472
Amada Holdings Co. Ltd.	7,900	75,387
Aozora Bank Ltd.	28,000	97,715
Asahi Glass Co. Ltd.	23,000	131,764
Asahi Group Holdings Ltd.	8,900	278,609
Asahi Kasei Corp.	29,000	196,101
ASICS Corp.	3,600	74,691
Astellas Pharma Inc.	48,200	686,168
Bandai Namco Holdings Inc.	4,100	86,621
Bank of Kyoto Ltd., The	8,000	74,189
Bank of Yokohama Ltd., The	27,000	165,499
Benesse Holdings Inc.	1,700	48,957
Bridgestone Corp.	15,000	514,521
Brother Industries Ltd.	5,600	64,331
CALBEE Inc.	1,600	67,566

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Canon Inc.	24,500	$741,126
Casio Computer Co. Ltd.	4,900	114,546
Central Japan Railway Co.	3,300	585,862
Chiba Bank Ltd., The	16,000	113,540
Chubu Electric Power Co. Inc.	14,800	202,667
Chugai Pharmaceutical Co. Ltd.	5,300	184,740
Chugoku Bank Ltd., The	4,000	53,375
Chugoku Electric Power Company Inc., The	6,500	85,822
Citizen Holdings Co. Ltd.	5,900	42,405
Credit Saison Co. Ltd.	3,200	63,047
Dai Nippon Printing Co. Ltd.	13,000	128,552
Daicel Chemical Industries Ltd.	7,000	104,173
Daihatsu Motor Co. Ltd.	4,300	58,007
Dai-ichi Life Insurance Company Ltd.	24,100	400,968
Daiichi Sankyo Co. Ltd.	14,513	299,544
Daikin Industries Ltd.	5,400	393,237
Daito Trust Construction Co. Ltd.	1,700	196,368
Daiwa House Industry Co. Ltd.	13,400	385,201
Daiwa Securities Group Inc.	38,000	232,320
Denso Corp.	11,100	530,419
Dentsu Inc.	4,900	268,090
Don Quijote Holdings Co. Ltd.	2,800	98,332
East Japan Railway Co.	7,500	706,244
Eisai Co. Ltd.	5,800	383,674
Electric Power Development Co. Ltd.	3,280	116,823
FamilyMart Co. Ltd.	1,200	55,842
Fanuc Corp.	4,400	758,075
Fast Retailing Co. Ltd.	1,200	419,773
Fuji Electric Co. Ltd.	13,000	54,520
Fuji Heavy Industries Ltd.	13,200	543,791
FUJIFILM Holdings Corp.	10,600	442,364
Fujitsu Ltd.	44,000	219,609
Fukuoka Financial Group Inc.	18,000	89,257
GungHo Online Entertainment Inc. (b)	9,500	25,808
Gunma Bank Ltd.	8,000	46,514
Hachijuni Bank Ltd., The	10,000	61,200
Hakuhodo DY Holdings Inc.	5,900	63,835
Hamamatsu Photonics KK	3,400	93,212
Hankyu Hanshin Holdings Inc.	26,000	168,997
Hikari Tsushin Inc.	400	27,240
Hino Motors Ltd.	6,000	69,345
Hirose Electric Co. Ltd.	700	84,751
Hiroshima Bank Ltd., The	11,000	62,522
Hisamitsu Pharmaceutical Co. Inc.	1,200	50,379
Hitachi Chemical Co. Ltd.	2,500	39,662
Hitachi Construction Machinery Co. Ltd.	2,400	37,326
Hitachi High-Technologies Corp.	1,400	37,860
Hitachi Ltd.	111,000	628,967
Hitachi Metals Ltd.	5,000	61,691
Hokuhoku Financial Group Inc.	29,000	59,118
Hokuriku Electric Power Co.	4,100	60,592
Honda Motor Co. Ltd.	36,700	1,172,988
Hoshizaki Electric Co. Ltd.	800	49,732
Hoya Corp.	9,300	380,301

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hulic Company Ltd.	5,900	$51,805
Idemitsu Kosan Co. Ltd.	2,000	31,934
IHI Corp.	32,000	88,336
Iida Group Holdings Co. Ltd.	3,800	70,429
INPEX Corp.	20,700	201,802
Isetan Mitsukoshi Holdings Ltd.	7,880	102,763
Isuzu Motors Ltd.	14,000	150,817
Itochu Corp.	36,300	429,372
Itochu Techno-Solutions Corp.	1,200	23,909
Iyo Bank Ltd., The	6,000	58,294
J. Front Retailing Co. Ltd.	5,700	82,864
Japan Airlines Co. Ltd.	2,900	103,799
Japan Airport Terminal Co. Ltd.	1,000	44,269
Japan Exchange Group Inc.	12,200	190,707
Japan Post Bank Co. Ltd. (b)	9,300	135,405
Japan Post Holdings Co. Ltd. (b)	10,300	159,819
Japan Prime Realty Investment Corp.	19	64,883
Japan Real Estate Investment Corp.	28	135,876
Japan Retail Fund Investment Corp.	57	109,661
Japan Tobacco Inc.	24,800	910,501
JFE Holdings Inc.	11,300	177,437
JGC Corp.	5,000	76,531
Joyo Bank Ltd., The	14,000	66,204
JSR Corp.	3,900	60,779
JTEKT Corp.	5,100	83,477
JX Holdings Inc.	51,400	215,730
Kajima Corp.	20,000	119,029
Kakaku.com Inc.	3,100	60,976
Kamigumi Co. Ltd.	4,000	34,439
Kaneka Corp.	7,000	72,760
Kansai Electric Power Company Inc., The (b)	15,500	185,842
Kansai Paint Co. Ltd.	5,000	75,789
Kao Corp.	11,400	585,832
Kawasaki Heavy Industries Ltd.	34,000	125,796
KDDI Corp.	39,500	1,025,822
Keihan Electric Railway Co. Ltd.	11,000	73,670
Keikyu Corp.	10,000	82,632
Keio Corp.	14,000	120,900
Keisei Electric Railway Co. Ltd.	6,000	76,550
Keyence Corp.	1,064	584,780
Kikkoman Corp.	3,000	103,942
Kintetsu Group Holdings Co. Ltd.	41,000	166,697
Kirin Holdings Co. Ltd.	19,300	262,039
Kobe Steel Ltd.	72,000	78,229
Koito Manufacturing Company Ltd.	2,300	94,317
Komatsu Ltd.	20,200	330,521
Konami Holdings Corp.	2,400	57,131
Konica Minolta Holdings Inc.	10,000	100,152
KOSE Corp.	700	64,723
Kubota Corp.	26,000	401,665
Kuraray Co. Ltd.	7,600	92,057
Kurita Water Industries Ltd.	2,400	50,259
Kyocera Corp.	7,100	329,728
Kyowa Hakko Kirin Co. Ltd.	5,000	78,673
Kyushu Electric Power Co. Inc. (b)	10,000	108,991

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kyushu Financial Group Inc. (b)	6,100	$42,986
Lawson Inc.	1,500	121,756
LIXIL Group Corp.	6,100	135,479
M3 Inc.	4,600	95,377
Mabuchi Motor Co. Ltd.	1,200	65,034
Makita Corp.	2,600	149,829
Marubeni Corp.	39,000	200,503
Marui Group Co. Ltd.	5,600	91,127
Maruichi Steel Tube Ltd.	1,100	32,474
Mazda Motor Corp.	12,300	253,807
McDonald’s Holdings Company (Japan) Ltd. (b)	1,600	34,794
MEDIPAL HOLDINGS CORP.	3,300	56,245
MEIJI Holdings Company Ltd.	2,800	231,279
Minebea Co. Ltd.	7,000	59,934
Miraca Holdings Inc.	1,400	61,602
Mitsubishi Chemical Holdings Corp.	31,800	201,762
Mitsubishi Corp.	30,100	500,657
Mitsubishi Electric Corp.	43,000	451,364
Mitsubishi Estate Company Ltd.	28,000	582,213
Mitsubishi Gas Chemical Co. Inc.	9,000	46,022
Mitsubishi Heavy Industries Ltd.	67,000	292,958
Mitsubishi Logistics Corp.	3,000	39,529
Mitsubishi Materials Corp.	25,000	78,741
Mitsubishi Motors Corp.	14,400	121,837
Mitsubishi Tanabe Pharma Corp.	5,500	94,757
Mitsubishi UFJ Financial Group Inc.	290,960	1,802,279
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,600	59,696
Mitsui & Co. Ltd.	39,100	464,588
Mitsui Chemicals Inc.	20,000	88,700
Mitsui Fudosan Co. Ltd.	21,000	527,055
Mitsui OSK Lines Ltd.	25,000	63,057
mixi Inc.	800	29,923
Mizuho Financial Group Inc.	533,500	1,067,000
MS&AD Insurance Group Holdings Inc.	11,700	343,099
Murata Manufacturing Co. Ltd.	4,600	661,853
Nabtesco Corp.	2,400	48,756
Nagoya Railroad Co. Ltd.	20,000	83,242
NEC Corp.	56,000	177,437
Nexon Co. Ltd.	2,800	45,550
NGK Insulators Ltd.	6,000	135,241
NGK Spark Plug Co. Ltd.	4,000	105,314
NH Foods Ltd.	4,000	78,399
NHK Spring Co. Ltd.	4,100	41,108
Nidec Corp.	5,000	362,580
Nikon Corp.	7,900	105,808
Nintendo Co. Ltd.	2,400	330,024
Nippon Building Fund Inc.	32	152,913
Nippon Electric Glass Co. Ltd.	10,000	50,402
Nippon Express Co. Ltd.	20,000	93,984
Nippon Paint Co. Ltd.	3,400	82,287
Nippon Prologis REIT Inc.	35	63,313
Nippon Steel Corp.	17,500	346,191
Nippon Telegraph & Telephone Corp.	17,200	684,528
Nippon Yusen KK	38,000	92,100

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nissan Motor Co. Ltd.	55,500	$581,126
Nisshin Seifun Group Inc.	5,300	86,573
Nissin Foods Holdings Co. Ltd.	1,400	74,289
Nitori Holdings Co. Ltd.	1,600	134,371
Nitto Denko Corp.	3,700	270,121
NOK Corp.	2,100	49,058
Nomura Holdings Inc.	81,300	452,845
Nomura Real Estate Holdings Inc.	3,100	57,512
Nomura Real Estate Master Fund Inc. (b)	81	100,681
Nomura Research Institute Ltd.	2,700	103,690
NSK Ltd.	11,000	119,525
NTT Data Corp.	2,800	135,369
NTT DoCoMo Inc.	32,700	670,729
NTT Urban Development Corp.	2,900	27,864
Obayashi Corp.	14,000	129,181
OBIC Co. Ltd.	1,300	68,815
Odakyu Electric Railway Co. Ltd.	15,000	161,502
Oji Paper Co. Ltd.	17,000	68,323
Olympus Corp.	6,300	248,023
OMRON Corp.	4,600	153,396
Ono Pharmaceutical Co. Ltd.	1,900	338,792
Oracle Corp. Japan	900	41,904
Oriental Land Co. Ltd.	4,400	266,184
Orix Corp.	30,600	429,271
Osaka Gas Co. Ltd.	43,000	155,313
OTSUKA Corp.	1,200	58,948
Otsuka Holdings Co. Ltd.	8,600	305,549
Panasonic Corp.	50,900	515,999
Park24 Co. Ltd.	2,000	48,455
Rakuten Inc. (b)	21,300	245,328
Recruit Holdings Co Ltd.	3,400	99,939
Resona Holdings Inc.	51,100	248,154
Ricoh Co. Ltd.	16,700	171,957
RINNAI Corp.	800	70,883
Rohm Co. Ltd.	2,200	111,432
Ryohin Keikaku Co. Ltd.	600	121,507
Sankyo Co. Ltd.	1,000	37,328
Sanrio Co. Ltd.	1,100	25,843
Santen Pharmaceutical Co. Ltd.	9,000	148,171
SBI Holdings Inc.	4,345	46,886
Secom Co. Ltd.	4,900	332,072
Sega Sammy Holdings Inc.	4,068	38,049
Seibu Holdings Inc.	2,500	51,056
Seiko Epson Corp.	5,800	89,315
Sekisui Chemical Co. Ltd.	10,000	130,563
Sekisui House Ltd.	13,700	230,348
Seven & I Holdings Co. Ltd.	16,940	775,590
Seven Bank Ltd.	14,000	61,397
Shikoku Electric Power Co. Inc.	3,900	60,923
Shimadzu Corp.	6,000	100,439
Shimamura Co. Ltd.	500	58,555
Shimano Inc.	1,800	276,405
Shimizu Corp.	14,000	114,159
Shin-Etsu Chemical Co. Ltd.	9,200	500,166
Shinsei Bank Ltd.	39,000	71,771

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shionogi & Co. Ltd.	6,700	$303,042
Shiseido Co. Ltd.	7,900	163,914
Shizuoka Bank Ltd., The	12,000	116,376
Showa Shell Sekiyu KK	4,300	35,089
SMC Corp.	1,200	311,680
Softbank Corp.	21,900	1,105,302
Sohgo Security Services Co. Ltd.	1,200	56,279
Sompo Japan Nipponkoa Holdings Inc.	7,500	246,260
Sony Corp.	28,800	707,811
Sony Financial Holdings Inc.	4,200	75,126
Stanley Electric Co. Ltd.	3,500	76,781
Sumitomo Chemical Co. Ltd.	33,000	189,522
Sumitomo Corp.	25,900	264,059
Sumitomo Dainippon Pharma Co. Ltd.	3,700	43,591
Sumitomo Electric Industries Ltd.	17,400	245,702
Sumitomo Heavy Industries Ltd.	12,000	53,794
Sumitomo Metal Mining Co. Ltd.	12,000	145,667
Sumitomo Mitsui Financial Group Inc.	28,900	1,090,716
Sumitomo Mitsui Trust Holdings Inc.	76,000	287,837
Sumitomo Realty & Development Co. Ltd.	8,000	228,341
Sumitomo Rubber Industries Ltd.	3,700	48,112
Suntory Beverage & Food Ltd.	3,300	144,461
Suruga Bank Ltd.	4,000	82,434
Suzuken Co. Ltd.	1,800	68,404
Suzuki Motor Corp.	8,300	252,185
Sysmex Corp.	3,300	211,677
T&D Holdings Inc.	13,200	174,155
TAIHEIYO CEMENT CORP.	26,000	75,928
Taisei Corp.	24,000	158,087
Taisho Pharmaceutical Holdings Co. Ltd.	800	56,500
Taiyo Nippon Sanso Corp.	3,000	27,131
Takashimaya Co. Ltd.	6,000	54,033
Takeda Pharmaceutical Company Ltd.	17,800	887,498
TDK Corp.	2,900	185,727
Teijin Ltd.	23,000	78,381
Terumo Corp.	7,000	216,954
THK Co. Ltd.	2,400	44,482
Tobu Railway Co. Ltd.	22,000	108,513
Toho Co. Ltd.	2,700	74,715
Toho Gas Co. Ltd.	10,000	64,581
Tohoku Electric Power Co. Inc.	10,800	135,014
Tokio Marine Holdings Inc.	15,400	594,819
Tokyo Electric Power Company Inc. (b)	33,600	193,477
Tokyo Electron Ltd.	4,000	242,339
Tokyo Gas Co. Ltd.	53,000	249,036
Tokyo Tatemono Co. Ltd.	5,000	54,419
Tokyu Corp.	26,000	205,462
Tokyu Fudosan Holdings Corp.	11,900	74,588
TonenGeneral Sekiyu KK	7,000	59,094
Toppan Printing Co. Ltd.	12,000	110,558
Toray Industries Inc.	33,000	306,653
Toshiba Corp. (b)	94,000	193,191

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toto Ltd.	3,000	$105,396
Toyo Seikan Kaisha Ltd.	3,800	70,487
Toyo Suisan Kaisha Ltd.	2,000	69,705
Toyoda Gosei Co. Ltd.	1,600	36,347
Toyota Industries Corp.	3,700	197,852
Toyota Motor Corp.	62,100	3,824,054
Toyota Tsusho Corp.	4,800	112,285
Trend Micro Inc. (b)	2,300	93,327
Unicharm Corp.	8,700	177,669
United Urban Investment Corp.	56	76,023
USS Co. Ltd.	5,200	78,134
West Japan Railway Co.	3,800	262,667
Yahoo Japan Corp.	32,200	130,890
Yakult Honsha Co. Ltd.	2,000	97,889
Yamada Denki Co. Ltd.	16,100	69,544
Yamaguchi Financial Group Inc.	5,000	59,236
Yamaha Corp.	3,500	84,540
Yamaha Motor Co. Ltd.	6,000	134,492
Yamato Holdings Co. Ltd.	8,000	169,505
Yamazaki Baking Co. Ltd.	2,000	44,972
Yaskawa Electric Corp.	5,000	68,033
Yokogawa Electric Corp.	4,800	57,724
Yokohama Rubber Company Ltd., The	2,500	38,395

		65,028,863

Netherlands (2.98%)
Aegon NV	42,548	240,628
Akzo Nobel NV	5,597	373,984
Altice NV Class A (b)	8,870	127,438
Altice NV Class B (b)	2,010	29,297
ArcelorMittal	23,318	98,383
ASML Holding NV	7,851	697,573
Gemalto NV	1,814	108,844
Heineken Holding NV	2,373	182,689
Heineken NV	5,194	442,616
ING Groep NV CVA	88,003	1,190,684
Koninklijke Ahold NV	18,917	399,024
Koninklijke DSM NV	3,964	198,776
Koninklijke KPN NV	72,952	275,931
Koninklijke Philips NV	21,651	552,626
Koninklijke Vopak NV	1,674	72,090
NN Group NV	5,182	182,836
OCI NV (b)	1,933	47,729
Randstad Holding NV	2,933	182,642
Reed Elsevier NV	22,346	376,358
Royal Boskalis Westminster NV	2,014	82,155
TNT Express NV	11,588	98,021
Unibail-Rodamco SE (Amsterdam)	2,199	558,394
Unilever NV CVA	36,912	1,607,821
Wolters Kluwer - CVA	7,005	235,252

		8,361,791

New Zealand (0.15%)
Auckland International Airport Ltd.	20,331	79,761
Contact Energy Ltd.	16,795	54,360
Fletcher Building Ltd.	16,252	81,446

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Meridian Energy Ltd.	27,088	$44,175
Mighty River Power Ltd.	15,055	28,566
Ryman Healthcare Ltd.	7,561	43,880
Spark New Zealand Ltd.	43,136	97,128

		429,316

Norway (0.55%)
DnB NOR ASA	22,571	278,102
Gjensidige Forsikring ASA	4,480	71,703
Norsk Hydro ASA	30,366	112,873
Orkla ASA	19,192	151,404
Schibsted ASA Class A	1,778	58,455
Schibsted ASA Class B (b)	1,624	51,688
Statoil ASA	25,646	357,679
Telenor ASA	17,436	290,633
Yara International ASA	4,183	179,904

		1,552,441

Portugal (0.15%)
Banco Comercial Portugues SA Rights (b)	831,357	44,055
Energias de Portugal SA	54,555	196,580
Galp Energia SGPS SA B Shares	9,078	105,928
Jeronimo Martins SGPS SA	6,268	81,562

		428,125

Singapore (1.29%)
Ascendas Real Estate Investment Trust	47,000	75,325
Ascendas Real Estate
Investment Trust Rights (b) (c)	1,762	77
CapitaLand Commercial Trust	43,000	40,794
Capitaland Ltd.	58,892	138,425
CapitaLand Mall Trust	58,000	78,700
City Developments Ltd.	10,031	53,963
Comfortdelgro Corp. Ltd.	47,000	100,640
DBS Group Holdings Ltd.	39,967	468,393
Genting Singapore PLC	136,500	73,652
Global Logistic Properties Ltd.	75,000	113,262
Golden Agri-Resources Ltd.	166,702	39,819
Hongkong Land Holdings Ltd.	11,600	81,001
Hutchison Port Holdings Trust	130,000	68,695
Jardine Cycle & Carriage Ltd.	2,683	65,592
Keppel Corp. Ltd.	33,202	151,673
Noble Group Ltd.	108,654	30,371
Oversea-Chinese Banking Corporation Ltd.	68,935	426,185
Sembcorp Industries Ltd.	21,200	45,442
Sembcorp Marine Ltd.	21,200	26,085
Singapore Airlines Ltd.	13,000	102,433
Singapore Exchange Ltd.	19,000	102,760
Singapore Press Holdings Ltd.	36,030	99,868
Singapore Technologies Engineering Ltd.	36,381	76,905
Singapore Telecommunications Ltd.	183,150	472,209
StarHub Ltd.	15,000	39,036

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Suntec Real Estate Investment Trust	53,000	$57,721
United Overseas Bank Ltd.	29,799	410,833
UOL Group Ltd.	10,797	47,320
Wilmar International Ltd.	44,000	90,787
Yangzijiang Shipbuilding Holdings Ltd.	48,000	37,084

		3,615,050

Spain (3.17%)
Abertis Infraestructuras SA	11,178	174,817
ACS Actividades de Construccion y Servicios SA	4,242	124,110
Aena SA (b) (d)	1,551	177,604
Amadeus IT Holding SA A Shares	9,931	437,705
Banco Bilbao Vizcaya Argentaria SA	145,273	1,061,478
Banco de Sabadell SA	114,202	202,399
Banco Popular Espanol SA	37,947	125,031
Banco Santander SA	328,442	1,615,728
Bankia SA	108,509	126,274
Bankinter SA	15,383	109,086
CaixaBank SA	60,070	209,080
Distribuidora Internacional de Alimentacion SA	14,395	84,903
Enagas SA	4,514	127,331
Endesa SA	7,349	147,639
Ferrovial SA	10,386	234,861
Gas Natural SDG SA	7,857	160,222
Grifols SA	3,546	163,902
Iberdrola SA	122,740	870,100
Industria de Diseno Textil SA	24,727	849,474
International Consolidated Airlines Group SA	18,956	169,906
Mapfre SA	24,761	61,981
Red Electrica Corporacion SA	2,447	204,397
Repsol SA	23,654	260,413
Repsol SA Rights (b)	23,654	11,799
Telefonica SA	102,547	1,137,648
Zardoya Otis SA	3,936	46,033

		8,893,921

Sweden (2.84%)
Alfa Laval AB	6,264	114,356
Assa Abloy AB Class B	22,416	469,228
Atlas Copco AB Class A	15,402	377,731
Atlas Copco AB Class B	9,023	207,442
Boliden AB	6,475	108,483
Electrolux AB Series B	5,586	134,776
Getinge AB B Shares	4,571	119,738
Hennes & Mauritz AB (H&M) B Shares	21,399	761,168
Hexagon AB B Shares	5,817	215,187
Husqvarna AB B Shares	9,274	61,203
ICA Gruppen AB	1,730	62,827
Industrivarden AB C Shares	3,651	62,461
Investment AB Kinnevik B Shares	5,361	165,126
Investor AB B Shares	10,201	374,890
Lundin Petroleum AB (b)	4,808	69,376

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Millicom International Cellular SA SDR	1,498	$85,955
Nordea Bank AB	68,781	754,648
Sandvik AB	24,742	215,676
Securitas AB Class B	7,197	110,049
Skandinaviska Enskilda Banken AB Class A	33,969	357,235
Skanska AB Class B	8,849	171,614
SKF AB B Shares	9,025	145,765
Svenska Cellulosa AB Class B	13,326	386,189
Svenska Handelsbanken AB A Shares	34,413	457,055
Swedbank AB - A Shares	20,868	459,588
Swedish Match AB	4,636	163,824
Tele2 AB B Shares	7,142	71,223
Telefonaktiebolaget LM Ericsson B Shares	68,850	663,804
TeliaSonera AB	59,627	296,101
Volvo AB B Shares	35,646	330,529

		7,973,247

Switzerland (9.40%)
ABB Ltd. Reg.	49,467	882,868
Actelion Ltd. Reg.	2,374	329,852
Adecco SA Reg.	3,886	265,968
Aryzta AG	1,931	97,687
Baloise Holding AG Reg.	1,041	131,935
Barry Callebaut AG Reg.	52	56,483
Chocoladefabriken Lindt & Sprungli AG Reg.	3	223,741
Chocoladefabriken Lindt & Sprungli AG	22	137,384
Compagnie Financiere Richemont SA Reg.	11,816	845,706
Credit Suisse Group AG Reg.	40,984	882,876
Dufry AG Reg. (b)	926	110,178
Ems-Chemie Holding AG Reg	173	76,137
Galenica AG	83	129,858
Geberit AG Reg.	858	290,607
Givaudan SA Reg.	215	390,217
Julius Baer Group Ltd.	5,026	243,144
Kuehne & Nagel International AG Reg.	1,222	167,413
LafargeHolcim Ltd. Reg. (b)	9,607	481,069
Lonza Group AG Reg.	1,219	198,252
Nestle SA Reg. (e)	72,526	5,383,984
Novartis AG Reg.	51,692	4,446,508
Pargesa Holding SA	681	43,023
Partners Group Holding AG	391	140,617
Roche Holding AG	15,967	4,424,590
Schindler Holding AG	1,047	175,162
Schindler Holding AG Reg.	476	80,272
SGS SA Reg	128	243,264
Sika AG	51	184,304
Sonova Holding AG Reg.	1,266	160,850
Sulzer AG Reg.	564	53,012

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Swatch Group AG Reg., The	1,093	$73,811
Swatch Group AG, The	720	250,026
Swiss Life Holding AG Reg.	736	198,241
Swiss Prime Site AG Reg.	1,448	113,084
Swiss Re AG	8,115	792,562
Swisscom AG	598	299,242
Syngenta AG Reg.	2,098	821,164
Transocean Ltd.	8,641	108,017
UBS Group AG	83,154	1,613,143
Zurich Insurance Group AG	3,386	869,863

		26,416,114

United Kingdom (19.36%)
3i Group PLC	21,674	153,534
Aberdeen Asset Management PLC	21,593	92,013
Admiral Group PLC	4,312	105,366
Aggreko PLC	5,866	78,966
Amec Foster Wheeler PLC	8,869	55,987
Anglo American PLC	32,157	141,079
Antofagasta PLC	8,948	61,552
ARM Holdings PLC	32,509	495,503
Ashtead Group PLC	11,565	190,335
Associated British Foods PLC	8,228	404,876
AstraZeneca PLC	28,739	1,941,242
Auto Trader Group PLC (b) (d)	14,794	96,455
Aviva PLC	92,143	699,409
Babcock International Group PLC	5,898	88,264
BAE Systems PLC	72,429	533,259
Barclays PLC	380,377	1,224,345
Barratt Developments PLC	22,784	209,948
BG Group PLC	77,733	1,126,805
BHP Billiton PLC	47,871	533,848
BP PLC (e)	416,498	2,164,407
British American Tobacco PLC	42,471	2,358,584
British Land Company PLC	22,701	262,670
BT Group PLC	190,272	1,321,167
Bunzl PLC	7,625	211,550
Burberry Group PLC	10,307	181,342
Capita PLC	15,168	269,877
Carnival PLC	4,273	243,416
Centrica PLC	115,202	369,910
Cobham PLC	26,798	111,905
Coca-Cola HBC AG CDI	4,506	95,958
Compass Group PLC	37,259	645,632
Croda International PLC	3,086	138,268
Diageo PLC	57,269	1,563,887
Direct Line Insurance Group PLC	32,364	193,993
Dixons Carphone PLC	23,089	169,914
easyJet PLC	3,869	99,228
Experian PLC	21,978	388,448
Fresnillo PLC	4,520	46,995
G4S PLC	35,279	117,189
GKN PLC	38,488	174,653
GlaxoSmithKline PLC	110,714	2,235,961
Glencore PLC	273,498	362,419
Hammerson PLC	18,272	161,531

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Hargreaves Lansdown PLC	5,997	$133,137
HSBC Holdings PLC (e)	445,157	3,514,163
ICAP PLC	12,316	92,445
IMI PLC	6,391	81,097
Imperial Tobacco Group PLC	21,678	1,144,980
Inmarsat PLC	10,040	168,315
InterContinental Hotels Group PLC	5,479	213,564
Intertek Group PLC	3,712	151,845
Intu Properties PLC	20,570	96,101
Investec PLC	12,634	89,082
ITV PLC	86,454	351,984
J Sainsbury PLC	27,963	106,489
Johnson Matthey PLC	4,699	183,815
Kingfisher PLC	53,689	260,042
Land Securities Group PLC	18,231	316,035
Legal & General Group PLC	137,511	542,605
Lloyds Banking Group PLC	1,298,608	1,397,294
London Stock Exchange Group PLC	7,190	290,894
Marks & Spencer Group PLC	37,478	249,536
Meggitt PLC	18,473	101,994
Melrose Industries PLC	23,236	99,530
Merlin Entertainments PLC (d)	16,303	109,313
Mondi PLC	8,441	165,450
National Grid PLC	85,936	1,185,193
Next PLC	3,337	358,297
Old Mutual PLC	112,540	296,054
Pearson PLC	18,861	203,896
Persimmon PLC	6,954	207,461
Petrofac Ltd.	6,369	74,706
Provident Financial PLC	3,116	154,500
Prudential PLC	58,536	1,318,786
Randgold Resources Ltd.	2,005	123,521
Reckitt Benckiser Group PLC	14,597	1,350,607
Reed Elsevier PLC (London)	25,224	444,848
Rexam PLC	16,065	143,292
Rio Tinto PLC	28,532	830,716
Rolls-Royce Holdings PLC	42,234	357,740
Royal Bank of Scotland Group PLC (b)	77,132	342,857
Royal Dutch Shell PLC Class A	89,086	2,017,723
Royal Dutch Shell PLC Class B	55,709	1,269,659
Royal Mail PLC	18,321	120,000
RSA Insurance Group PLC	23,915	150,099
SABMiller PLC	22,105	1,322,409
Sage Group PLC, The	24,700	219,461
Schroders PLC	2,925	128,112
SEGRO PLC	17,831	112,843
Severn Trent PLC	5,419	173,227
Shire PLC	13,448	922,632
Sky PLC	24,148	395,852
Smith & Nephew PLC	20,919	372,820
Smiths Group PLC	9,113	126,023
Sports Direct International (b)	6,351	53,971
SSE PLC	22,788	511,676
St. James’s Place PLC	11,984	177,623
Standard Chartered PLC	73,213	607,459
Standard Life PLC	45,083	258,168

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Tate & Lyle PLC	10,415	$91,739
Taylor Wimpey PLC	74,910	223,933
Tesco PLC (b)	183,582	403,380
Travis Perkins PLC	5,610	162,749
TUI AG (United Kingdom)	10,564	188,621
Unilever PLC	29,256	1,254,853
United Utilities Group PLC	15,647	215,448
Vodafone Group PLC	604,257	1,959,465
Weir Group PLC, The	4,892	71,858
Whitbread PLC	4,175	270,609
William Hill PLC	20,900	121,974
William Morrison Supermarkets PLC	49,550	107,963
Wolseley PLC	6,044	328,267
WPP PLC	29,411	676,505

		54,390,995

United States (0.20%)
AerCap Holdings NV (b)	1,812	78,206
Check Point Software Technologies Ltd. (b)	1,548	125,976
Melco Crown Entertainment Ltd. ADR	1,845	30,996
Mobileye NV (b)	1,857	78,514
NXP Semiconductors NV (b)	2,657	223,852
Taro Pharmaceutical Industries Ltd. (b)	153	23,646

		561,190

Total Common Stocks
(cost $258,818,671)		277,536,348

Preferred Stocks (a) (0.59%)
Germany (0.51%)
Bayerische Moteren Werke (BMW) AG	1,238	103,578
Fuchs Petrolub SE	1,734	81,647
Henkel AG & Co. KGaA	4,088	456,229
Porsche Automobil Holding SE	3,588	193,097
Volkswagen AG	4,183	603,939

		1,438,490

Italy (0.08%)
Intesa Sanpaolo RSP	21,892	66,874
Telecom Italia RNC SpA	135,587	139,157

		206,031

Total Preferred Stocks
(cost $1,166,450)		1,644,521

	Shares	Value
Short-term Investments (0.05%)
State Street Institutional U.S. Government Money Market Fund	140,685	$140,685

Total Short-term Investments
(cost $ 140,685)		140,685

TOTAL INVESTMENTS (99.43%)
(cost $ 260,125,806)		279,321,554
CASH (f) AND OTHER ASSETS, NET OF LIABILITIES (0.57%)		1,612,641

NET ASSETS (100.00%)		$280,934,195

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $566,765 or 0.20% of net assets.

(e)	At December 31, 2015, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(f)	At December 31, 2015, cash in the amount of $66,249 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$84,504,378	30.25
Japanese Yen	65,028,863	23.28
British Pound	54,390,995	19.47
Swiss Franc	26,416,114	9.46
Australian Dollar	19,072,333	6.83
Hong Kong Dollar	8,539,946	3.06
Swedish Krona	7,973,247	2.85
Danish Krone	5,283,032	1.89
Singapore Dollar	3,465,354	1.24
Israeli Shekel	1,813,964	0.65
Norwegian Krone	1,552,441	0.56
United States Dollar	851,571	0.31
New Zealand Dollar	429,316	0.15

Total Investments	$279,321,554	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$71,453,431	25.43
Consumer Discretionary	36,838,370	13.11
Industrials	35,242,825	12.55
Consumer Staples	33,277,824	11.85
Health Care	33,187,707	11.81
Materials	17,748,874	6.32
Information Technology	14,456,420	5.15
Telecommunication Services	13,767,280	4.90
Energy	12,731,953	4.53
Utilities	10,476,185	3.73

Total Stocks	279,180,869	99.38
Short-term Investments	140,685	0.05
Cash and Other Assets, Net of Liabilities	1,612,641	0.57

Net Assets	$280,934,195	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	2	March 2016	$177,850	$191,237	$13,387
Euro Stoxx 50 Index	15	March 2016	520,555	534,785	14,230
FTSE 100 Index	4	March 2016	350,601	365,409	14,808
Nikkei 225 Index	5	March 2016	402,149	392,161	(9,988)

Total					$32,437

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Registered Investment Companies (99.37%)
State Farm Variable Product Trust Bond Fund (a)	3,477,327	$35,746,921
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	2,911,588	53,951,725

Total Registered Investment Companies
(cost $ 70,680,355)		89,698,646

TOTAL INVESTMENTS (99.37%)
(cost $ 70,680,355)		89,698,646
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.63%)		564,502

NET ASSETS (100.00%)		$90,263,148

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Principal amount	Value
Corporate Bonds (69.23%)
Aerospace/Defense (0.93%)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,500,000	$1,499,516

Agriculture, Foods, & Beverage (5.68%)
Coca-Cola Co., The
1.800%, 09/01/2016	500,000	503,208
Hershey Co.
5.450%, 09/01/2016	500,000	514,894
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,046,079
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,082,121
Mondelez International Inc.
2.250%, 02/01/2019	500,000	499,816
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,065,214
Kellogg Co.
3.125%, 05/17/2022	1,000,000	986,782
Sysco Corp.
2.600%, 06/12/2022	1,000,000	971,306
Kellogg Co.
2.750%, 03/01/2023	1,000,000	969,977
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	995,993
Mondelez International Inc.
4.000%, 02/01/2024	500,000	515,398

		9,150,788

Automotive (1.25%)
Toyota Motor Credit Corp.
2.100%, 01/17/2019	1,000,000	1,002,102
2.750%, 05/17/2021	1,000,000	1,010,793

		2,012,895

Banks (2.85%)
Wachovia Bank NA
5.600%, 03/15/2016	500,000	505,050
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	508,400
Bank of America NA
6.000%, 06/15/2016	500,000	510,674
Wachovia Corp.
5.750%, 06/15/2017	500,000	529,302
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,003,030
Wells Fargo & Co.
3.000%, 01/22/2021	500,000	505,479
U.S. Bancorp
3.700%, 01/30/2024	500,000	523,582
Bank of New York Mellon Corp.
3.400%, 05/15/2024	500,000	511,254

		4,596,771

Chemicals (3.67%)
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	532,186

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	$500,000	$545,152
Praxair Inc.
2.450%, 02/15/2022	1,000,000	976,922
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	957,316
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	950,223
Praxair Inc.
2.700%, 02/21/2023	500,000	486,982
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	500,000	482,861
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,000,000	972,484

		5,904,126

Commercial Service/Supply (1.28%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,054,898
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	1,005,247

		2,060,145

Computer Software & Services (0.94%)
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	501,894
Texas Instruments Inc.
2.750%, 03/12/2021	500,000	503,265
Automatic Data Processing Inc.
3.375%, 09/15/2025	500,000	509,711

		1,514,870

Computers (0.67%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,072,582

Consumer & Marketing (2.29%)
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,052,865
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	537,196
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,091,956
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	999,288

		3,681,305

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (0.93%)
Emerson Electric Co.
5.125%, 12/01/2016	$500,000	$518,738
2.625%, 02/15/2023	1,000,000	979,011

		1,497,749

Financial Services (3.52%)
GE Capital International Funding Co. (a)
0.964%, 04/15/2016	1,059,000	1,059,478
JPMorgan Chase & Co.
2.200%, 10/22/2019	500,000	495,950
4.350%, 08/15/2021	1,000,000	1,064,233
General Electric Capital Corp.
3.100%, 01/09/2023	287,000	291,308
JPMorgan Chase & Co.
3.200%, 01/25/2023	500,000	498,368
3.625%, 05/13/2024	500,000	507,410
GE Capital International Funding Co. (a)
3.373%, 11/15/2025	744,000	757,455
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,001,236

		5,675,438

Health Care (7.69%)
Wyeth
5.450%, 04/01/2017	500,000	525,396
Amgen Inc.
5.850%, 06/01/2017	500,000	528,728
Johnson & Johnson
5.550%, 08/15/2017	500,000	534,704
AstraZeneca PLC
5.900%, 09/15/2017	500,000	535,520
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,089,876
Pfizer Inc.
2.100%, 05/15/2019	500,000	504,439
Amgen Inc.
2.200%, 05/22/2019	500,000	499,369
Gilead Sciences Inc.
2.550%, 09/01/2020	500,000	499,810
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,064,050
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,070,131
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	997,090
Medtronic Inc.
2.750%, 04/01/2023	1,000,000	974,692
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	1,007,364
Novartis Capital Corp.
3.400%, 05/06/2024	1,000,000	1,032,388

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Pfizer Inc.
3.400%, 05/15/2024	$500,000	$512,964
Amgen Inc.
3.625%, 05/22/2024	500,000	499,814
Gilead Sciences Inc.
3.650%, 03/01/2026	500,000	504,240

		12,380,575

Machinery & Manufacturing (6.92%)
Caterpillar Inc.
5.700%, 08/15/2016	500,000	514,218
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,043,579
Honeywell International Inc.
5.300%, 03/15/2017	500,000	524,179
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	526,391
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,062,736
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	535,850
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	500,000	499,780
Danaher Corp.
2.400%, 09/15/2020	500,000	499,984
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	501,154
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	990,197
Deere & Co.
2.600%, 06/08/2022	1,000,000	986,005
Covidien International
3.200%, 06/15/2022	1,000,000	1,002,416
3M Co.
2.000%, 06/26/2022	500,000	486,469
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	964,455
John Deere Capital Corp.
3.400%, 09/11/2025	500,000	506,856
Thermo Fisher Scientific Inc.
3.650%, 12/15/2025	500,000	497,181

		11,141,450

Media & Broadcasting (2.50%)
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,033,317
Time Warner Inc.
2.100%, 06/01/2019	500,000	497,248
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,016,267
Time Warner Inc.
3.550%, 06/01/2024	500,000	490,622

86	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Thomson Reuters Corp.
3.850%, 09/29/2024	$500,000	$489,998
Walt Disney Co., The
3.150%, 09/17/2025	500,000	505,432

		4,032,884

Mining & Metals (1.86%)
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,025,000
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	520,866
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	541,690
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	500,000	471,284
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	438,632

		2,997,472

Oil & Gas (4.66%)
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	516,432
Shell International Finance
5.200%, 03/22/2017	500,000	523,704
Canadian Natural Resources
5.700%, 05/15/2017	500,000	510,680
Weatherford International Inc.
6.350%, 06/15/2017	500,000	487,500
EOG Resources Inc.
5.875%, 09/15/2017	500,000	532,668
Husky Energy Inc.
6.200%, 09/15/2017	500,000	521,316
ConocoPhillips
5.200%, 05/15/2018	500,000	531,048
Apache Corp.
3.250%, 04/15/2022	1,000,000	952,439
Shell International Finance
2.375%, 08/21/2022	500,000	478,864
EOG Resources Inc.
2.625%, 03/15/2023	500,000	473,680
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,006,876
Devon Energy Corp.
5.850%, 12/15/2025	1,000,000	972,544

		7,507,751

Retailers (6.62%)
Target Corp.
5.875%, 07/15/2016	1,000,000	1,025,946
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	517,076
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,041,903
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,053,129

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Target Corp.
5.375%, 05/01/2017	$500,000	$527,856
CVS Caremark Corp.
5.750%, 06/01/2017	309,000	327,170
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	546,322
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,004,825
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,101,220
TJX Companies Inc., The
2.750%, 06/15/2021	500,000	507,437
Walgreen Co.
3.100%, 09/15/2022	500,000	484,217
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	992,402
3.350%, 09/15/2025	500,000	510,932
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,015,292

		10,655,727

Telecom & Telecom Equipment (1.88%)
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,064,354
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	937,089
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,027,662

		3,029,105

Transportation (1.55%)
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,478,210
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,018,330

		2,496,540

Utilities & Energy (11.54%)
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,018,536
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	513,720
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	516,580
Consolidated Edison Co. of New York
5.300%, 12/01/2016	1,000,000	1,037,216
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,055,537
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,050,450
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	532,672
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,056,709

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Union Electric Co.
6.400%, 06/15/2017	$500,000	$534,133
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	531,026
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	536,797
Florida Power Corp.
5.800%, 09/15/2017	500,000	535,658
Virginia Electric & Power Co.
5.950%, 09/15/2017	500,000	537,398
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	540,368
Florida Power Corp.
5.650%, 06/15/2018	500,000	545,774
Pacificorp
5.650%, 07/15/2018	500,000	545,010
Appalachian Power Co.
4.600%, 03/30/2021	500,000	533,246
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,057,987
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	495,168
Northern States Power Co.
2.150%, 08/15/2022	500,000	482,230
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	966,613
Indiana Michigan Power Co.
3.200%, 03/15/2023	1,000,000	985,886
Kansas City Power & Light Co.
3.150%, 03/15/2023	1,000,000	980,014
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	974,272
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,020,906

		18,583,906

Total Corporate Bonds
(cost $109,247,169)		111,491,595

U.S. Treasury Obligations (23.54%)
U.S. Treasury Notes
3.250%, 03/31/2017	8,000,000	8,230,000
3.500%, 02/15/2018	10,000,000	10,499,220
2.750%, 02/15/2019	7,500,000	7,814,940
3.625%, 02/15/2020	6,000,000	6,471,564
2.000%, 02/15/2025	5,000,000	4,887,695

Total U.S. Treasury Obligations
(cost $36,939,199)		37,903,419

	Shares	Value
Short-term Investments (6.38%)
JPMorgan U.S. Government Money Market Fund	10,274,789	$10,274,789

Total Short-term Investments
(cost $ 10,274,789)		10,274,789

TOTAL INVESTMENTS (99.15%)
(cost $ 156,461,157)		159,669,803
OTHER ASSETS, NET OF LIABILITIES (0.85%)		1,361,811

NET ASSETS (100.00%)		$161,031,614

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $1,816,933 or 1.13% of net assets.

88	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Principal amount	Value
Short-term Investments (100.16%)
Automotive (15.74%)
American Honda Finance Corp.
0.280%, 01/27/2016	$1,486,000	$1,485,700
PACCAR Financial Corp.
0.430%, 02/12/2016	1,980,000	1,979,007
Toyota Motor Credit Corp.
0.280%, 02/04/2016	1,505,000	1,504,602

		4,969,309

Government Agency Securities (a) (49.35%)
Federal Home Loan Bank
0.125%, 01/13/2016	3,100,000	3,099,871
0.130%, 01/22/2016	1,100,000	1,099,917
0.290%, 01/29/2016	1,350,000	1,349,696
0.220%, 02/10/2016	1,537,000	1,536,624
0.280%, 02/16/2016	1,422,000	1,421,491
0.270%, 02/25/2016	1,850,000	1,849,237
0.370%, 03/07/2016	1,820,000	1,818,765
0.370%, 03/24/2016	2,200,000	2,198,123
Federal Home Loan Mortgage Corp.
0.200%, 02/10/2016	1,200,000	1,199,733

		15,573,457

Health Care (10.34%)
Abbott Laboratories (b)
0.400%, 03/08/2016	1,588,000	1,586,818
Pfizer Inc. (b)
0.150%, 01/20/2016	1,678,000	1,677,867

		3,264,685

Machinery & Manufacturing (5.04%)
John Deere Capital Corp. (b)
0.450%, 02/03/2016	1,590,000	1,589,344

Oil & Gas (5.78%)
Exxon Mobil Corp.
0.130%, 01/04/2016	1,823,000	1,822,980

	Shares	Value
Registered Investment Companies (2.82%)
JPMorgan U.S. Government Money
Market Fund	889,232	$889,232

	Principal amount	Value
Short-term Investments (Cont.)
U.S. Government Obligations (11.09%)
U.S. Treasury Bill
0.005%, 02/04/2016	$1,500,000	$1,499,993
0.001%, 02/18/2016	2,000,000	1,999,997

		3,499,990

Total Short-term Investments
(cost $ 31,608,997)		31,608,997

TOTAL INVESTMENTS (100.16%)
(cost $ 31,608,997)		31,608,997
LIABILITIES, NET OF OTHER ASSETS (-0.16%)		(49,379)

NET ASSETS (100.00%)		$31,559,618

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(b)	Securities exempt from registration under Section 4(a)(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$54,574,796	59,479,710	40,994,128

Investments in securities at market value	$64,105,551	60,269,654	44,195,595
Cash	—	—	—
Foreign currencies at value (cost $273 and $1,060,019, respectively)	—	—	273
Receivable for:
Dividends and interest	32,049	73,660	62,546
Shares of the Fund sold	15,281	16,182	8,599
Securities sold	—	1,044,528	—
SFIMC	406	3,869	8,809
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Prepaid expenses	1,375	1,349	10,689

Total assets	64,154,662	61,409,242	44,286,511

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	14	9	9
Securities purchased	325,815	959,837	—
Variation margin on futures contracts	—	—	—
Due to bank	—		—
Due to affiliates	50,473	59,239	56,250
Accrued liabilities	25,337	27,496	40,180

Total liabilities	401,639	1,046,581	96,439

Net assets applicable to shares outstanding of common stock	$63,753,023	60,362,661	44,190,072

Fund shares outstanding (no par value, unlimited number of shares authorized)	5,297,052	5,605,671	4,232,468
Net asset value, offering price and redemption price per share	$12.04	10.77	10.44

Analysis of Net Assets
Paid-in-capital	$53,438,788	59,270,414	45,144,485
Accumulated net realized gain (loss)	776,787	297,557	(4,150,489)
Net unrealized appreciation (depreciation)	9,530,755	789,944	3,197,411
Accumulated undistributed net investment income (loss)	6,693	4,746	(1,335)

Net assets applicable to shares outstanding	$63,753,023	60,362,661	44,190,072

(a)	Relates to investments in affiliated investment companies.

(b)	Includes amounts pledged for open futures contracts for the Large Cap Equity Index, Small Cap Equity Index and International Equity Index Funds of $561,600, $356,400 and $66,249, respectively.

90	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund		International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

438,201,973	237,192,553		260,125,806	70,680,355	(a)	156,461,157	31,608,997

602,222,118	275,724,146		279,321,554	89,698,646	(a)	159,669,803	31,608,997
561,600(b)	356,770	(b)	—	573,015		—	—
—	—		1,064,439 (b)	—		—	—

792,454	405,885		657,057	—		1,475,084	7
157,729	74,704		83,323	32,001		27,441	7,453
—	29,834		5,714	—		—	—
1,778	1,312		—	26,391		—	8,461
—	1,119		—	—		—	—
—	—		32,440	—		—	—
12,273	6,344		14,459	1,269		2,916	671

603,747,952	276,600,114		281,178,986	90,331,322		161,175,244	31,625,589

107,547	49,789		—	40,514		3	—
74,795	13,652		—	—		—	—
117,121	75,223		—	—		—	—
146,631	78,449		—	—		—	—
149,149	117,980		163,926	—		97,367	32,430
68,151	66,324		80,865	27,660		46,260	33,541

663,394	401,417		244,791	68,174		143,630	65,971

603,084,558	276,198,697		280,934,195	90,263,148		161,031,614	31,559,618

32,539,868	23,436,751		23,005,283	5,801,284		15,668,138	31,560,721
18.53	11.78		12.21	15.56		10.28	1.00

396,556,790	236,366,368		263,520,735	66,319,157		157,071,032	31,559,618
30,119,212	1,341,528		(151,625)	2,920,342		751,936	—
163,936,682	38,481,214		19,193,379	19,018,291		3,208,646	—
12,471,874	9,587		(1,628,294)	2,005,358		—	—

603,084,558	276,198,697		280,934,195	90,263,148		161,031,614	31,559,618

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2015

	Large Cap	Small/Mid Cap	International
	Equity	Equity	Equity
	Fund	Fund	Fund
Investment Income:
Dividends	$1,105,728	961,441	795,563
Interest	185	108	7

	1,105,913	961,549	795,570
Less: foreign withholding taxes	—	(283)	(60,899)

Total investment income	1,105,913	961,266	734,671
Expenses:
Investment advisory and management fees	388,767	510,027	368,534
Professional fees	43,423	44,579	48,423
Reports to shareholders	11,291	13,200	14,444
Custodian fees	7,078	17,011	68,140
Errors and omissions insurance	3,285	3,394	1,954
Securities valuation fees	2,077	3,089	12,043
Trustees’ fees and expenses	2,540	2,592	2,190
Regulatory fees	385	385	505
ICI dues	566	613	804
Fidelity bond expense	208	216	154
License index fees	—	—	—

Total expenses	459,620	595,106	517,191
Less: expense reimbursement from SFIMC (b)	(6,058)	(21,326)	(56,523)

Net expenses	453,562	573,780	460,668

Net investment income	652,351	387,486	274,003
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	4,813,205	2,894,306	1,118,204
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(25,265)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,676,465)	(5,814,096)	(1,420,916)

Net realized and unrealized gain (loss) on investments	136,740	(2,919,790)	(327,977)

Net change in net assets resulting from operations	$789,091	(2,532,304)	(53,974)

(a)	Relates to investments in affiliated investment companies.

(b)	For the Money Market Fund, this amount includes $130,320 of additional voluntary fee waivers by SFIMC. See Note 6 under Fees and Other Transactions with Affiliates.

92	See accompanying notes to financial statements.

Large Cap	Small Cap	International	Stock and Bond			Money
Equity Index	Equity Index	Equity Index	Balanced		Bond	Market
Fund	Fund	Fund	Fund		Fund	Fund

12,942,655	3,986,094	9,647,082	1,966,343	(a)	—	—
546	322	—	—		5,538,665	33,140

12,943,201	3,986,416	9,647,082	1,966,343		5,538,665	33,140
(937)	(1,784)	(710,921)	—		—	—

12,942,264	3,984,632	8,936,161	1,966,343		5,538,665	33,140

1,492,059	1,195,762	1,642,594	—		825,474	130,768
71,706	61,658	105,322	40,552		67,492	64,675
80,749	77,049	84,942	25,010		44,228	28,481
18,765	25,901	152,607	65		2,735	1,693
29,589	16,312	17,628	4,870		6,752	1,761
7,937	31,634	7,300	—		17,072	3,460
26,484	12,118	12,000	3,986		7,176	1,486
885	385	505	385		385	385
5,836	3,051	3,363	—		1,584	336
1,851	1,073	695	316		434	111
62,585	62,499	10,057	—		—	—

1,798,446	1,487,442	2,037,013	75,184		973,332	233,156
(18,765)	(25,901)	—	(75,184)		—	(200,016)

1,779,681	1,461,541	2,037,013	—		973,332	33,140

11,162,583	2,523,091	6,899,148	1,966,343		4,565,333	—

31,753,557	20,152,701	1,734,014	1,092,741	(a)	751,936	—
—	—	—	1,866,676		—	—
—	(30)	(193,566)	—		—	—
(191,860)	80,344	76,532	—		—	—
(108,172)	(205,778)	(42,723)	—		—	—

(35,475,389)	(36,513,771)	(11,520,086)	(3,860,084)	(a)	(3,746,310)	—

(4,021,864)	(16,486,534)	(9,945,829)	(900,667)		(2,994,374)	—

7,140,719	(13,963,443)	(3,046,681)	1,065,676		1,570,959	—

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2015	2014
From operations:
Net investment income	$652,351	569,737
Net realized gain (loss)	4,813,205	6,170,752
Change in net unrealized appreciation or depreciation	(4,676,465)	1,948,053

Net change in net assets resulting from operations	789,091	8,688,542
Distributions to shareholders from and in excess of:
Net investment income	(658,420)	(796,655)
Net realized gain	(4,475,048)	(477,762)

Total distributions to shareholders	(5,133,468)	(1,274,417)
From Fund share transactions:
Proceeds from shares sold	2,263,469	1,944,562
Reinvestment of distributions	5,133,468	1,274,417

	7,396,937	3,218,979
Less payments for shares redeemed	(2,714,468)	(2,194,418)
Net increase (decrease) in net assets from Fund share transactions	4,682,469	1,024,561
Total increase (decrease) in net assets	338,092	8,438,686
Net assets:
Beginning of period	63,414,931	54,976,245

End of period*	$63,753,023	63,414,931

*Including accumulated undistributed net investment income (loss)	$6,693	12,740

Share Information
Sold	171,746	163,976
Issued in reinvestment of distributions	421,467	97,957
Redeemed	(206,408)	(182,017)

Net increase (decrease)	386,805	79,916

94	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2015	2014	2015	2014	2015	2014	2015	2014

387,486	144,349	274,003	346,495	11,162,583	10,732,120	2,523,091	2,276,229
2,894,306	6,595,751	1,092,939	1,394,291	31,561,697	20,693,412	20,233,015	20,124,188
(5,814,096)	(3,722,072)	(1,420,916)	(4,561,926)	(35,583,561)	45,872,933	(36,719,549)	(9,466,212)

(2,532,304)	3,018,028	(53,974)	(2,821,140)	7,140,719	77,298,465	(13,963,443)	12,934,205

(409,709)	(131,020)	(345,242)	(522,333)	(10,673,634)	(9,914,244)	(2,554,936)	(2,262,444)
(3,573,403)	(8,043,093)	—	—	(20,258,246)	(16,474,001)	(20,044,447)	(21,839,059)

(3,983,112)	(8,174,113)	(345,242)	(522,333)	(30,931,880)	(26,388,245)	(22,599,383)	(24,101,503)

1,329,912	1,516,365	657,843	689,237	5,294,068	4,768,083	2,909,472	2,506,646
3,983,112	8,174,113	345,242	522,333	30,931,880	26,388,245	22,599,383	24,101,503

5,313,024	9,690,478	1,003,085	1,211,570	36,225,948	31,156,328	25,508,855	26,608,149
(2,169,754)	(1,907,248)	(804,135)	(900,748)	(46,453,365)	(44,428,556)	(18,942,184)	(18,396,691)

3,143,270	7,783,230	198,950	310,822	(10,227,417)	(13,272,228)	6,566,671	8,211,458

(3,372,146)	2,627,145	(200,266)	(3,032,651)	(34,018,578)	37,637,992	(29,996,155)	(2,955,840)

63,734,807	61,107,662	44,390,338	47,422,989	637,103,136	599,465,144	306,194,852	309,150,692

60,362,661	63,734,807	44,190,072	44,390,338	603,084,558	637,103,136	276,198,697	306,194,852

4,746	12,228	(1,335)	13,348	12,471,874	10,712,584	9,587	22,242

110,262	115,315	60,562	62,452	275,464	256,217	217,560	181,249
365,423	681,176	32,975	48,908	1,696,757	1,515,695	1,877,025	1,777,397
(179,359)	(144,106)	(73,554)	(82,015)	(2,402,848)	(2,381,501)	(1,398,997)	(1,323,008)

296,326	652,385	19,983	29,345	(430,627)	(609,589)	695,588	635,638

See accompanying notes to financial statements.	95

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2015	2014
From operations:
Net investment income	$6,899,148	9,729,119
Net realized gain (loss)	1,616,980	1,810,937
Change in net unrealized appreciation or depreciation	(11,562,809)	(29,520,696)

Net change in net assets resulting from operations	(3,046,681)	(17,980,640)
Distributions to shareholders from and in excess of:
Net investment income	(6,645,972)	(9,558,580)
Net realized gain	(2,386,716)	—

Total distributions to shareholders	(9,032,688)	(9,558,580)
From Fund share transactions:
Proceeds from shares sold	4,080,998	3,187,412
Reinvestment of distributions	9,032,688	9,558,580

	13,113,686	12,745,992
Less payments for shares redeemed	(10,861,402)	(11,243,153)

Net increase (decrease) in net assets from Fund share transactions	2,252,284	1,502,839

Total increase (decrease) in net assets	(9,827,085)	(26,036,381)

Net assets:
Beginning of period	290,761,280	316,797,661

End of period*	$280,934,195	290,761,280

*Including accumulated undistributed net investment income (loss)	$(1,628,294)	(1,848,077)

Share Information
Sold	311,048	229,975
Issued in reinvestment of distributions	731,984	736,976
Redeemed	(818,106)	(800,642)

Net increase (decrease)	224,926	166,309

(a)	Relates to investments in affiliated investment companies.

96	See accompanying notes to financial statements.

Stock and Bond Balanced Fund			Bond Fund		Money Market Fund
2015		2014	2015	2014	2015	2014

1,966,343	(a)	1,984,067 (a)	4,565,333	5,043,228	—	—
2,959,417	(a)	2,189,136 (a)	751,936	568,088	—	—
(3,860,084	)(a)	4,186,082 (a)	(3,746,310)	383,738	—	—

1,065,676		8,359,285	1,570,959	5,995,054	—	—

(2,087,717)		(1,959,714)	(4,565,333)	(5,043,333)	—	—
(2,085,456)		(2,219,917)	(122,889)	—	—	—

(4,173,173)		(4,179,631)	(4,688,222)	(5,043,333)	—	—

1,312,600		2,030,393	2,382,799	2,509,432	4,490,475	3,385,218
4,173,173		4,179,631	4,688,222	5,043,333	—	—

5,485,773		6,210,024	7,071,021	7,552,765	4,490,475	3,385,218
(7,071,466)		(5,847,443)	(10,075,045)	(10,152,917)	(6,909,082)	(5,333,512)

(1,585,693)		362,581	(3,004,024)	(2,600,152)	(2,418,607)	(1,948,294)

(4,693,190)		4,542,235	(6,121,287)	(1,648,431)	(2,418,607)	(1,948,294)

94,956,338		90,414,103	167,152,901	168,801,332	33,978,225	35,926,519

90,263,148		94,956,338	161,031,614	167,152,901	31,559,618	33,978,225

2,005,358		2,087,657	—	—	—	—

81,444		128,119	228,321	238,812	4,490,476	3,385,218
265,807		273,715	449,394	479,596	—	—
(437,499)		(367,406)	(967,585)	(965,821)	(6,909,082)	(5,333,512)

(90,248)		34,428	(289,870)	(247,413)	(2,418,606)	(1,948,294)

See accompanying notes to financial statements.	97

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the MSCI Europe, Australasia and Far East Free Index (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis, and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2015. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds such as Money Market Fund. The amendments are generally intended to increase the transparency of risks associated with investments in money market funds and address circumstances in which money market funds may face heavy redemptions. In response to the revised amendments, in December 2015 the Board of Trustees approved the transition of the Money Market Fund to a Government money market fund. A Government money market fund invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. The change, planned for 2016, will allow the Money Market Fund to maintain a stable net asset value per share and not require liquidity fees or temporary suspensions of redemptions.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1—Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Spot and forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2015:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$62,522,561	$—	$—	$62,522,561
Short-term Investments	1,582,990	—	—	1,582,990
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	58,865,378	—	—	58,865,378
Short-term Investments	1,404,276	—	—	1,404,276
International Equity Fund					—	—	—	—
Common Stocks (a)	—	41,926,510	—	41,926,510
Preferred Stocks (a)	—	7,136	—	7,136
Short-term Investments	2,261,949	—	—	2,261,949
Large Cap Index Fund					(83,463)	—	—	(83,463)
Common Stocks (a)	590,616,572	—	—	590,616,572
Short-term Investments	11,605,546	—	—	11,605,546
Small Cap Index Fund					(50,379)	—	—	(50,379)
Common Stocks (a)	268,769,027	8,483	3,079	268,780,589
Short-term Investments	6,943,557	—	—	6,943,557
International Index Fund					32,437	—	—	32,437
Common Stocks (a)	—	277,536,348	0	277,536,348
Preferred Stocks (a)	—	1,644,521	—	1,644,521
Short-term Investments	140,685	—	—	140,685
Balanced Fund					—	—	—	—
Registered Investment Companies	89,698,646	—	—	89,698,646
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	111,491,595	—	111,491,595
U.S. Treasury Obligations	—	37,903,419	—	37,903,419
Short-term Investments	10,274,789	—	—	10,274,789
Money Market Fund					—	—	—	—
Short-term Investments	889,232	30,719,765	—	31,608,997

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

There were no transfers of securities between Level 1 and Level 2 as of December 31, 2015 as compared to December 31, 2014.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2014	$15,396
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(12,317)
Purchases	—
Issuances	—
Sales	—
Transfers in	—
Transfers out	—

Balance as of December 31, 2015	$3,079

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

For the Small Cap Index Fund, the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2015 was $(12,317).

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2014 or for the year ended December 31, 2015. The remaining Funds (other than the Small Cap Index Fund, as noted in the preceding table) did not hold any Level 3 securities as of December 31, 2014, or for the year ended December 31, 2015.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds may engage in portfolio hedging with the objective to protect against variations in exchange rates. Portfolio hedging involves the selling of forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. These Funds bear the market risk that arise from changes in foreign currency rates and the potential for any credit risk should a counterparty fail to perform under a forward foreign currency contract, and as a result, might realize a loss. In 2015, neither Fund entered into a forward foreign currency contract.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2015, the fair values of derivative instruments, which are also disclosed in the Schedules of Investments, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value

		Variation Margin; Analysis of Net Assets - Net Unrealized			Variation Margin; Analysis of Net Assets - Net Unrealized
Large Cap Index Fund	Stock Index Futures Contracts	Appreciation	$—		Depreciation	$83,463	(a)

Total			$—			$83,463

		Variation Margin; Analysis of Net Assets - Net Unrealized			Variation Margin; Analysis of Net Assets - Net Unrealized
Small Cap Index Fund	Stock Index Futures Contracts	Appreciation	$—		Depreciation	$50,379	(a)

Total			$—			$50,379

		Variation Margin; Analysis of Net Assets - Net Unrealized			Variation Margin; Analysis of Net Assets - Net Unrealized
International Index Fund	Stock Index Futures Contracts	Appreciation	$32,437	(a)	Depreciation	$—

Total			$32,437			$—

(a) Represents cumulative unrealized gain or loss on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2015, the effect of derivative instruments on the Statement of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Large Cap Index Fund	Stock Index Futures Contracts	$(191,860)	$(108,172)
Small Cap Index Fund	Stock Index Futures Contracts	80,344	(205,778)
International Index Fund	Stock Index Futures Contracts	76,532	(42,723)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Equity Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”)or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2015.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2015, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased
Large Cap Index Fund	71	$7,216,705
Small Cap Index Fund	53	6,224,976
International Index Fund	43	2,559,599

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2015, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2015, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2015, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$54,596,378	$11,173,042	$(1,663,869)	$9,509,173
Small/Mid Cap Equity Fund	59,507,245	4,599,321	(3,836,912)	762,409
International Equity Fund	41,449,275	5,826,786	(3,080,466)	2,746,320
Large Cap Index Fund	438,645,100	228,815,379	(65,238,361)	163,577,018
Small Cap Index Fund	237,391,545	83,903,186	(45,570,585)	38,332,601
International Index Fund	262,226,418	83,832,100	(66,736,964)	17,095,136
Balanced Fund	70,680,355	19,081,311	(63,020)	19,018,291
Bond Fund	156,461,157	4,027,017	(818,371)	3,208,646
Money Market Fund	31,608,997	—	—	—

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2015, if not applied, the carryforwards will expire as follows:

		Year of Expiration			Non Expiring
	Utilized in 2015	2016	2017	2018	Short-term	Long-term	Total Capital Loss Carryforwards
International Equity Fund	1,236,064	—	2,853,861	924,320	—	—	3,778,181

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2015, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$6,693	$798,370	$9,509,172	$—	$10,314,235
Small/Mid Cap Equity Fund	4,666	325,170	762,411	—	1,092,247
International Equity Fund	251,018	—	2,742,266	(3,947,697)	(954,413)
Large Cap Index Fund	12,470,224	30,705,919	163,351,625	—	206,527,768
Small Cap Index Fund	227,296	1,289,773	38,332,601	(17,341)	39,832,329
International Index Fund	343,098	42,982	17,063,805	(36,425)	17,413,460
Balanced Fund	2,209,367	2,716,333	19,018,291	—	23,943,991
Bond Fund	—	751,936	3,208,646	—	3,960,582
Money Market Fund	—	—	—	—	—

The differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2015 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals and return of capital transactions.

From November 1, 2015 through December 31, 2015, the International Equity Fund incurred $169,516 in realized losses, the Small Cap Index Fund incurred $17,341 in specified losses and the International Index Fund incurred $15,704 in specified losses and $20,721 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2016.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the timing of the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2015, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Large Cap Equity Fund	$—	$(22)	$—	$22
Small/Mid Cap Equity Fund	—	(14,741)	—	14,741
International Equity Fund	—	(56,556)	—	56,556
Large Cap Index Fund	(308,112)	(962,229)	—	1,270,341
Small Cap Index Fund	(18)	(19,172)	—	19,190
International Index Fund	(56)	33,449	—	(33,393)
Balanced Fund	—	(39,075)	—	39,075

The tax character of distributions was designated as follows for the years ended December 31, 2015 and December 31, 2014, respectively.

2015	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$439,495	$3,543,617	$3,983,112
Large Cap Index Fund	11,103,898	19,827,982	30,931,880
Small Cap Index Fund	3,479,928	19,119,455	22,599,383
Balanced Fund	2,169,330	2,003,843	4,173,173

2014	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$1,624,112	$6,550,001	$8,174,113
Large Cap Index Fund	11,038,302	15,349,943	26,388,245
Small Cap Index Fund	3,337,582	20,763,921	24,101,503
Balanced Fund	2,326,839	1,852,792	4,179,631

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2015 and December 31, 2014.

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.24% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2015, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marsico, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$136,329	$—	$105,094	$—	$—
Small/Mid Cap Equity Fund	—	182,500	188,360	—	—	—
International Equity Fund	—	—	—	—	119,548	132,932
Large Cap Index Fund	106,951	—	—	—	—	—
Small Cap Index Fund	298,916	—	—	—	—	—
International Index Fund	298,626	—	—	—	—	—

Total Sub-Advisory Fees	$704,493	$318,829	$188,360	$105,094	$119,548	$132,932

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2015.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Investment transactions

For the year ended December 31, 2015, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Large Cap Equity Fund	$33,577,402	$32,907,451	$—	$—
Small/Mid Cap Equity Fund	74,151,410	75,043,283	—	—
International Equity Fund	54,212,353	56,079,420	—	—
Large Cap Index Fund	19,556,408	55,288,298	—	—
Small Cap Index Fund	39,445,057	53,913,174	—	—
International Index Fund	8,765,745	8,498,124	—	—
Balanced Fund	3,833,019	5,950,000	—	—
Bond Fund	8,498,750	12,655,793	4,930,273	10,000,000

Cross trades for the year ended December 31, 2015 were executed by the Large Cap Index and Small Cap Index Funds pursuant to Rule 17a-7 under the Investment Company Act of 1940. Cross trading is the buying or selling of portfolio securities between funds. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.91	$11.38	$8.61	$7.49	$7.59
Income from Investment Operations
Net investment income (a)	0.13	0.12	0.10	0.13	0.09
Net gain (loss) on investments (both realized and unrealized)	0.06	1.68	2.77	1.12	(0.10)

Total from investment operations	0.19	1.80	2.87	1.25	(0.01)

Less Distributions
Net investment income	(0.14)	(0.17)	(0.10)	(0.13)	(0.09)
Net realized gain	(0.92)	(0.10)	—	—	—

Total distributions	(1.06)	(0.27)	(0.10)	(0.13)	(0.09)

Net asset value, end of period	$12.04	$12.91	$11.38	$8.61	$7.49

Total Return	1.33%	15.75%	33.33%	16.63%	(0.12)%
Net assets, end of period (millions)	$63.8	$63.4	$55.0	$42.2	$36.6
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.01%	0.98%	0.95%	1.52%	1.19%
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.73%	0.72%	0.75%	0.75%
Net investment income	1.00%	0.95%	0.93%	1.47%	1.14%
Portfolio turnover rate	52%	51%	68%	58%	42%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.00	$13.12	$11.06	$9.41	$9.64
Income from Investment Operations
Net investment income (a)	0.07	0.03	0.01	0.11	0.02
Net gain (loss) on investments (both realized and unrealized)	(0.54)	0.62	3.83	1.56	(0.22)

Total from investment operations	(0.47)	0.65	3.84	1.67	(0.20)

Less Distributions
Net investment income	(0.08)	(0.03)	(0.12)	(0.02)	(0.03)
Net realized gain	(0.68)	(1.74)	(1.66)	—	—

Total distributions	(0.76)	(1.77)	(1.78)	(0.02)	(0.03)

Net asset value, end of period	$10.77	$12.00	$13.12	$11.06	$9.41

Total Return	(3.99)%	4.94%	34.96%	17.77%	(2.08)%
Net assets, end of period (millions)	$60.4	$63.7	$61.1	$45.9	$39.5
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.61%	0.23%	0.09%	1.03%	0.25%
Ratios to average net assets absent expense reductions
Expenses	0.93%	0.94%	0.95%	0.96%	0.97%
Net investment income	0.58%	0.19%	0.04%	0.97%	0.18%
Portfolio turnover rate	119%	103%	115%	92%	87%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.54	$11.34	$9.76	$8.23	$9.75
Income from Investment Operations
Net investment income (a)	0.07	0.08	0.12	0.13	0.12
Net gain (loss) on investments (both realized and unrealized)	(0.09)	(0.75)	1.63	1.45	(1.47)

Total from investment operations	(0.02)	(0.67)	1.75	1.58	(1.35)

Less Distributions
Net investment income	(0.08)	(0.13)	(0.17)	(0.05)	(0.17)
Net realized gain	—	—	—	—	—

Total distributions	(0.08)	(0.13)	(0.17)	(0.05)	(0.17)

Net asset value, end of period	$10.44	$10.54	$11.34	$9.76	$8.23

Total Return	(0.17)%	(5.96)%	17.97%	19.19%	(13.79)%
Net assets, end of period (millions)	$44.2	$44.4	$47.4	$40.6	$34.2
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.59%	0.75%	1.10%	1.47%	1.28%
Ratios to average net assets absent expense reductions
Expenses	1.12%	1.23%	1.18%	1.21%	1.29%
Net investment income	0.47%	0.52%	0.92%	1.26%	0.99%
Portfolio turnover rate	122%	98%	77%	47%	57%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	111

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.32	$17.85	$14.10	$12.67	$12.50
Income from Investment Operations
Net investment income (a)	0.35	0.33	0.29	0.28	0.23
Net gain (loss) on investments (both realized and unrealized)	(0.15)	1.97	4.16	1.73	(0.01)

Total from investment operations	0.20	2.30	4.45	2.01	0.22

Less Distributions
Net investment income (b)	(0.34)	(0.31)	(0.30)	(0.25)	—
Net realized gain	(0.65)	(0.52)	(0.40)	(0.33)	(0.05)

Total distributions	(0.99)	(0.83)	(0.70)	(0.58)	(0.05)

Net asset value, end of period	$18.53	$19.32	$17.85	$14.10	$12.67

Total Return	1.12%	13.37%	32.01%	15.72%	1.83%
Net assets, end of period (millions)	$603.1	$637.1	$599.5	$487.9	$454.4
Ratios to average net assets
Expenses (c)	0.29%	0.28%	0.29%	0.29%	0.31%
Net investment income	1.80%	1.75%	1.80%	2.02%	1.79%
Portfolio turnover rate	3%	3%	3%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The expense ratio includes the effect of expense reimbursements that are less than 0.005%.

112	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.46	$13.99	$10.85	$9.79	$10.82
Income from Investment Operations
Net investment income (a)	0.11	0.11	0.09	0.16	0.08
Net gain (loss) on investments (both realized and unrealized)	(0.74)	0.51	4.05	1.39	(0.56)

Total from investment operations	(0.63)	0.62	4.14	1.55	(0.48)

Less Distributions
Net investment income	(0.12)	(0.11)	(0.11)	(0.14)	(0.08)
Net realized gain	(0.93)	(1.04)	(0.89)	(0.35)	(0.47)

Total distributions	(1.05)	(1.15)	(1.00)	(0.49)	(0.55)

Net asset value, end of period	$11.78	$13.46	$13.99	$10.85	$9.79

Total Return	(4.86)%	4.37%	38.27%	15.90%	(4.53)%
Net assets, end of period (millions)	$276.2	$306.2	$309.2	$238.1	$218.7
Ratios to average net assets assuming expense reductions
Expenses	0.49%	0.48%	0.49%	0.50%	0.50%
Net investment income	0.84%	0.76%	0.68%	1.46%	0.72%
Ratios to average net assets absent expense reductions
Expenses	0.50%	0.49%	0.50%	0.51%	0.51%
Net investment income	0.83%	0.75%	0.67%	1.45%	0.71%
Portfolio turnover rate	14%	15%	13%	14%	14%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	113

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.76	$14.01	$11.86	$10.34	$12.24
Income from Investment Operations
Net investment income (a)	0.31	0.44	0.31	0.31	0.32
Net gain (loss) on investments (both realized and unrealized)	(0.45)	(1.26)	2.18	1.55	(1.85)

Total from investment operations	(0.14)	(0.82)	2.49	1.86	(1.53)

Less Distributions
Net investment income	(0.30)	(0.43)	(0.34)	(0.34)	(0.33)
Net realized gain (b)	(0.11)	—	—	—	(0.04)

Total distributions	(0.41)	(0.43)	(0.34)	(0.34)	(0.37)

Net asset value, end of period	$12.21	$12.76	$14.01	$11.86	$10.34

Total Return	(1.16)%	(5.88)%	20.96%	18.00%	(12.50)%
Net assets, end of period (millions)	$280.9	$290.8	$316.8	$270.4	$236.9
Ratios to average net assets
Expenses	0.68%	0.64%	0.67%	0.68%	0.69%
Net investment income	2.31%	3.12%	2.41%	2.84%	2.73%
Portfolio turnover rate	3%	3%	3%	3%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012.

114	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.12	$15.44	$13.54	$12.41	$12.36
Income from Investment Operations
Net investment income (a)	0.34	0.34	0.33	0.30	0.16
Net gain (loss) on investments (both realized and unrealized)	(0.16)	1.07	2.08	1.03	0.28

Total from investment operations	0.18	1.41	2.41	1.33	0.44

Less Distributions
Net investment income	(0.37)	(0.34)	(0.32)	(0.17)	(0.31)
Net realized gain	(0.37)	(0.39)	(0.19)	(0.03)	(0.08)

Total distributions	(0.74)	(0.73)	(0.51)	(0.20)	(0.39)

Net asset value, end of period	$15.56	$16.12	$15.44	$13.54	$12.41

Total Return	1.11%	9.43%	17.97%	10.77%	3.72%
Net assets, end of period (millions)	$90.3	$95.0	$90.4	$81.2	$78.3
Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.11%	2.15%	2.23%	2.24%	1.30%
Ratios to average net assets absent expense reductions
Expenses (b)	0.08%	0.07%	0.08%	0.09%	0.09%
Net investment income	2.03%	2.08%	2.15%	2.15%	1.21%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Expense ratios relate to the Balanced Fund only and do not reflect acquired fund fees and expenses.

See accompanying notes to financial statements.	115

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.47	$10.42	$10.97	$10.94	$10.61
Income from Investment Operations
Net investment income	0.29	0.31	0.33	0.34	0.36
Net gain (loss) on investments (both realized and unrealized)	(0.18)	0.05	(0.55)	0.03	0.33

Total from investment operations	0.11	0.36	(0.22)	0.37	0.69

Less Distributions
Net investment income	(0.29)	(0.31)	(0.33)	(0.34)	(0.36)
Net realized gain	(0.01)	—	—	—	—

Total distributions	(0.30)	(0.31)	(0.33)	(0.34)	(0.36)

Net asset value, end of period	$10.28	$10.47	$10.42	$10.97	$10.94

Total Return	1.01%	3.52%	(2.06)%	3.45%	6.58%
Net assets, end of period (millions)	$161.0	$167.2	$168.8	$174.4	$175.4
Ratios to average net assets
Expenses	0.59%	0.58%	0.58%	0.58%	0.58%
Net investment income	2.77%	2.99%	3.06%	3.13%	3.31%
Portfolio turnover rate	9%	7%	14%	8%	15%

116	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions
Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%
Net assets, end of period (millions)	$31.6	$34.0	$35.9	$36.5	$40.0
Ratios to average net assets assuming expense reductions
Expenses (a)	0.10%	0.07%	0.08%	0.10%	0.11%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.62%	0.63%	0.59%	0.58%
Net investment income	(0.61)%	(0.55)%	(0.55)%	(0.49)%	(0.47)%

(a)	The expense ratio includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the State Farm Variable Product Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, nine funds comprising the State Farm Variable Product Trust (the “Funds”), at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 25, 2016

118

Management Information – State Farm Variable Product Trust, December 31, 2015 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 71	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (84 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Henderson Global Funds (13 portfolios)

Management Information – State Farm Variable Product Trust, December 31, 2015 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoeR.Monk,Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (since 1/2011) and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2015 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 46	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014), VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013), and EXECUTIVE ASSISTANT (6/2010 – 9/2011) State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 45	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 56	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 52	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

231-3571.18-CH

AP2016/02/9814

2-2016
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2015:	$298,465
Billed to registrant for fiscal year ending December 31, 2014:	$279,181

The audit fees for December 31, 2015 are based on amounts billed and estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2015:	$0
Billed to registrant for fiscal year ending December 31, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2015:	$0
Billed for fiscal year ending December 31, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2015:	$46,980
Billed to registrant for fiscal year ending December 31, 2014:	$46,760

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for:

•

reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code; and

•	reviewing the registrant’s tax returns (federal, state, and excise), and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2015:	$0
Billed for fiscal year ending December 31, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2015:	$0
Billed to registrant for fiscal year ending December 31, 2014:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2015:	$0
Billed for fiscal year ending December 31, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2015:	not applicable	0%	not applicable
Fiscal year ending December 31, 2014:	not applicable	0%	not applicable
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:
	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2015:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2014:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)     Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2015:	$46,980
Fiscal year ending December 31, 2014:	$46,760

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2015:	$0
Fiscal year ending December 31, 2014:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2015:	$0
Fiscal year ending December 31, 2014:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation

Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date     February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date     February 29, 2016

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date     February 29, 2016